UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21293

Nuveen Multi-Strategy Income and Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Attractive Distributions from a Portfolio of Preferred and Convertible Securities,
Domestic and Foreign Equities, and Debt Instruments

Annual Report

December 31, 2009

Nuveen Multi-Strategy Income and Growth Fund

JPC

Nuveen Multi-Strategy Income and Growth Fund 2

JQC

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Chairman's
Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing at par of all the auction rate preferred shares (ARPS) issued by its taxable closed-end funds. On October 15, 2009, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred securities as vehicles for refinancing existing municipal fund ARPS. By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2010

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Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

These Funds are advised by Nuveen Asset Management (NAM), which determines and oversees the Funds' asset allocations. NAM uses a team of sub-advisers with specialties in different asset classes to manage the Funds' portfolios. These sub-advisers include Spectrum Asset Management, Symphony Asset Management, LLC, and Tradewinds Global Investors, LLC. Symphony and Tradewinds are affiliates of Nuveen Investments.

Spectrum, an affiliate of Principal Global Investors, LLC, manages preferred securities positions within the income-oriented portion of each Fund's portfolio. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities and other debt markets, led the team at Spectrum during the year. Bernie retired as of December 31, 2009.

Symphony has primary responsibility for investments in convertible, high yield and senior loan securities, and for domestic and international equity investments. The team at Symphony managing the convertible, high yield and senior loan portions of each portfolio is led by Gunther Stein, the firm's Chief Investment Officer, who has more than 20 years of investment management experience. The Symphony team responsible for managing domestic equity investments is led by David Wang, while the group overseeing the Funds' international equity exposure managed by Symphony is led by Eric Olson. Both David and Eric have more than 15 years of investment industry experience.

Tradewinds invests its portion of each Fund's assets in global equities. The Tradewinds team is led by Dave Iben, who has more than 25 years of investment management experience.

Here representatives from Spectrum, Symphony and Tradewinds talk about general economic and market conditions, their management strategies and the performance of both Funds for the twelve-month period ended December 31, 2009.

What were the general market conditions for the twelve-month period ending December 31, 2009?

The general market conditions during the past twelve months were among the most fluctuating and challenging on record. The financial crisis that began to accelerate in the last half of 2008 was in full force by the first quarter of 2009. For the first time since the 1930s, the United States, United Kingdom, Germany and Japan experienced recessions simultaneously.

In response, the U.S. government enacted a $787 billion economic stimulus plan early in 2009, and provided additional funds for large financial institutions under the Troubled

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Asset Relief Program (TARP) started in 2008. The Federal Reserve maintained a fed funds target range of zero to 0.25%, its lowest level in history. In addition, the Fed announced in March that it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. The government also took steps to prevent the collapse of the American auto industry.

By the second quarter of 2009, some positive signals began to emerge. Most major banks were deemed to be adequately capitalized sufficient to withstand a deeper downturn. Domestic equity markets, as measured by the Standard & Poor's (S&P) 500 Stock Index, rocketed up from the lows experienced in March. Bond investors grew more willing to purchase municipal and corporate credit, causing the prices of oversold credit to be bid up and the prices of overbought U.S. Treasury securities to be bid down.

For the full year, the S&P 500 Index posted a return of 26.46% with most major bond indexes also showing positive performance. However, the unemployment rate at year end was over 10% and the general credit markets were still constricted, suggesting that the road to recovery would not be quick or easy.

In this generally stressful environment, the performance of preferred securities split into two distinct periods. The first quarter of 2009 was the worst on record, with the Merrill Lynch U.S. Preferred Stock Fixed Rate Index down 23%. This marked the fourth straight quarterly decline in preferred securities prices (also a record).

However, in early March, the CEOs of Citigroup, Bank of America and JPMorgan all proclaimed that their banks were making money. These statements, at a time when some financial equities were down as much as 80% from their pre-crisis highs, helped provide a bounce that prevailed over market fear and sparked a credit rally. For the full year, the Merrill Lynch U.S. Preferred Stock Fixed Rate Index closed up more than 20%.

This bounce benefited from two very powerful federal programs: 1) the U.S. Treasury's Capital Assistance Program and 2) the Public Private Investment Partnership. Both were designed to pump additional liquidity into the system and help thaw markets that essentially had been frozen. Additionally, the outcome of stress tests for systemically important banks in May reassured markets that further government capital assistance would probably be unnecessary or very limited. By mid-year, the private capital markets were sources of funding for financial entities seeking to raise fresh equity or repay some government assistance. By the end of December, Bank of America, Citigroup and Wells Fargo all had repaid their TARP funds through combinations of equity issuance and internal liquidity.

From a global perspective, central banks continued to pursue monetary policies aimed at providing liquidity to markets. Equity markets in the emerging markets and United States rallied on the prospects of continued growth in emerging economies and a re-emergence of growth in the United States. Commodities and commodity stocks rebounded significantly from their lows of earlier this year.

The senior loan market rallied in 2009, driven primarily by supply constraints. New issuance for the year was approximately $56 billion, compared to $282.9 billion on average for the previous four years (2005 through 2008). Incremental demand for senior

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loans was positive, even though fundamentals generally were negative. On the high yield side, new issuance was $132.8 billion, but strong demand kept a firm tone to the market. Defaults rose during the period, and leverage increased across most industries. However, default rates proved to be lower than originally expected, and corporate results generally were stronger than initially anticipated.

Convertibles securities benefited from the rally in both the credit and equities markets, and yield spreads between investment grade and lower grade issues tightening rapidly. Additionally, convertibles benefited from the increased leverage available to convertible arbitrage managers because the market loosened considerably after a complete seizure in late 2008 and early 2009.

Internationally, many central banks continued to pursue monetary policies aimed at providing liquidity to the markets. Equities rallied in most countries over the last nine months of 2009, with many markets reporting composite returns of more than 15% for the year. Many of the riskier parts of the markets, including financial stocks, performed well.

What key strategies were used to manage the Funds during this reporting period?

During the first quarter of 2009, the Funds were under pressure to sell some securities into a weak market in order to raise capital to help redeem a portion of their outstanding auction rate preferred shares. Within the preferred securities portion of both Funds' portfolios, our strategy was to sell issues that we believed would be under continued credit pressure or were relatively overvalued. In practice, this often meant we looked to sell higher priced issues that we believed would have less upside potential in a market recovery.

In order to maintain their structural leverage ratios at desired levels, each Fund replaced its redeemed auction rate preferred shares with bank borrowings.

The institutional preferred securities market (i.e., $1000 par issues traded over the counter) was extremely illiquid from January until April. Consequently, rather than pressure a market that was thinly traded and, in our view, grossly undervalued, we chose to sell retail-oriented, exchange-listed $25 par issues, which remained relatively liquid throughout the period.

When purchasing preferred securities, we focused on assessing the structural elements of an issue, looking for elements that we believed would reduce income risk and improve the likelihood of being paid under stressful conditions. We also invested in some seasoned Eurodollar issues where we expected the securities to be well supported and where valuations were particularly cheap. In addition, we added some REIT debt and utility preferreds to maintain adequate diversity in this portion of the portfolios.

Over the course of the last several years, the preferred market has changed from an investment grade rated market, with more than 75% of all issues rated single A or higher, to a market where over 40% of all issues are rated below-investment grade. In addition, issuer concentration has increased even further, with the largest five issuers now representing 40% of the market value of the Merrill Lynch U.S. Preferred Stock Fixed Rate

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Index. In response to these changing conditions, the Funds' Board of Trustees adopted some changes in investment policies and procedures during the course of this reporting period. Previously, all of the Funds' investments in preferred securities had to be rated investment grade at the time of purchase. The new guidelines allow each Fund to have 20% of its net assets in preferred securities rated below investment grade when purchased. However, neither Fund may purchase issues rated Caa1/CCC+ or lower, and if a portfolio holding is downgraded to that rating or below, the manager is required to sell the security as soon as practicable.

Addressing the increase in issuer concentration within the preferred securities markets, the new guidelines allow for a slightly greater concentration of higher rated securities from the same preferred issuer within a portfolio, which allows managers more flexibility given the current market conditions.

For the Funds' convertible bond, high yield and senior loan investments managed by Symphony, we maintained an overweight exposure to the senior loan market early in the reporting period. We believed that senior loans represented a catalyst-driven return opportunity with high risk-adjusted return potential when compared with both high yield bonds and convertible securities. As senior loans rallied ahead of high yield and convertibles, which both performed in-line with our expectations, we began to rotate out of senior loans and into both convertibles and high yields. We sought to capture the relative value of these two asset classes as the market rally continued to push equities higher and tightened the yield spreads between higher and lower rated fixed-income securities.

In the core domestic and international equity portions of both Funds' portfolios that are managed by Symphony, we used both quantitative and qualitative methods to evaluate opportunities. The quantitative screening process served as the starting point for the decision-making process, with the qualitative process then providing a systematic way of researching companies from a broad perspective, as fundamental analysts actively sought catalysts that we believed would drive upside price movements. Symphony uses a "bottom-up" approach to stock picking, seeking to maximize return per unit of risk while obeying limits on position size, industry weights, beta, and other portfolio constraints. Quantitative tools provide the risk diagnostic measurements which guide these limits and keep forecasted risk within acceptable tolerances. The overall result is an investment process which is disciplined, repeatable, and we think blends the most effective elements of both quantitative and qualitative investing.

For the global equity portion of the Funds' portfolios managed by Tradewinds, our basic investment philosophy continued to focus on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value. In 2009, we found that the best value opportunities were in the securities of those businesses that were the most leveraged to the growth of the global economy and that had been overly-punished in 2008. We continued to like the materials and energy sectors, which benefit from increased global demand, while we remained significantly underweight in the financials sector. During the period we decreased our exposure in fixed income, maintained both our long and short equity exposures, and continued to write

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Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

1  Comparative benchmark performance is a blended return consisting of:

1) 27.5% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $30 million and at least one year to maturity.

2) 22.5% of the Barclays Capital Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency.

3) 10.0% of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

4) 10.0% of the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

5) 10.0% of the MSCI AC World Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

6) 6.7% of the Merrill Lynch All U.S. Convertibles Index consisting of approximately 575 securities with par values greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S.

7) 6.7% of the CSFB High Yield Index, which includes approximately $375 billion of $U.S.-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade.

8) 6.6% of the CSFB Leverage Loan Index, which includes approximately $765 billion of $U.S.-denominated Leveraged Loans at least one rating below investment-grade. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

covered calls on selected long equity positions to enhance yield and expected total return.

How did the Funds perform over the reporting period?

The performance of JPC and JQC, as well as a comparative benchmark and a general fixed income index, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value

For periods ended 12/31/09

	1-Year	5-Year
JPC	67.37%	-2.49%
JQC	63.01%	-1.62%
Comparative Benchmark[1]	34.02%	2.14%
Barclays Capital U.S. Aggregate Bond Index[2]	5.93%	4.97%

For the twelve-month period ended December 31, 2009, the total return on common share net asset value for both Funds outperformed the comparative benchmark and general market index. The generally favorable market conditions during the last three quarters of 2009, augmented by the Fund's leveraged capital structure, provided the primary catalyst for the Funds' strong performance.

In the preferred securities portions of both Funds, we made some purchases and sales between various $25 par series and from $25 par to $1000 par capital securities of the same issuer in order to pick up income and reduce risk among the Funds' investment grade holdings. We also purchased non-financial and higher quality financial names that we believed were undervalued more due to liquidity risk factors rather than credit concerns in both the secondary and IPO markets.

We reduced the Funds' exposure to ING, Delphi Financial and Developers Diversified Realty in order to rebalance overall credit exposure. We eliminated exposure in Royal Bank of Scotland, SwedBank and KBC Bank out of concern that the companies might pass on paying the dividends of the securities we held.

Overall, we stayed highly focused on credit developments and sought securities with attractive structural nuances that we believed would add value over time. For example, we negotiated privately with Lloyds Bank to exchange their non-cumulative preference shares for cumulative upper tier 2 preference shares. We believed this would increase Fund income, help protect that income and increase the valuation of the holdings.

During the second half of the period, increased trading and tender activity improved the pricing for many preferred securities in the banking sector. This helped offset ratings changes on certain issues by Moody's, Standard & Poor's and Fitch that constrained us from doing relative value switches among below investment grade securities.

The core domestic equities portion of the Funds managed by Symphony was adversely affected by the relative outperformance of low-price, low-cap, and low-quality names in the Russell 1000 Index—the largest such outperformance in over 20 years. For the year, the smallest quartile by market cap outperformed the largest by 30%, sub-$5 shares outperformed over-$10 shares by 100%, and the highest beta quartile outperformed the

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lowest by 43%. In particular during the second and third quarters, smaller cap and lower quality stocks that do not pass Symphony's screening process outperformed. Fortunately, we saw a reversal of this trend during the fourth quarter.

In the international equities portion of the portfolios managed by Symphony, the Funds benefited from a moderation of the outperformance of smaller, higher risk companies later in the year as investors appear to be refocusing on company specific fundamentals. Exposure to emerging markets and Canada continued to have a positive impact on performance, as did carrying an underweight exposure to Japanese stocks. Performance was negatively impacted by an underweight exposure to the United Kingdom and exposure to financial companies. Overall, correlations across equity markets appear to be coming down from abnormally high levels, indicating a return to an environment where company specific fundamentals carry more weight in determining stock returns—an environment that we believe should benefit Symphony's bottom-up investment process.

Within the fixed-income sleeves of both portfolios that were managed by Symphony, the overweight exposure to senior loans early in the period benefited performance overall, as the senior loan market outperformed high yield and convertibles in the first quarter of 2009. Among senior loans, the higher-beta names like Tribune Company drove most of the performance. Higher beta names such as Nortel added to performance within the convertible securities markets. Both Tribune Company and Nortel benefited from improving credit markets, which enhanced the valuation of each Firm's assets. Conversely, performance was constrained by our better-quality holdings, many of which are critical to maintaining an acceptable risk profile within the Funds' convertible securities positions.

In the global equity sleeve of the Funds managed by Tradewinds, the top long equity performer was a position in NovaGold Resources Incorporated. In early January 2009, the Funds participated in a private placement of NovaGold Resources Incorporated units, which consisted of both equity shares and warrants to purchase additional equity shares. NovaGold, which focuses on gold exploration, development, and mining, benefited as the price of gold reached over $1,200 per ounce during the year. The company's common equity share price appreciated more than 300% during the period.

Another significant contributor to performance was Lucent Technologies Capital Trust I, now Alcatel-Lucent. This company's product offerings enable its clients to deliver voice, data and video communication services to end users. Lucent Technologies' convertible preferred position appreciated due to management's guidance that Alcatel-Lucent would be at break-even on an adjusted operating basis by the end of 2009 as cost-cutting measures were on track and sales stabilized.

The worst detractor from the performance of the Tradewinds managed portions of the Funds was Nippon Telegraph & Telephone (NTT). NTT, Japan's largest telecom company, underperformed as operating profits declined 13% for its first fiscal half ended September 2009. A 5% decline in NTT's mobile division, DoCoMo, was mostly to blame, coupled with concerns about the upcoming revision of the NTT Law (Japanese government owns roughly one-third of NTT and regulates the company through the NTT Law). We remain optimistic on NTT and expect over the medium-term that capital

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investment (mainly in the form of a next-generation network upgrade) will diminish, the FTTH (fiber-to-the-home) business will turn profitable, and costs will decline from employee attrition. Moreover, management is anticipating the upcoming revision of the NTT Law will allow greater freedom to price its new services.

Although the positions were sold in early February 2009, Apex Silver Mines Limited also detracted from performance in both Funds for the period. Apex is a base metal mining company engaged in the exploration and development of silver and other mineral properties in Latin America. The company's underperformance leading up to its sale was due to several issues: zinc prices declined as a result of increased global supply, the company's production ramp-up was slower than expected due to water salinity problems, and the Bolivian government's threat to nationalize the nation's oil and gas reserves exacerbated the company's woes. In January 2009, Apex Silver filed for Chapter 11 bankruptcy.

The short equity positions managed by Tradewinds within both Funds detracted slightly from performance for the period. Among these positions, C.R. Bard, Inc. contributed most to absolute performance although its gains were more than offset by positions in AutoZone Incorporated.

The covered call writing strategy managed by Tradewinds also detracted from the Funds' performance as stock prices rallied in excess of the option strike prices, which limited the upside potential of the underlying holdings. However, given the uncertainty in the future direction of the global markets and the large market rebound, we continued to utilize this strategy throughout the period.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative index and benchmark was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a significant positive contribution to these Funds' returns during 2009.

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RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURES

Shortly after their inceptions, both Funds issued auction rate preferred shares (FundPreferred) to create financial leverage. As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for common shareholders of these Funds from the auction failures is that the Funds' cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Funds' common share earnings likely have been incrementally lower at times than they otherwise might have been.

Beginning in the summer of 2008, the Funds announced their intention to redeem most or all of their auction rate preferred shares and retain their leveraged structure primarily through the use of bank borrowings. Leveraging using borrowings offers common shareholders most benefits and risks as leveraging with auction rate preferred shares.

As of December 31, 2009, these Funds had redeemed all of their outstanding auction rate preferred shares. For additional information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

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Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of December 31, 2009, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

Over the course of 2009, each Fund reduced its quarterly distribution to common shareholders during March and June and subsequently increased its quarterly distribution during September and again in December. Some of the important factors affecting the amount and composition of these distributions are summarized below.

During the twelve-month period, each Fund employed financial leverage through the use of FundPreferred shares and/or bank borrowings. As of December 31, 2009, the Funds had redeemed all of their outstanding FundPreferred shares. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value per share in response to changing market conditions. During the current reporting period, each Fund's financial leverage contributed positively to common share income and common share net asset value price return.

Each Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

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•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's common share distributions and total return performance for the fiscal year ended December 31, 2009. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/09 (Common Shares)	JPC	JQC
Inception date	3/26/03	6/25/03
Calendar year ended December 31, 2009:
Per share distribution:
From net investment income	$0.61	$0.65
From long-term capital gains	0.00	0.00
From short-term capital gains	0.00	0.00
Tax return of capital	0.02	0.00 *
Total per share distribution	$0.63	$0.65
Distribution rate on NAV	7.36%	7.22%
Average annual total returns:
1-Year on NAV	67.37%	63.01%
5-Year on NAV	-2.49%	-1.62%
Since inception on NAV	1.38%	1.39%

*  Rounds to less than $0.01 per share.

Common Share Repurchases and Share Price Information

As of December 31, 2009, the aggregate amount of common shares repurchased by the Funds are shown in the accompanying table.

Fund	Common Shares Repurchased	% of Outstanding Common Shares
JPC	1,637,750	1.7%
JQC	2,419,575	1.8%

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During the twelve-month reporting period, the Funds' common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Fund	Common Shares Repurchased	Weighted Average Price Per Share Repurchased	Weighted Average Discount Per Share Repurchased
JPC	1,326,650	$6.72	16.86%
JQC	1,655,075	$7.03	17.24%

As of December 31, 2009, the Funds' common shares were trading at discounts to their common share NAVs as shown in the accompanying table.

Fund	12/31/09 Discount	Twelve-Month Average Discount
JPC	-12.50%	-18.86%
JQC	-14.56%	-19.22%

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JPC

Performance

OVERVIEW

Nuveen Multi-Strategy Income and Growth Fund

  as of December 31, 2009

Portfolio Allocation (as a % of total investments)2

2008-2009 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and call options written.

3 Excluding short-term investments, common stocks sold short and call options written.

Fund Snapshot

Common Share Price	$7.49
Common Share Net Asset Value	$8.56
Premium/(Discount) to NAV	-12.50%
Current Distribution Rate[1]	9.08%
Net Assets Applicable to Common Shares ($000)	$839,846

Average Annual Total Return

(Inception 3/26/03)

	On Share Price	On NAV
1-Year	81.73%	67.37%
5-Year	-2.56%	-2.49%
Since Inception	-0.27%	1.38%

Industries

(as a % of total investments)2

Commercial Banks	16.1%
Insurance	12.4%
Real Estate	8.7%
Media	6.0%
Oil, Gas & Consumable Fuels	4.6%
Metals & Mining	4.3%
Capital Markets	3.6%
Diversified Financial Services	3.0%
Diversified Telecommunication Services	2.7%
Health Care Providers & Services	2.5%
Pharmaceuticals	2.0%
Food Products	2.0%
Hotels, Restaurants & Leisure	1.6%
Energy Equipment & Services	1.5%
Electric Utilities	1.5%
Semiconductors & Equipment	1.4%
Multi-Utilities	1.3%
IT Services	1.3%
Chemicals	1.3%
Specialty Retail	1.2%
Health Care Equipment & Supplies	1.2%
Short-Term Investments	1.2%
Investment Companies	1.0%
Other	17.6%

Top Five Issuers

(as a % of total investments)3

Union Planters Corporation	2.0%
Delphi Financial Group, Inc.	1.9%
Deutche Bank AG	1.8%
Wachovia Corporation	1.8%
Barclays Public Limited Corporation	1.5%

Nuveen Investments

Fund Snapshot

Common Share Price	$7.69
Common Share Net Asset Value	$9.00
Premium/(Discount) to NAV	-14.56%
Current Distribution Rate[1]	9.10%
Net Assets Applicable to Common Shares ($000)	$1,242,799

Average Annual Total Return

(Inception 6/25/03)

	On Share Price	On NAV
1-Year	76.23%	63.01%
5-Year	-1.62%	-1.62%
Since Inception	-0.64%	1.39%

Industries

(as a % of total investments)2

Commercial Banks	14.7%
Insurance	13.3%
Real Estate	8.6%
Media	6.1%
Oil, Gas & Consumable Fuels	4.8%
Metals & Mining	4.3%
Capital Markets	4.0%
Diversified Telecommunication Services	3.2%
Diversified Financial Services	2.4%
Health Care Providers & Services	2.2%
Electric Utilities	2.1%
Pharmaceuticals	2.0%
Food Products	1.9%
Energy Equipment & Services	1.5%
Hotels, Restaurants & Leisure	1.5%
Investment Companies	1.4%
Semiconductors & Equipment	1.4%
Specialty Retail	1.3%
Chemicals	1.2%
IT Services	1.2%
Short-Term Investments	1.7%
Other	19.2%

Top Five Issuers

(as a % of total investments)3

AgFirst Farm Credit Bank	1.8%
Wachovia Corporation	1.7%
Comcast Corporation	1.6%
HRPT Properties Trust	1.3%
PartnerRe Limited	1.3%

JQC

Performance

OVERVIEW

Nuveen Multi-Strategy Income and Growth Fund 2

  as of December 31, 2009

Portfolio Allocation (as a % of total investments)2

2008-2009 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and call options written.

3 Excluding short-term investments, common stocks sold short and call options written.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Multi-Strategy Income and Growth Fund
Nuveen Multi-Strategy Income and Growth Fund 2

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2 (the "Funds") as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2 at December 31, 2009, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 24, 2010

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund

Portfolio of INVESTMENTS

  December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 35.9% (27.2% of Total Investments)
	Aerospace & Defense – 0.3%
1,350	Alliant Techsystems Inc., (2)	$119,165
2,450	Esterline Technologies Corporation, (2)	99,887
5,725	GeoEye, Inc., (2)	159,613
17,665	Raytheon Company	910,101
23,400	Thales S.A., (18)	1,202,650
	Total Aerospace & Defense	2,491,416
	Air Freight & Logistics – 0.4%
8,680	FedEx Corporation	724,346
273,132	Toll Holdings Limited, (18)	2,132,884
8,650	United Parcel Service, Inc., Class B	496,251
	Total Air Freight & Logistics	3,353,481
	Auto Components – 0.0%
1,753	Magna International Inc., Class A	88,667
	Automobiles – 0.5%
63,589	Honda Motor Company Limited	2,123,389
25,580	Toyota Motor Corporation	1,065,662
8,887	Toyota Motor Corporation, Sponsored ADR	747,930
	Total Automobiles	3,936,981
	Beverages – 1.0%
1,240	Boston Beer Company, (2)	57,784
220,983	Coca-Cola Amatil Limited, (18)	2,278,453
18,170	Coca-Cola Femsa SAB de CV	1,194,132
20,150	Coca-Cola Company	1,148,550
21,345	Coca-Cola Enterprises Inc.	452,514
17,012	Diageo PLC, Sponsored ADR	1,180,803
8,485	Dr. Pepper Snapple Group	240,126
30,584	Heineken N.V., (18)	1,451,931
7,100	Molson Coors Brewing Company, Class B	320,636
	Total Beverages	8,324,929
	Biotechnology – 0.3%
5,515	Alnylam Pharmaceuticals, Inc., (2)	97,174
10,960	Amgen Inc., (2)	620,007
4,360	Biogen Idec Inc., (2)	233,260
6,600	BioMarin Pharmaceutical Inc., (2)	124,146
2,620	Celgene Corporation, (2)	145,882
22,670	Gilead Sciences, Inc., (2)	981,158
10,885	ISIS Pharmaceuticals, Inc., (2)	120,824
4,079	Medivation, Inc., (2)	153,574
	Total Biotechnology	2,476,025
	Building Products – 0.2%
6,780	Apogee Enterprises, Inc.	94,920
5,990	Masco Corporation	82,722
36,123	Masonite Worldwide Holdings, (2)	1,390,736
	Total Building Products	1,568,378

Nuveen Investments

Shares	Description (1)	Value
	Capital Markets – 0.9%
1,160	Affiliated Managers Group Inc., (2)	$78,126
3,500	Ameriprise Financial, Inc.	135,870
26,665	Credit Suisse Group	1,319,782
22,679	Deutsche Bank AG	1,606,717
315,300	Endeavor Financial Corporation, Corporate Shares S, 144A, (2)	533,615
5,915	Goldman Sachs Group, Inc.	998,689
11,805	Invesco LTD	277,299
3,250	Lazard Limited	123,403
15,725	Legg Mason, Inc.	474,266
2,360	Piper Jaffray Companies, (2)	119,440
3,520	Stifel Financial Corporation, (2)	208,525
3,470	T. Rowe Price Group Inc.	184,778
113,041	UBS AG, (2), (3)	1,753,266
	Total Capital Markets	7,813,776
	Chemicals – 0.8%
9,190	Celanese Corporation, Series A	294,999
3,980	Eastman Chemical Company	239,755
2,390	Lubrizol Corporation	174,351
2,460	Minerals Technologies Inc.	133,996
19,724	Mosaic Company	1,178,115
82,409	Nissan Chemical Industries Limited	1,168,866
2,420	Scotts Miracle Gro Company	95,130
13,350	Solutia Inc., (2)	169,545
82,687	Umicore, (18)	2,758,325
3,750	Westlake Chemical Corporation	93,488
	Total Chemicals	6,306,570
	Commercial Banks – 2.3%
28,939	Banco Itau Holdings Financeira, S.A.	660,967
139,625	Banco Santander Central Hispano S.A.	2,311,841
208,000	Bangkok Bank Public Company Limited, Foreign Shares	726,815
23,404	Bank of Nova Scotia	1,101,444
10,780	BB&T Corporation	273,489
9,255	Commerce Bancshares Inc.	358,354
7,385	Community Bank System Inc.	142,604
76,180	Credit Agricole S.A., (18)	1,336,949
199,562	DnB NOR ASA, (2)	2,162,858
5,500	First Financial Bancorp.	80,080
3,095	Hancock Holding Company	135,530
19,004	ICICI Bank Limited, ADR	716,641
1,850,000	Krung Thai Bank Public Company Limited, Foreign Shares	546,566
262,942	Mitsubishi UFJ Financial Group, Inc.	1,276,102
106,425	Nordic Baltic Holdings FDR	1,084,383
19,765	Royal Bank of Canada	1,065,876
108,773	Standard Chartered PLC, (18)	2,746,075
11,373	Sumitomo Trust & Banking Company, ADR, (18)	56,069
3,400	SunTrust Banks, Inc.	68,986
2,040	SVB Financial Group, (2)	85,048
77,330	Svenska Handelbanken AB, A Shares	2,207,066
4,090	UMB Financial Corporation	160,942
6,040	Wells Fargo & Company	163,020
	Total Commercial Banks	19,467,705
	Commercial Services & Supplies – 0.3%
13,385	Corrections Corporation of America, (2)	328,602
11,340	EnergySolutions Inc.	96,277
10,591	Republic Services, Inc.	299,831
8,167	Stericycle Inc., (2)	450,573

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Commercial Services & Supplies (continued)
139,300	Toppan Printing Company Limited	$1,123,254
4,260	Waste Management, Inc.	144,031
	Total Commercial Services & Supplies	2,442,568
	Communications Equipment – 0.4%
18,340	CommScope Inc., (2)	486,560
2,130	Comtech Telecom Corporation, (2)	74,657
7,985	Interdigital Inc., (2)	211,922
5,690	Plantronics Inc.	147,826
17,496	QUALCOMM, Inc.	809,365
208,481	ZTE Corporation, (18)	1,287,122
	Total Communications Equipment	3,017,452
	Computers & Peripherals – 0.8%
12,471	Apple, Inc., (2)	2,629,635
9,886	Hewlett-Packard Company	509,228
13,305	International Business Machines Corporation (IBM)	1,741,625
4,380	Network Appliance Inc., (2)	150,628
24,885	Seagate Technology	452,658
28,475	Western Digital Corporation, (2)	1,257,171
	Total Computers & Peripherals	6,740,945
	Construction & Engineering – 0.2%
50,897	JGC Corporation	932,306
14,000	Royal Boskalis Westminster NV, (18)	538,960
2,622	Shaw Group Inc., (2)	75,383
	Total Construction & Engineering	1,546,649
	Consumer Finance – 0.1%
12,980	American Express Company	525,950
7,030	Capital One Financial Corporation	269,530
	Total Consumer Finance	795,480
	Containers & Packaging – 0.0%
5,430	Packaging Corp. of America	124,944
3,820	Rock-Tenn Company	192,566
	Total Containers & Packaging	317,510
	Diversified Financial Services – 0.4%
59,730	Bank of America Corporation	899,534
560	CME Group, Inc.	188,132
40,000	JPMorgan Chase & Co.	1,666,800
8,534	PHH Corporation, (2)	137,483
	Total Diversified Financial Services	2,891,949
	Diversified Telecommunication Services – 1.3%
5,570	Cbeyond Inc., (2)	87,728
4,040	CenturyTel, Inc.	146,288
93,000	Deutsche Telekom AG, ADR, (3)	1,367,100
37,500	KT Corporation, Sponsored ADR	630,750
247,122	Nippon Telegraph and Telephone Corporation, (3)	4,878,188
2,295,000	Telecom Italia S.p.A.	2,543,168
13,968	Telefonica SA	1,166,607
4,788	Telus Corporation	149,146
3,940	Verizon Communications Inc.	130,532
	Total Diversified Telecommunication Services	11,099,507

Nuveen Investments

Shares	Description (1)	Value
	Electric Utilities – 1.4%
139,684	Centrais Electricas Brasileiras S.A., PFD B ADR, (2)	$2,612,091
10,170	E.ON A.G.	426,150
27,450	E.ON A.G., ADR, (18)	1,146,038
14,800	Electricite de France S.A, (18)	879,613
17,051	Exelon Corporation	833,282
10,175	FPL Group, Inc.	537,444
4,950	Great Plains Energy Incorporated	95,981
275,862	Korea Electric Power Corporation, Sponsored ADR, (2), (3)	4,011,033
12,980	Progress Energy, Inc.	532,310
8,660	Southern Company	288,551
	Total Electric Utilities	11,362,493
	Electrical Equipment – 0.3%
51,392	ABB Limited, ADR, (2)	981,587
67,689	ABB Limited, (2)	1,304,769
14,225	GrafTech International Ltd., (2)	221,199
4,570	Harbin Electric, Inc., (2)	93,868
	Total Electrical Equipment	2,601,423
	Electronic Equipment & Instruments – 1.0%
38,600	Corning Incorporated	745,366
41,201	Hoya Corporation	1,088,253
5,685	Ingram Micro, Inc., Class A, (2)	99,203
4,112	Multi Fineline Electronix, Inc., (2)	116,657
25,613	Nidec Corporation	2,348,580
194,336	Nippon Electric Glass Company Limited	2,652,076
34,659	Tech Data Corporation, (2), (3)	1,617,189
	Total Electronic Equipment & Instruments	8,667,324
	Energy Equipment & Services – 0.8%
126,281	AMEC PLC, (18)	1,608,884
191,165	BJ Services Company, (3)	3,555,669
9,565	Cooper Cameron Corporation, (2)	399,817
8,455	FMC Technologies Inc., (2)	489,037
20,475	Halliburton Company	616,093
11,005	Pride International Inc., (2)	351,170
	Total Energy Equipment & Services	7,020,670
	Food & Staples Retailing – 1.2%
17,558	Casino Guichard-Perrachon S.A, (18)	1,564,332
19,310	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	1,450,567
193,960	Jeronimo Martins SGPS, (18)	1,939,776
83,645	Koninklijke Ahold N.V., (18)	1,108,187
8,535	Kroger Co.	175,224
703	Seven & I Holdings, (18)	29,104
67,427	Wal-Mart Stores, Inc., (3)	3,603,973
	Total Food & Staples Retailing	9,871,163
	Food Products – 1.6%
6,440	Archer-Daniels-Midland Company	201,636
17,380	Campbell Soup Company	587,444
6,660	General Mills, Inc.	471,595
6,990	H.J. Heinz Company	298,892
12,335	Hershey Foods Corporation	441,470
9,760	Kellogg Company	519,232
12,526	Nestle S.A.	607,864
238,160	Smithfield Foods, Inc., (2), (3)	3,617,650
364,749	Tyson Foods, Inc., Class A, (3)	4,475,470
65,302	Unilever PLC	2,083,134
	Total Food Products	13,304,387

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Gas Utilities – 0.0%
1,920	National Fuel Gas Company	$96,000
	Health Care Equipment & Supplies – 0.4%
20,093	Baxter International, Inc.	1,179,057
10,680	Becton, Dickinson and Company	842,225
9,010	Covidien PLC	431,489
6,000	Edwards Lifesciences Corporation, (2)	521,100
5,420	ev3, Inc., (2)	72,303
4,320	Inverness Medical Innovation, (2)	179,323
6,050	Masimo Corporation, (2)	184,041
1,560	Steris Corporation	43,633
556	Zimmer Holdings, Inc., (2)	32,865
	Total Health Care Equipment & Supplies	3,486,036
	Health Care Providers & Services – 1.0%
43,925	Aetna Inc., (3)	1,392,423
14,180	AmerisourceBergen Corporation	369,673
3,930	Centene Corporation, (2)	83,198
4,290	Community Health Systems Inc., (2)	152,724
9,190	Coventry Health Care, Inc., (2)	223,225
2,995	Emergency Medical Services Corporation, (2)	162,179
12,699	Express Scripts, Inc., (2)	1,097,829
22,083	Fresenius Medical Care, ADR	1,169,413
36,420	Health Net Inc., (2), (3)	848,222
10,500	HealthSouth Corporation, (2)	197,085
2,379	Humana Inc., (2)	104,414
1,410	Laboratory Corporation of America Holdings, (2)	105,524
10,580	McKesson HBOC Inc.	661,250
10,220	Medco Health Solutions, Inc., (2)	653,160
2,274	Omnicare, Inc.	54,985
10,466	Quest Diagnostics Incorporated	631,937
11,320	Universal Health Services, Inc., Class B	345,260
	Total Health Care Providers & Services	8,252,501
	Hotels, Restaurants & Leisure – 0.4%
46,885	Carnival Corporation, (2), (18)	1,597,288
6,480	Las Vegas Sands, (2)	96,811
14,290	Starbucks Corporation, (2)	329,527
259,262	Thomas Cook Group PLC, (18)	957,761
	Total Hotels, Restaurants & Leisure	2,981,387
	Household Durables – 0.4%
92,144	Electrolux AB, Class B Shares, (2)	2,157,215
5,235	Meritage Corporation, (2)	101,193
27,840	Newell Rubbermaid Inc.	417,878
2,495	Sekisui House, Ltd., Sponsored ADR, (18)	23,004
12,615	Tempur Pedic International Inc., (2)	298,092
	Total Household Durables	2,997,382
	Household Products – 0.3%
13,890	Colgate-Palmolive Company	1,141,064
2,310	KAO Corporation, Sponsored ADR, (18)	53,962
6,850	Kimberly-Clark Corporation	436,414
10,974	Reckitt and Benckiser, (18)	594,024
	Total Household Products	2,225,464
	Independent Power Producers & Energy Traders – 0.0%
13,180	Constellation Energy Group	463,541

Nuveen Investments

Shares	Description (1)	Value
	Industrial Conglomerates – 0.0%
624	Siemens AG, Sponsored ADR	$57,221
	Insurance – 1.0%
4,125	Ace Limited	207,900
9,490	Allstate Corporation	285,080
1,362	Aon Corporation	52,219
4,350	Arch Capital Group Limited, (2)	311,243
4,820	Aspen Insurance Holdings Limited	122,669
1,844	Axis Capital Holdings Limited	52,388
1,858	CNA Financial Corporation, (2)	44,592
7,510	Delphi Financial Group, Inc.	167,999
2,753	Fairfax Financial Holdings Limited	1,079,247
42,354	Hannover Rueckversicherung AG, (2)	1,986,039
26,800	Loews Corporation, (3)	974,180
299,170	Mapfre S.A.	1,255,318
6,648	Mapfre S.A.	25,446
2,600	Marsh & McLennan Companies, Inc.	57,408
105,446	Prudential Corporation PLC, (18)	1,079,374
12,030	Prudential Financial, Inc.	598,613
6,895	Travelers Companies, Inc.	343,785
6,080	WR Berkley Corporation	149,811
	Total Insurance	8,793,311
	Internet & Catalog Retail – 0.3%
8,385	Amazon.com, Inc., (2)	1,127,950
17,540	NetFlix.com Inc., (2)	967,156
5,110	Nutri System Inc.	159,279
	Total Internet & Catalog Retail	2,254,385
	Internet Software & Services – 0.5%
62,472	eBay Inc., (2), (3)	1,470,591
5,880	Equinix Inc., (2)	624,162
2,710	Google Inc., Class A, (2)	1,680,146
10,180	Rackspace Hosting Inc., (2)	212,253
	Total Internet Software & Services	3,987,152
	IT Services – 0.5%
132,437	CGI Group Inc., (2)	1,795,846
3,990	MasterCard, Inc.	1,021,360
9,915	VeriFone Holdings Inc., (2)	162,408
13,470	Visa Inc.	1,178,086
6,130	Wright Express Corporation, (2)	195,302
	Total IT Services	4,353,002
	Leisure Equipment & Products – 0.0%
12,367	Hasbro, Inc.	396,486
	Life Sciences Tools & Services – 0.1%
1,040	Bio-Rad Laboratories Inc., (2)	100,318
11,630	Illumina Inc., (2)	356,460
5,670	Life Technologies Corporation, (2)	296,144
3,500	Millipore Corporation, (2)	253,225
	Total Life Sciences Tools & Services	1,006,147
	Machinery – 0.8%
3,301	AGCO Corporation, (2)	106,754
5,540	Caterpillar Inc.	315,725
2,100	Cummins Inc.	96,306
5,650	Donaldson Company, Inc.	240,351

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Machinery (continued)
6,415	Flowserve Corporation	$606,410
65,861	Kone OYJ	2,828,674
318,334	Minebea Company Limited	1,715,828
15,010	Oshkosh Truck Corporation	555,820
4,910	Terex Corporation, (2)	97,267
3,850	Timken Company	91,284
5,130	Trinity Industries Inc.	89,467
	Total Machinery	6,743,886
	Marine – 0.1%
7,770	Genco Shipping and Trading Limited, (2)	173,893
40,000	Stolt-Nielsen S.A.	554,423
	Total Marine	728,316
	Media – 0.4%
14,400	Cablevision Systems Corporation	371,808
24,745	Comcast Corporation, Class A	417,201
28,956	DIRECTV Group, Inc., (2)	965,683
79,114	Net Servios de Comunicao, (2)	1,070,412
10,430	Scripps Networks Interactive, Class A Shares	432,845
1,464	Time Warner Cable, Class A, (2)	60,595
	Total Media	3,318,544
	Metals & Mining – 4.3%
75,800	AngloGold Ashanti Limited, Sponsored ADR, (3)	3,045,644
133,800	Barrick Gold Corporation, (3)	5,269,044
44,513	BHP Billiton PLC, ADR, (18)	1,703,367
15,180	Cliffs Natural Resources Inc.	699,646
15,710	First Quantum Minerals Limited	1,205,608
17,665	Freeport-McMoRan Copper & Gold, Inc., (2)	1,418,323
121,100	Gold Fields Limited, ADR, (3)	1,587,621
121,532	Ivanhoe Mines Ltd., (2), (3)	1,775,583
11,278	Kinross Gold Corporation	207,515
8,021	Lihir Gold Limited, Sponsored ADR	234,133
1,177,200	Lihir Gold Limited, (18)	3,433,105
1,062,500	Minara Resources Limited, (2), (18)	770,062
102,209	Newmont Mining Corporation, (3)	4,835,508
1,166,858	NovaGold Resources Inc., (2)	7,152,840
1,462	Silver Standard Resources, Inc., (2)	31,974
19,240	Steel Dynamics Inc.	340,933
20,500	United States Steel Corporation	1,129,960
14,430	Walter Industries Inc.	1,086,723
	Total Metals & Mining	35,927,589
	Multiline Retail – 0.3%
6,510	Big Lots, Inc., (2)	188,660
19,150	Federated Department Stores, Inc.	320,954
62,011	Next PLC, (18)	2,073,406
	Total Multiline Retail	2,583,020
	Multi-Utilities – 0.3%
36,032	Ameren Corporation, (3)	1,007,094
4,280	PG&E Corporation	191,102
13,592	RWE AG	1,324,188
	Total Multi-Utilities	2,522,384

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 3.5%
11,120	Alpha Natural Resources Inc., (2)	$482,386
3,540	Anadarko Petroleum Corporation	220,967
213,297	Arch Coal Inc., (3)	4,745,858
57,683	BP PLC, Sponsored ADR, (3)	3,343,884
10,094	Cabot Oil & Gas Corporation	439,997
76,247	Cameco Corporation, (3)	2,452,866
11,468	Chesapeake Energy Corporation	296,792
16,994	Chevron Corporation, (3)	1,308,368
18,464	Cimarex Energy Company	978,038
2,198	Comstock Resources Inc., (2)	89,173
2,367	ConocoPhillips	120,883
580	CONSOL Energy Inc.	28,884
23,100	Continental Resources Inc., (2)	990,759
4,970	Devon Energy Corporation	365,295
29,619	Eni S.p.A., Sponsored ADR	1,499,018
2,910	EOG Resources, Inc.	283,143
31,200	Gazprom OAO, ADR, (18)	787,866
10,465	Hess Corporation	633,133
3,945	McMoran Exploration Corporation, (2)	31,639
5,210	Newfield Exploration Company, (2)	251,278
40,100	Nexen Inc.	959,593
9,665	Occidental Petroleum Corporation	786,248
1,706	Peabody Energy Corporation	77,128
1,545	Petrobras Energia S.A., ADR, (2)	24,148
15,300	Petrohawk Energy Corporation, (2)	367,047
2,108	Pioneer Natural Resources Company	101,542
27,827	Repsol YPF S.A.	741,868
9,775	Rosetta Resources, Inc., (2)	194,816
35,200	Royal Dutch Shell PLC, Class B, Sponsored ADR, (3)	2,046,176
5,670	SandRidge Energy Inc., (2)	53,468
8,980	Southwestern Energy Company, (2)	432,836
47,046	StatoilHydro ASA, Sponsored ADR	1,171,916
5,250	Stone Energy Corporation, (2)	94,763
87,357	Tesoro Corporation, (3)	1,183,687
8,897	Total S.A., Sponsored ADR	569,764
7,825	Total S.A., (18)	502,599
7,440	Valero Energy Corporation	124,620
920	Whiting Petroleum Corporation, (2)	65,734
18,960	Woodside Petroleum Limited, (18)	799,584
7,150	World Fuel Services Corporation	191,549
	Total Oil, Gas & Consumable Fuels	29,839,313
	Paper & Forest Products – 0.0%
4,640	Buckeye Technologies Inc., (2)	45,286
	Personal Products – 0.0%
6,930	Estee Lauder Companies Inc., Class A	335,135
3,210	Mead Johnson Nutrition Company, Class A Shares	140,277
	Total Personal Products	475,412
	Pharmaceuticals – 1.9%
37,930	AstraZeneca Group, (18)	1,782,606
30,742	Bristol-Myers Squibb Company	776,236
61,791	GlaxoSmithKline PLC, (18)	1,310,334
6,603	GlaxoSmithKline PLC, ADR	278,977
19,870	Johnson & Johnson	1,279,827
31,616	Novartis AG	1,726,815
13,672	Novo-Nordisk A/S	872,957
3,915	Perrigo Company	155,974
145,046	Pfizer Inc., (3)	2,638,387

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Pharmaceuticals (continued)
30,000	Sanofi-Aventis, Sponsored ADR, (3)	$1,178,100
20,817	Sanofi-Aventis, SA, (18)	1,637,108
27,500	Takeda Chemical Industries	1,130,885
3,068	Takeda Pharmaceuticals Company Limited, (18)	63,047
22,070	Watson Pharmaceuticals Inc., (2)	874,193
	Total Pharmaceuticals	15,705,446
	Professional Services – 0.0%
4,765	TrueBlue Inc., (2)	70,570
	Real Estate – 0.2%
28,790	Annaly Capital Management Inc.	499,507
11,440	Duke Realty Corporation	139,225
3,070	Equity Lifestyles Properties Inc.	154,943
6,865	Hatteras Financial Corp.	191,945
3,230	Health Care Property Investors Inc.	98,644
11,360	Inland Real Estate Corporation	92,584
18,370	Kimco Realty Corporation	248,546
4,460	LaSalle Hotel Properties	94,686
1,752	PS Business Parks Inc.	87,688
2,979	Simon Property Group, Inc.	237,724
4,736	Tanger Factory Outlet Centers	184,657
4,560	Walter Investment Management Corporation	65,345
	Total Real Estate	2,095,494
	Real Estate Management & Development – 0.2%
110,295	Sun Hung Kai Properties Limited, (18)	1,639,989
	Road & Rail – 0.1%
1,861	Canadian Pacific Railway Limited	100,494
10,940	CSX Corporation	530,481
2,700	Kansas City Southern Industries, (2)	89,883
8,390	Norfolk Southern Corporation	439,804
2,370	Union Pacific Corporation	151,443
	Total Road & Rail	1,312,105
	Semiconductors & Equipment – 0.6%
23,675	Broadcom Corporation, Class A, (2)	744,579
59,250	Intel Corporation	1,208,700
26,290	KLA-Tencor Corporation	950,646
45,720	Marvell Technology Group Ltd., (2)	948,690
6,631	Monolithic Power Systems, Inc., (2)	158,945
16,000	Novellus Systems, Inc., (2)	373,440
11,990	ON Semiconductor Corporation, (2)	105,632
4,620	Xilinx, Inc.	115,777
	Total Semiconductors & Equipment	4,606,409
	Software – 0.3%
1,830	Advent Software Inc., (2)	74,536
5,360	Ansys Inc., (2)	232,946
3,210	Citrix Systems, (2)	133,568
8,330	CommVault Systems, Inc., (2)	197,338
3,930	JDA Software Group, (2)	100,097
3,030	Manhattan Associates Inc., (2)	72,811
5,233	Microsoft Corporation	159,554
10,720	Rovi Corporation, (2)	341,646
8,725	Salesforce.com, Inc., (2)	643,643
9,170	Sybase, Inc., (2)	397,978
	Total Software	2,354,117

Nuveen Investments

Shares	Description (1)	Value
	Specialty Retail – 0.3%
24,175	Abercrombie & Fitch Co., Class A	$842,499
10,060	Chico's FAS, Inc., (2)	141,343
5,268	Guess Inc.	222,836
24,010	Home Depot, Inc.	694,609
3,090	J. Crew Group Inc., (2)	138,246
4,360	PetSmart Inc.	116,367
8,365	Stein Mart, Inc., (2)	89,170
5,650	Williams-Sonoma Inc.	117,406
	Total Specialty Retail	2,362,476
	Textiles, Apparel & Luxury Goods – 0.1%
3,340	Fossil Inc., (2)	112,089
4,980	LVMH Moet Hennessy, (18)	558,395
2,210	Steven Madden Limited, (2)	91,139
	Total Textiles, Apparel & Luxury Goods	761,623
	Thrifts & Mortgage Finance – 0.1%
42,285	Hudson City Bancorp, Inc.	580,572
7,310	People's United Financial, Inc.	122,076
	Total Thrifts & Mortgage Finance	702,648
	Tobacco – 0.3%
5,660	Lorillard Inc.	454,101
38,145	Philip Morris International	1,838,207
	Total Tobacco	2,292,308
	Trading Companies & Distributors – 0.4%
234,288	Mitsui & Company Limited	3,297,917
	Water Utilities – 0.0%
11,401	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)	446,006
	Wireless Telecommunication Services – 0.3%
9,745	Crown Castle International Corporation, (2)	380,444
9,722	Millicom International Cellular S.A.	724,259
4,175	Millicom International Cellular S.A.	307,989
1,400	TIM Participacoes S.A.	41,593
3,011	Turkcell Iletisim Hizmetleri A.S., ADR	52,661
552,508	Vodafone Group PLC, (18)	1,279,449
	Total Wireless Telecommunication Services	2,786,395
	Total Common Stocks (cost $286,022,910)	301,474,716

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 1.7% (1.3% of Total Investments)
	Capital Markets – 0.0%
5,800	AMG Capital Trust II, Convertible Bond	5.150%	BB	$187,050
	Commercial Banks – 0.4%
3,750	Fifth Third Bancorp, Convertible Bond	8.500%	Baa3	446,250
3,150	Wells Fargo & Company, Convertible Bond	7.500%	A-	2,891,700
	Total Commercial Banks			3,337,950
	Communications Equipment – 0.5%
5,525	Lucent Technologies Capital Trust I	7.750%	B3	4,292,925
	Diversified Financial Services – 0.3%
2,950	Bank of America Corporation	7.250%	BB	2,593,050

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Coupon	Ratings (4)	Value
	Food Products – 0.1%
7,450	Bunge Limited, Convertible Bonds	4.875%	Ba1	$666,775
	Independent Power Producers & Energy Traders – 0.0%
7,100	AES Trust III, Convertible Preferred	6.750%	B	328,375
203	NRG Energy Inc., Convertible Bond	4.000%	B2	239,591
	Total Independent Power Producers & Energy Traders			567,966
	Insurance – 0.0%
4,000	Reinsurance Group of America Inc.	5.750%	BBB	251,840
	Multi-Utilities – 0.1%
7,450	CMS Energy Corporation, Convertible Bonds	4.500%	Ba2	637,906
	Oil, Gas & Consumable Fuels – 0.2%
400	El Paso Corporation, 144A	4.990%	B	361,600
450	El Paso Corporation	4.990%	B	406,800
3,650	Whiting Petroleum Corporation	6.250%	B	655,759
	Total Oil, Gas & Consumable Fuels			1,424,159
	Real Estate – 0.1%
11,850	HRPT Properties Trust, Preferred Convertible Bonds	6.500%	Baa3	212,115
6,150	Simon Property Group, Inc., Series I	6.000%	Baa1	418,200
	Total Real Estate			630,315
	Total Convertible Preferred Securities (cost $14,815,630)			14,589,936
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 36.4% (27.6% of Total Investments)
	Capital Markets – 3.1%
93,700	Ameriprise Financial, Inc.	7.750%	A	$2,356,555
77,500	BNY Capital Trust V, Series F	5.950%	Aa3	1,930,525
110,144	Credit Suisse	7.900%	Aa3	2,828,498
881,630	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	18,320,271
13,800	Deutsche Bank Capital Funding Trust IX	6.625%	Aa3	289,662
20,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A2	425,285
7,500	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	157,500
	Total Capital Markets			26,308,296
	Commercial Banks – 5.3%
40,900	ASBC Capital I	7.625%	A3	810,638
409,182	Banco Santander Finance	10.500%	A2	11,612,585
231,600	Banesto Holdings, Series A, 144A	10.500%	Baa1	5,804,475
14,600	Barclays Bank PLC	7.750%	BBB+	347,918
24,100	Barclays Bank PLC	7.100%	A+	532,369
59,300	BB&T Capital Trust VI	9.600%	A2	1,685,306
73,300	BB&T Capital Trust VII	8.100%	A2	1,894,805
107,000	Cobank Agricultural Credit Bank, 144A	7.000%	N/R	3,989,099
31,000	Cobank Agricultural Credit Bank	11.000%	A	1,548,063
564,841	HSBC Finance Corporation	6.875%	A	13,838,605
7,300	HSBC Finance Corporation	6.000%	A	161,257
22,700	HSBC Holdings PLC	6.200%	A2	485,553
79,592	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	1,699,289
400	National City Capital Trust II	6.625%	Baa1	8,940
	Total Commercial Banks			44,418,902

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Diversified Financial Services – 1.9%
73,051	ING Groep N.V.	7.200%	Ba1	$1,406,232
644,975	ING Groep N.V.	7.050%	Ba1	11,970,736
116,000	JP Morgan Chase Capital Trust XI	5.875%	A2	2,567,080
	Total Diversified Financial Services			15,944,048
	Diversified Telecommunication Services – 0.3%
65,702	BellSouth Capital Funding (CORTS)	7.120%	A	1,615,862
18,300	BellSouth Corporation (CORTS)	7.000%	A	447,779
15,200	Verizon Communications (CORTS)	7.625%	A	386,384
	Total Diversified Telecommunication Services			2,450,025
	Electric Utilities – 0.2%
11,970	Entergy Louisiana LLC	7.600%	A-	308,108
59,800	Entergy Texas Inc.	7.875%	BBB+	1,614,600
	Total Electric Utilities			1,922,708
	Food Products – 0.2%
27,100	Dairy Farmers of America Inc., 144A	7.875%	BBB-	2,051,131
	Insurance – 8.9%
624,430	Aegon N.V.	6.375%	BBB	11,152,320
5,600	Arch Capital Group Limited, Series B	7.875%	BBB-	139,720
356,066	Arch Capital Group Limited	8.000%	BBB-	8,908,771
837,300	Delphi Financial Group, Inc.	8.000%	BBB+	20,321,271
276,457	EverestRe Capital Trust II	6.200%	Baa1	5,672,898
75,900	Financial Security Assurance Holdings	6.250%	A+	1,259,469
701,367	PartnerRe Limited, Series C	6.750%	BBB+	16,482,125
62,457	PLC Capital Trust III	7.500%	BBB	1,424,644
5,800	PLC Capital Trust IV	7.250%	BBB	125,860
367,251	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	8,685,486
26,400	RenaissanceRe Holdings Ltd	6.600%	BBB+	554,400
	Total Insurance			74,726,964
	Media – 4.3%
4,000	CBS Corporation	7.250%	BBB-	90,800
464,395	CBS Corporation	6.750%	BBB-	9,794,091
481,531	Comcast Corporation	7.000%	BBB+	12,057,536
577,046	Viacom Inc.	6.850%	BBB	13,820,252
	Total Media			35,762,679
	Multi-Utilities – 1.2%
216,300	Dominion Resources Inc.	8.375%	BBB	5,926,620
163,561	Xcel Energy Inc.	7.600%	Baa2	4,350,723
	Total Multi-Utilities			10,277,343
	Oil, Gas & Consumable Fuels – 1.3%
429,300	Nexen Inc.	7.350%	BB+	10,625,175
	Real Estate – 9.7%
156,985	Developers Diversified Realty Corporation, Series G	8.000%	Ba1	3,139,700
87,042	Duke Realty Corpoation, Series O	8.375%	Baa3	2,139,492
120,367	HRPT Properties Trust, Series B	8.750%	Baa3	2,936,955
648,300	HRPT Properties Trust, Series C	7.125%	Baa3	13,199,388
340,287	Kimco Realty Corporation, Series F	6.650%	Baa2	7,520,343
109,832	Kimco Realty Corporation, Series G	7.750%	Baa2	2,696,376
32,982	Prologis Trust, Series C	8.540%	Baa3	1,494,497
216,310	Public Storage, Inc.	6.750%	Baa1	5,035,697
33,774	Public Storage, Inc., Series C	6.600%	Baa1	763,630
43,700	Public Storage, Inc., Series E	6.750%	Baa1	1,011,655

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)		Coupon	Ratings (4)	Value
	Real Estate (continued)
9,359	Public Storage, Inc., Series H		6.950%	Baa1	$222,744
208,158	Realty Income Corporation		6.750%	Baa2	4,979,139
117,684	Regency Centers Corporation		7.450%	Baa3	2,754,982
57,600	Vornado Realty LP		7.875%	BBB	1,401,408
862,062	Wachovia Preferred Funding Corporation		7.250%	A-	19,163,638
583,830	Weingarten Realty Trust, Preferred Securities		6.750%	Baa3	12,476,447
	Total Real Estate				80,936,091
	Wireless Telecommunication Services – 0.0%
2,300	Telephone and Data Systems Inc.		7.600%	Baa2	56,488
3,200	United States Cellular Corporation		7.500%	Baa2	79,711
	Total Wireless Telecommunication Services				136,199
	Total $25 Par (or similar) Preferred Securities (cost $339,065,312)				305,559,561
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 8.6% (6.6% of Total Investments) (6)
	Aerospace & Defense – 0.2%
$574	DAE Aviation Holdings, Inc., Term Loan B1	4.030%	7/31/14	B	$531,383
561	DAE Aviation Holdings, Inc., Term Loan B2	4.040%	7/31/14	B	518,530
600	McKechnie Aerospace Holdings, Inc., Term Loan	5.240%	5/11/15	N/R	498,000
1,735	Total Aerospace & Defense				1,547,913
	Airlines – 0.2%
1,669	ACTS Aero Technical Support & Services, Inc., Term Loan, (7)	6.534%	10/16/14	N/R	592,530
975	Delta Air Lines, Inc., Term Loan	3.534%	4/30/14	B	816,156
2,644	Total Airlines				1,408,686
	Automobiles – 0.1%
1,191	Ford Motor Company, Term Loan, WI/DD	TBD	TBD	Ba3	1,106,468
	Building Products – 0.4%
2,530	Building Materials Corporation of America, Term Loan	3.000%	2/22/14	BB	2,352,454
993	TFS Acquisition, Term Loan	10.000%	8/11/13	CCC+	688,714
3,523	Total Building Products				3,041,168
	Chemicals – 0.4%
401	Hercules Offshore, Inc., Term Loan	6.000%	7/11/13	B	384,972
463	LyondellBasell Finance Company, DIP Term Loan, (7), (8), (9)	13.000%	2/03/10	CC	494,938
36	LyondellBasell Finance Company, Dutch Revolving Line of Credit, (7), (9)	3.731%	12/20/13	N/R	26,889
82	LyondellBasell Finance Company, Dutch Tranche A, Term Loan, (7), (9)	3.731%	12/20/13	N/R	60,865
104	LyondellBasell Finance Company, German Tranche B1, Euro Term Loan, (7), (9)	3.981%	12/22/14	N/R	77,196
104	LyondellBasell Finance Company, German Tranche B2, Euro Term Loan, (7), (9)	3.981%	12/20/14	N/R	77,196
104	LyondellBasell Finance Company, German Tranche B3, Euro Term Loan, (7), (9)	3.981%	12/22/14	N/R	77,196
135	LyondellBasell Finance Company, Revolving Line of Credit, (7), (9)	3.731%	12/20/13	N/R	100,834
801	LyondellBasell Finance Company, Roll-Up DIP Term Loan, (7), (9)	5.794%	2/03/10	N/R	833,885
258	LyondellBasell Finance Company, US Tranche A, Term Loan, (7), (9)	3.731%	12/20/13	N/R	192,117
450	LyondellBasell Finance Company, US Tranche B1, Term Loan, (7), (9)	7.000%	12/22/14	N/R	335,537
450	LyondellBasell Finance Company, US Tranche B2, Term Loan, (7), (9)	7.000%	12/22/14	N/R	334,975
450	LyondellBasell Finance Company, US Tranche B3, Term Loan, (7), (9)	7.000%	12/22/14	N/R	334,975
3,838	Total Chemicals				3,331,575
	Commercial Services & Supplies – 0.1%
64	Aramark Corporation, Letter of Credit	2.025%	1/26/14	BB	60,666
970	Aramark Corporation, Term Loan	2.126%	1/26/14	BB	922,472
1,034	Total Commercial Services & Supplies				983,138

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Communications Equipment – 0.2%
$1,995	Avaya Inc., Term Loan	3.011%	10/26/14	B+	$1,730,556
	Diversified Consumer Services – 0.1%
968	Cengage Learning Acquisitions, Inc., Term Loan	2.750%	7/05/14	B+	885,983
	Electric Utilities – 0.3%
556	Calpine Corporation, DIP Term Loan	3.135%	3/29/14	B+	527,455
978	TXU Corporation, Term Loan B2	3.735%	10/10/14	B+	798,495
1,349	TXU Corporation, Term Loan B3	3.735%	10/10/14	B+	1,091,775
2,883	Total Electric Utilities				2,417,725
	Electrical Equipment – 0.0%
240	Allison Transmission Holdings, Inc., Term Loan	3.009%	8/07/14	B	221,403
	Health Care Providers & Services – 0.9%
65	Community Health Systems, Inc., Delayed Term Loan	2.511%	7/25/14	BB	61,118
1,309	Community Health Systems, Inc., Term Loan	2.506%	7/25/14	BB	1,237,812
489	Concentra, Inc., Term Loan	2.510%	6/25/14	Ba3	457,592
868	HCA, Inc., Term Loan A	1.751%	11/17/12	BB	830,759
1,625	HCA, Inc., Term Loan	2.501%	11/18/13	BB	1,555,173
1,518	Health Management Associates, Inc., Term Loan	2.001%	2/28/14	BB-	1,419,087
183	IASIS Healthcare LLC, Delayed Term Loan	2.231%	3/14/14	Ba2	170,802
49	IASIS Healthcare LLC, Letter of Credit	2.231%	3/14/14	Ba2	46,241
528	IASIS Healthcare LLC, Term Loan	2.231%	3/14/14	Ba2	493,537
981	Select Medical Corporation, Term Loan B2	2.267%	2/24/12	Ba2	936,833
585	Select Medical Corporation, Term Loan	2.267%	2/24/12	Ba2	558,588
8,200	Total Health Care Providers & Services				7,767,542
	Hotels, Restaurants & Leisure – 0.8%
1,469	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	BB-	1,438,133
490	Cedar Fair LP, Extended US Term Loan	4.231%	8/30/14	BB-	484,534
185	Cedar Fair LP, Term Loan	2.231%	8/30/12	BB-	183,180
507	Harrah's Operating Company, Inc., Term Loan B2	3.282%	1/28/15	B-	412,273
134	Travelport LLC, Letter of Credit	2.751%	8/23/13	Ba3	128,186
669	Travelport LLC, Term Loan	2.770%	8/23/13	Ba3	638,852
782	Venetian Casino Resort LLC, Delayed Term Loan	2.010%	5/23/14	B-	686,745
2,699	Venetian Casino Resort LLC, Term Loan	2.010%	5/23/14	B-	2,370,937
6,935	Total Hotels, Restaurants & Leisure				6,342,840
	Insurance – 0.2%
1,502	Conseco, Inc., Term Loan	7.500%	10/10/13	B-	1,425,343
	IT Services – 0.4%
767	First Data Corporation, Term Loan B1	2.983%	9/24/14	B+	682,765
827	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	3.990%	7/28/12	B+	748,121
1,586	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	3.990%	7/28/12	B+	1,433,925
792	SunGard Data Systems, Inc., Term Loan B	1.985%	2/28/14	BB	750,884
3,972	Total IT Services				3,615,695
	Leisure Equipment & Products – 0.2%
388	Herbst Gaming, Inc., Delayed Term Loan, (7), (9)	0.000%	12/02/11	D	204,885
447	Herbst Gaming, Inc., Term Loan, (7), (9)	0.000%	12/02/11	D	235,806
4,000	Wimar OpCo LLC, Term Loan, (7), (9)	6.500%	1/03/12	N/R	1,245,000
4,835	Total Leisure Equipment & Products				1,685,691
	Media – 2.3%
1,059	Cequel Communications LLC, Term Loan B	2.261%	11/05/13	BB-	1,007,832
4,335	Charter Communications Operating Holdings LLC, Term Loan, (9)	2.260%	3/06/14	BB+	4,073,162
1,500	Citadel Broadcasting Corporation, Term Loan, (16)	1.990%	6/12/14	D	1,123,438

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Media (continued)
$1,113	Gray Television, Inc., Term Loan B	3.790%	12/31/14	Caa1	$973,247
942	Idearc, Inc., Term Loan, (19)	0.000%	11/17/14	D	493,071
792	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (7)	20.500%	4/08/12	N/R	512,122
585	Nielsen Finance LLC, Term Loan A	2.235%	8/09/13	Ba3	549,212
1,243	Nielsen Finance LLC, Term Loan B	3.985%	5/02/16	Ba3	1,176,041
944	Philadelphia Newspapers, Term Loan, (7), (9)	7.750%	6/29/13	N/R	188,820
265	Reader's Digest Association, Inc., DIP Term Loan, (9)	13.500%	3/01/14	N/R	276,553
65	Reader's Digest Association, Inc., Euro Term Loan, (9)	7.000%	3/03/14	N/R	33,591
181	Reader's Digest Association, Inc., Revolving Credit Loan, (9)	4.500%	3/02/13	D	93,666
731	Reader's Digest Association, Inc., U.S. Term Loan, (9)	4.233%	3/03/14	D	377,205
5,925	Tribune Company, Term Loan B, (7), (9)	5.250%	6/04/14	Ca	3,446,377
890	Tribune Company, Term Loan X, (7), (9)	5.000%	N/A	Ca	508,358
5,400	Univision Communications, Inc., Term Loan	2.501%	9/29/14	B2	4,711,500
25,970	Total Media				19,544,195
	Metals & Mining – 0.1%
1,343	John Maneely Company, Term Loan	3.508%	12/08/13	B	1,263,468
	Oil, Gas & Consumable Fuels – 0.2%
1,965	CCS Income Trust, Term Loan	3.231%	11/14/14	B	1,646,842
	Pharmaceuticals – 0.2%
2,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/15/15	Baa3	1,885,000
	Real Estate Management & Development – 0.4%
2,515	LNR Property Corporation, Term Loan B	3.480%	7/12/11	CCC	1,798,199
1,638	Realogy Corporation, Delayed Term Loan	3.286%	10/10/13	Caa1	1,460,848
4,153	Total Real Estate Management & Development				3,259,047
	Road & Rail – 0.1%
913	Swift Transportation Company, Inc., Term Loan	8.250%	5/10/14	B-	832,342
	Specialty Retail – 0.8%
2,393	Burlington Coat Factory Warehouse Corporation, Term Loan	2.510%	5/28/13	B-	2,222,364
997	Claire's Stores, Inc. Term Loan B, WI/DD	TBD	TBD	B-	812,921
938	Michaels Stores, Inc., Term Loan B1	2.563%	10/31/13	B	850,215
1,263	Michaels Stores, Inc., Term Loan B2	4.813%	7/31/16	B	1,191,995
1,600	Toys "R" Us - Delaware, Inc., Term Loan B	4.481%	7/19/12	BB-	1,570,889
7,191	Total Specialty Retail				6,648,384
$89,030	Total Variable Rate Senior Loan Interests (cost $82,982,929)				72,591,004
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 11.8% (8.9% of Total Investments)
	Aerospace & Defense – 0.3%
$550	Alliant Techsystems, Inc., Convertible Bonds	2.750%	9/15/11	BB-	$585,750
450	Alliant Techsystems, Inc., Convertible Bonds	2.750%	2/15/24	BB-	513,563
1,200	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	1,266,000
2,200	Total Aerospace & Defense				2,365,313
	Airlines – 0.4%
2,375	JetBlue Airways Corporation	3.750%	3/15/35	CCC	2,372,031
948	JetBlue Airways Corporation	6.750%	10/15/39	CCC	1,304,685
3,323	Total Airlines				3,676,716

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Auto Components – 0.1%
$500	BorgWarner Inc.	3.500%	4/15/12	BBB	$633,125
	Beverages – 0.1%
600	Molson Coors Brewing Company, Senior Convertible Notes	2.500%	7/30/13	BBB-	666,000
	Biotechnology – 0.6%
650	Amgen Inc., 144A	0.125%	2/01/11	A+	645,125
2,100	Amgen Inc.	0.125%	2/01/11	A+	2,084,250
1,300	Amgen Inc.	0.375%	2/01/13	A+	1,314,625
450	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B-	483,188
200	Invitrogen Corporation, Convertible Bond	2.000%	8/01/23	BB+	308,750
4,700	Total Biotechnology				4,835,938
	Capital Markets – 0.1%
450	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB-	446,063
300	BlackRock Inc.	2.625%	2/15/35	A+	701,250
750	Total Capital Markets				1,147,313
	Commercial Banks – 0.2%
600	National City Corporation, Convertible Senior Notes	4.000%	2/01/11	A	614,250
300	SVB Financial Group, Convertible Bond, 144A	3.875%	4/15/11	A3	315,000
850	U.S. Bancorp, Convertible Bonds, Floating Rate	0.000%	12/11/35	Aa3	838,313
1,750	Total Commercial Banks				1,767,563
	Commercial Services & Supplies – 0.2%
500	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	578,750
450	Covanta Holding Corporation, Convertible Bonds	1.000%	2/01/27	Ba3	422,438
400	Universal City Development Partners, 144A	8.875%	11/15/15	B3	393,500
1,350	Total Commercial Services & Supplies				1,394,688
	Communications Equipment – 0.3%
400	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	304,000
700	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B	408,625
350	CommScope Inc.	3.250%	7/01/15	B	416,063
750	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	643,125
400	Lucent Technologies Inc.	2.875%	6/15/23	B1	398,500
2,600	Total Communications Equipment				2,170,313
	Computers & Peripherals – 0.6%
1,000	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A-	1,220,000
600	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A-	753,750
500	EMC Corporation, Convertible Bonds	1.750%	12/01/11	A-	610,000
750	EMC Corporation, Convertible Bonds	1.750%	12/01/13	A-	942,188
250	Maxtor Corporation, Convertible Bonds	2.375%	8/15/12	B	296,250
850	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	B	712,938
3,950	Total Computers & Peripherals				4,535,126
	Construction & Engineering – 0.0%
200	Fluor Corporation, Convertible Bonds	1.500%	2/15/24	A3	324,500
	Consumer Finance – 0.0%
250	Americredit Corporation	0.750%	9/15/11	B-	232,188
	Diversified Financial Services – 0.1%
700	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	Baa3	659,750

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Diversified Telecommunication Services – 0.3%
$1,500	Qwest Communications International Inc.	3.500%	11/15/25	B+	$1,563,750
500	Time Warner Telecom Inc., Convertible Bond	2.375%	4/01/26	B-	553,125
2,000	Total Diversified Telecommunication Services				2,116,875
	Electrical Equipment – 0.1%
237	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	Ba3	207,968
323	General Cable Corporation, Convertible Bonds	4.500%	11/15/29	B	333,901
350	Roper Industries Inc.	0.000%	1/15/34	BB+	229,688
910	Total Electrical Equipment				771,557
	Electronic Equipment & Instruments – 0.2%
450	Anixter International Inc., Convertible Bond	0.000%	7/07/33	BB-	333,563
350	Itron Inc.	2.500%	8/01/26	B-	438,375
650	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB-	703,625
1,450	Total Electronic Equipment & Instruments				1,475,563
	Energy Equipment & Services – 1.0%
350	Exterran Holdings Inc., Convertible Bond	4.250%	6/15/14	BB	411,250
800	Nabors Industries Inc., Convertible Bond Series, 144A	0.940%	5/15/11	BBB+	786,000
950	Nabors Industries Inc., Convertible Bond	0.940%	5/15/11	BBB+	933,375
350	Schlumberger Limited	2.125%	6/01/23	A+	573,125
300	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	276,375
1,150	Transocean Inc., Convertible Bond	1.625%	12/15/37	BBB+	1,144,250
2,000	Transocean Inc., Series B	1.500%	12/15/37	BBB+	1,940,000
2,100	Transocean Inc., Series C	1.500%	12/15/37	BBB+	2,031,750
8,000	Total Energy Equipment & Services				8,096,125
	Food Products – 0.2%
250	Archer Daniels Midland Company, Convertible Bonds, 144A	0.875%	2/15/14	A	263,125
750	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	789,375
300	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B	317,625
200	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B-	197,750
500	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB	517,500
2,000	Total Food Products				2,085,375
	Health Care Equipment & Supplies – 0.8%
100	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	115,000
500	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	575,000
2,100	Hologic Inc.	2.000%	12/15/37	BB-	1,803,375
200	Invacare Corporation, Convertible Bond	4.125%	2/01/27	B-	229,750
250	Inverness Medical Innovation Inc., Convertible Bonds	3.000%	5/15/16	B-	288,125
600	Kinetic Concepts Inc., Convertible Bond, 144A	3.250%	4/15/15	B+	595,500
1,200	Medtronic, Inc., Convertible Bond	1.500%	4/15/11	AA-	1,224,000
2,000	Medtronic, Inc., Convertible Bond	1.625%	4/15/13	AA-	2,097,500
6,950	Total Health Care Equipment & Supplies				6,928,250
	Health Care Providers & Services – 0.5%
400	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	BB	386,000
300	LifePoint Hospitals, Inc., Convertible Bonds	3.250%	8/15/25	B1	277,875
850	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	795,813
2,585	Omnicare, Inc.	3.250%	12/15/35	B+	2,116,469
250	PSS World Medical Inc. Convertible Note, 144A	3.125%	8/01/14	BB	305,938
4,385	Total Health Care Providers & Services				3,882,095
	Hotels, Restaurants & Leisure – 0.2%
700	Carnival Corporation	2.000%	4/15/21	A3	725,375
650	International Game Technology	3.250%	5/01/14	BBB	795,438
1,350	Total Hotels, Restaurants & Leisure				1,520,813

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Household Durables – 0.2%
$600	D.R. Horton, Inc.	2.000%	5/15/14	BB-	$667,500
350	Newell Rubbermaid Inc.	5.500%	3/15/14	BBB-	662,813
950	Total Household Durables				1,330,313
	Independent Power Producers & Energy Traders – 0.0%
300	Allegheny Technologies Inc., Convetible Bond	4.250%	6/01/14	BBB-	412,125
	Insurance – 0.0%
250	Old Republic International Corporation	8.000%	5/15/12	A3	282,813
	Internet & Catalog Retail – 0.1%
50	Priceline.com Inc., Convertible Bond	0.500%	9/30/11	BB	270,750
150	Priceline.com Inc., Convertible Bond	0.750%	9/30/13	BB	812,625
35	Priceline.com Inc., Convertible Bond	2.250%	1/15/25	BB	201,731
235	Total Internet & Catalog Retail				1,285,106
	Internet Software & Services – 0.1%
350	Equinix Inc., Convertible Bond	3.000%	10/15/14	B-	407,750
350	Equinix Inc.	4.750%	6/15/16	B-	516,250
700	Total Internet Software & Services				924,000
	IT Services – 0.0%
300	Verifone Holdings Inc.	1.375%	6/15/12	B-	264,750
	Leisure Equipment & Products – 0.1%
450	Hasbro Inc.	2.750%	12/01/21	BBB	673,875
	Life Sciences Tools & Services – 0.2%
350	Apogent Technologies, Inc., Convertible Bonds	0.000%	12/15/33	A-	571,830
400	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	391,000
300	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BB+	348,000
350	Invitrogen Corporation, Convertible Bond	3.250%	6/15/25	BB+	414,750
1,400	Total Life Sciences Tools & Services				1,725,580
	Machinery – 0.1%
350	Ingersoll Rand	4.500%	4/15/12	BBB+	720,125
200	Terex Corporation	4.000%	6/01/15	B	289,500
550	Total Machinery				1,009,625
	Media – 0.4%
400	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	399,500
850	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB-	439,875
1,800	Liberty Media Corporation	3.125%	3/30/23	BB-	1,820,250
350	Omnicom Group, Inc.	0.000%	7/01/38	A-	345,625
3,400	Total Media				3,005,250
	Metals & Mining – 0.7%
500	Alcoa Inc., Convertible Bond	5.250%	3/15/14	Baa3	1,299,375
2,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	1,355,000
200	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	248,750
450	Newmont Mining Corporation, 144A	1.625%	7/15/17	BBB+	559,688
600	Newmont Mining Corporation	1.250%	7/15/14	BBB+	751,500
250	Steel Dynamics, Inc.	5.125%	6/15/14	BB+	317,813
650	United States Steel Corporation	4.000%	5/15/14	BB	1,221,188
4,650	Total Metals & Mining				5,753,314

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Multiline Retail – 0.0%
$350	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B-	$290,938
	Oil, Gas & Consumable Fuels – 0.7%
350	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	BB	397,250
450	Chesapeake Energy Corporation, 144A	2.750%	11/15/35	BB	440,438
750	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	675,000
1,100	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	837,375
750	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB-	659,063
600	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	609,000
300	Penn Virginia Corporation	4.500%	11/15/12	B	285,750
500	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	539,375
1,075	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	704,125
350	Western Refining Inc., Convertible Bond	5.750%	6/15/14	B-	278,688
6,225	Total Oil, Gas & Consumable Fuels				5,426,064
	Pharmaceuticals – 0.5%
300	Allergan Inc., Convertible Bond	1.500%	4/01/26	A	346,875
500	King Pharmaceuticals Inc., Convertible Bonds	1.250%	4/01/26	BB	465,625
550	Mylan Labs, Inc., Convertible Bonds	1.250%	3/15/12	BB-	573,375
600	Mylan Labs, Inc., Convertible Bonds	3.750%	9/15/15	BB-	926,250
900	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	BBB+	1,113,750
283	Teva Pharmaceutical Finance, Series B	0.250%	2/01/24	BBB+	462,705
275	Valeant Pharmaceuticals International Convertible Bond	4.000%	11/15/13	B-	330,000
3,408	Total Pharmaceuticals				4,218,580
	Real Estate – 0.9%
450	Boston Properties Limited Partnership, Convertible Bonds	2.875%	2/15/37	A2	443,813
1,250	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A-	1,245,313
850	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A-	838,313
250	Brandywine Operating Partnership, Convertible Bonds	3.875%	10/15/26	BBB-	246,563
300	Duke Realty Corporation, Series D, 144A	3.750%	12/01/11	BBB	296,250
450	ERP Operating LP	3.850%	8/15/26	BBB+	445,500
200	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	222,250
200	Health Care REIT, Inc., Convertible Bonds	4.750%	7/15/27	Baa2	224,250
350	Hospitality Properties Trust, Convertible Bonds	3.800%	3/15/27	BBB	343,438
300	Host Hotels & Resorts Inc, Convertible Bonds, 144A	2.625%	4/15/27	BB+	282,750
250	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	BB+	251,250
250	Prologis, Convertible Bonds, 144A	2.250%	4/01/37	BBB-	233,125
1,500	Prologis, Convertible Bonds	2.250%	4/01/37	BBB-	1,398,750
250	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB	266,875
200	Ventas Inc., Convertible Bond, 144A	3.875%	11/15/11	BBB-	224,250
650	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	715,000
7,700	Total Real Estate				7,677,690
	Semiconductors & Equipment – 1.2%
1,650	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B-	1,493,249
637	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B-	631,425
1,300	Conexant Systems Inc., Convertible Bonds	4.000%	3/01/26	N/R	1,197,624
1,150	Intel Corporation, Convertible Bond	2.950%	12/15/35	A-	1,115,499
1,650	Intel Corporation, Convertible Bond	3.250%	8/01/39	A2	1,903,687
1,650	Micron Technology, Inc.	1.875%	6/01/14	B-	1,596,374
750	ON Semiconductor Corporation	2.625%	12/15/26	B+	837,187
300	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	278,999
450	Xilinx Inc., Convertible Bond	3.125%	3/15/37	BB	418,499
9,537	Total Semiconductors & Equipment				9,472,543
	Software – 0.0%
300	Nuance Communications Inc.	2.750%	8/15/27	B-	322,500

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Specialty Retail – 0.1%
$500	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	$538,124
450	United Auto Group, Inc., Convertible Bonds	3.500%	4/01/26	B-	456,187
950	Total Specialty Retail				994,311
	Textiles, Apparel & Luxury Goods – 0.1%
550	Iconix Brand Group, Inc., Convertible Notes, 144A	1.875%	6/30/12	B	494,312
200	Liz Claiborne Inc., Convertible Bond	6.000%	6/15/14	B-	360,249
750	Total Textiles, Apparel & Luxury Goods				854,561
	Trading Companies & Distributors – 0.0%
390	WESCO International Inc., Convertible Bond	6.000%	9/15/29	B	477,749
	Wireless Telecommunication Services – 0.1%
500	Liberty Media Corporation Convertible Bonds	3.750%	2/15/30	BB-	252,499
911	NII Holdings Inc.	3.125%	6/15/12	B-	840,397
1,411	Total Wireless Telecommunication Services				1,092,896
$94,124	Total Convertible Bonds (cost $90,910,907)				98,779,769
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 11.0% (8.4% of Total Investments)
	Aerospace & Defense – 0.3%
$800	Hawker Beechcraft Acquisition Company	8.500%	4/01/15	CCC-	$568,000
1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	965,000
1,200	Vought Aircraft Industries Inc.	8.000%	7/15/11	B3	1,189,500
3,000	Total Aerospace & Defense				2,722,500
	Auto Components – 0.0%
400	TRW Automotive Inc., 144A	8.875%	12/01/17	B-	418,000
	Chemicals – 0.5%
1,200	Hexion US Finance Corporation	9.750%	11/15/14	Caa1	1,182,000
1,000	Momentive Performance Materials	9.750%	12/01/14	Caa2	967,500
800	NOVA Chemicals Corporation, 144A	8.625%	11/01/19	B+	818,000
1,400	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B-	1,421,000
4,400	Total Chemicals				4,388,500
	Commercial Services & Supplies – 0.2%
800	McJunkin Red Man Corporation, 144A	9.500%	12/15/16	B	786,000
800	Ticketmaster	10.750%	8/01/16	BB-	866,000
1,600	Total Commercial Services & Supplies				1,652,000
	Construction Materials – 0.1%
800	Headwaters Inc., 144A	11.375%	11/01/14	B+	838,000
	Containers & Packaging – 0.2%
1,000	Graham Packaging Company LP, GPC Capital Corporation I, 144A	8.250%	1/01/17	CCC+	992,500
500	Owens-Brockway Glass Containers	7.375%	5/15/16	BB	518,750
1,500	Total Containers & Packaging				1,511,250
	Diversified Telecommunication Services – 0.5%
400	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	406,000
1,650	Cincinnati Bell Inc.	8.250%	10/15/17	Ba3	1,683,000
1,500	IntelSat Corporation	9.250%	8/15/14	BB-	1,548,750
800	Windstream Corporation, 144A	7.875%	11/01/17	BB-	794,000
4,350	Total Diversified Telecommunication Services				4,431,750

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Electric Utilities – 0.1%
$1,000	Sierra Pacific Resources, Series 2006	6.750%	8/15/17	BB	$979,285
	Energy Equipment & Services – 0.2%
800	Hercules Offshore LLC, 144A	10.500%	10/15/17	B	848,000
1,000	Pride International Inc.	7.375%	7/15/14	BBB-	1,037,500
1,800	Total Energy Equipment & Services				1,885,500
	Food & Staples Retailing – 0.2%
2,000	Stater Brothers Holdings Inc.	8.125%	6/15/12	B+	2,030,000
	Food Products – 0.4%
800	Dole Foods Company, 144A	8.000%	10/01/16	B+	816,000
2,243	Dole Foods Company	8.750%	7/15/13	B-	2,310,290
400	Tops Markets, 144A	10.125%	10/15/15	B	414,000
3,443	Total Food Products				3,540,290
	Health Care Equipment & Supplies – 0.4%
500	Biomet Inc.	10.000%	10/15/17	B-	545,625
2,750	Select Medical Corporation	7.625%	2/01/15	B-	2,681,250
3,250	Total Health Care Equipment & Supplies				3,226,875
	Health Care Providers & Services – 1.0%
2,000	Community Health Systems, Inc.	8.875%	7/15/15	B	2,075,000
2,000	HCA Inc., 144A	8.500%	4/15/19	BB	2,165,000
1,000	HCA Inc.	9.250%	11/15/16	BB-	1,076,250
1,400	HealthSouth Corporation	8.125%	2/15/20	CCC+	1,386,000
1,200	Select Medical Corporation	6.428%	9/15/15	CCC+	1,116,000
7,600	Total Health Care Providers & Services				7,818,250
	Hotels, Restaurants & Leisure – 0.8%
900	Boyd Gaming Corporation	7.750%	12/15/12	B+	914,625
500	Harrahs Operating Company Escrow	11.250%	6/01/17	B-	525,625
600	Landry's Restaurants Inc., 144A	11.625%	12/01/15	B	639,000
1,000	MGM Mirage Inc.	8.375%	2/01/11	CCC-	952,500
400	Peninsula Gaming LLC	8.375%	8/15/15	BB	401,000
400	Penn National Gaming Inc., 144A	8.750%	8/15/19	BB-	411,000
1,292	Pinnacle Entertainment Inc.	8.250%	3/15/12	B	1,298,460
1,750	Seminole Hard Rock Entertainment, Inc., 144A	2.757%	3/15/14	BB	1,450,313
6,842	Total Hotels, Restaurants & Leisure				6,592,523
	Household Products – 0.2%
1,650	Central Garden & Pet Company, Senior Subordinate Notes	9.125%	2/01/13	CCC+	1,680,938
	Independent Power Producers & Energy Traders – 0.1%
100	Dynegy Holdings, Inc., Term Loan	8.375%	5/01/16	B	95,500
1,000	NRG Energy Inc.	7.375%	1/15/17	BB-	1,005,000
1,100	Total Independent Power Producers & Energy Traders				1,100,500
	Internet Software & Services – 0.2%
2,000	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	1,547,500
	IT Services – 0.7%
2,050	First Data Corporation	9.875%	9/24/15	B-	1,921,875
1,625	Global Cash Access LLC	8.750%	3/15/12	B	1,627,031
2,250	Sungard Data Systems Inc.	9.125%	8/15/13	B	2,317,500
5,925	Total IT Services				5,866,406

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Machinery – 0.2%
$2,000	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	$1,662,500
	Media – 0.6%
3,175	Allbritton Communications Company, Series B	7.750%	12/15/12	B-	3,139,281
1,000	Clear Channel Communications, Inc.	6.250%	3/15/11	CCC-	941,250
700	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	553,000
350	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	362,250
1,975	Medianews Group Inc., (16)	6.375%	4/01/14	CC	5,135
2,000	Young Broadcasting Inc., (10)	10.000%	3/01/11	D	7,000
9,200	Total Media				5,007,916
	Metals & Mining – 0.6%
600	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	594,750
3,700	MagIndustries Corporation, (11)	11.000%	12/14/12	N/R	3,348,500
500	Teck Resources Limited	9.750%	5/15/14	BB+	579,375
4,800	Total Metals & Mining				4,522,625
	Multiline Retail – 0.4%
1,850	Neiman Marcus Group Inc.	10.375%	10/15/15	CCC+	1,822,250
1,000	Toys R Us Property Company II LLC, 144A	8.500%	12/01/17	Ba2	1,022,500
2,850	Total Multiline Retail				2,844,750
	Multi-Utilities – 0.1%
800	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC	742,000
	Oil, Gas & Consumable Fuels – 0.3%
400	Chaparral Energy Inc.	8.500%	12/01/15	CCC+	355,000
1,200	Western Refining Inc.	11.250%	6/15/17	BB-	1,092,000
1,000	Whiting Petroleum Corporation	7.000%	2/01/14	BB	1,008,750
2,600	Total Oil, Gas & Consumable Fuels				2,455,750
	Paper & Forest Products – 0.2%
800	Georgia-Pacific Corporation	8.125%	5/15/11	BB	844,000
1,000	Georgia-Pacific Corporation	7.700%	6/15/15	BB	1,055,000
1,800	Total Paper & Forest Products				1,899,000
	Personal Products – 0.2%
1,500	Prestige Brands Inc.	9.250%	4/15/12	B	1,528,125
400	Revlon Consumer Products	9.750%	11/15/15	B-	415,000
1,900	Total Personal Products				1,943,125
	Real Estate – 0.2%
1,650	FelCor Lodging LP., 144A	10.000%	10/01/14	B2	1,672,688
	Real Estate Management & Development – 0.0%
400	Realogy Corporation	10.500%	4/15/14	Ca	348,000
	Semiconductors & Equipment – 0.2%
700	Avago Technologies Finance Pte Limited	11.875%	12/01/15	Ba3	774,375
337	NXP BV, 144A	10.000%	7/15/13	B-	347,953
800	Spansion LLC, 144A, (17)	3.394%	6/01/13	D	812,000
1,837	Total Semiconductors & Equipment				1,934,328
	Software – 0.4%
400	Telcordia Technologies, Inc., 144A	10.000%	3/15/13	CCC+	358,000
3,250	Telcordia Technologies, Inc.	4.003%	7/15/12	B	2,994,062
3,650	Total Software				3,352,062

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Specialty Retail – 0.5%
$900		Claires Stores, Inc.	9.250%	6/01/15	CCC+	$769,500
800		Michael's Stores	11.375%	11/01/16	CCC	846,000
2,068		Warnaco Inc., Senior Notes	8.875%	6/15/13	BB+	2,127,454
3,768		Total Specialty Retail				3,742,954
		Textiles, Apparel & Luxury Goods – 0.5%
400		Hanesbrands Inc.	8.000%	12/15/16	B+	409,500
3,000		Jostens IH Corporation	7.625%	10/01/12	BB-	3,030,000
1,200		Quiksilver Inc.	6.875%	4/15/15	CCC	990,000
4,600		Total Textiles, Apparel & Luxury Goods				4,429,500
		Wireless Telecommunication Services – 0.5%
1,500		IPCS, Inc.	2.406%	5/01/13	BB	1,410,000
2,450		Sprint Nextel Corporation	8.375%	8/15/17	BB	2,511,250
3,950		Total Wireless Telecommunication Services				3,921,250
$98,465		Total Corporate Bonds (cost $92,318,136)				92,708,515
Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Capital Preferred Securities – 23.4% (17.8% of Total Investments)
		Capital Markets – 0.6%
1,600		MUFG Capital Finance	4.850%	7/25/56	A2	$1,823,476
3,200		UBS Perferred Funding Trust I	8.622%	10/01/51	BBB-	2,978,003
		Total Capital Markets				4,801,479
		Commercial Banks – 13.0%
2,155		AgFirst Farm Credit Bank	8.393%	12/15/16	A	1,664,391
6,200		AgFirst Farm Credit Bank	7.300%	12/15/53	A	4,512,174
3,384		Banco Santander Finance	10.500%	9/29/49	A2	3,753,401
12,628		Barclays Bank PLC, 144A	8.550%	6/15/15	BBB+	11,744,040
1,500		Barclays Bank PLC, 144A	7.434%	12/15/57	BBB+	1,387,500
3,500		Barclays Bank PLC	6.278%	12/15/34	BBB+	2,642,500
2,500		BBVA International Preferred S.A., Unipersonal	5.919%	4/18/58	A2	2,015,308
3,500		Credit Agricole, S.A, 144A	6.637%	5/30/49	Aa3	2,887,500
7,100		Credit Agricole, S.A	9.750%	12/26/54	Aa3	7,543,750
6,200		First Empire Capital Trust I	8.234%	2/01/27	Baa1	5,558,777
3,100		Fulton Capital Trust I	6.290%	2/01/36	Baa2	1,958,741
550		HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	669,625
5,000		LBG Capital I PLC	8.000%	6/15/20	B+	3,875,000
8,000		North Fork Capital Trust II	8.000%	12/15/27	Baa2	7,304,000
4,500		Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	3,946,640
9,145		Rabobank Nederland, 144A	11.000%	12/31/49	Aa2	11,181,043
600		Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	441,502
8,000		Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	A3	6,903,488
3,300		Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	2,841,092
4,000		Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A2	3,760,000
800		Union Bank of Norway	7.068%	11/19/49	A2	1,118,180
–	(12)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	BB	21,768,750
		Total Commercial Banks				109,477,402
		Diversified Financial Services – 1.4%
6		AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	183,825
1,800		Bank One Capital III	8.750%	9/01/30	A2	2,030,830
7,500		JPM Chase Capital XX	6.550%	9/29/36	A2	6,894,330
2,450		JPM Chase Capital XXV	6.800%	10/01/37	A2	2,441,770
		Total Diversified Financial Services				11,550,755

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Diversified Telecommunication Services – 1.2%
10	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	$10,143,694
	Insurance – 6.1%
2,600	AXA S.A., 144A	6.463%	12/14/18	BBB+	2,041,000
8,000	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	6,044,896
1,700	Hartford Financial Services Group Inc.	8.125%	6/15/18	BB+	1,649,000
2,000	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	1,670,000
6,500	National Financial Services Inc.	6.750%	5/15/37	Baa2	5,081,388
1,150	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	728,808
5,500	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	4,373,815
2,500	Old Mutual Capital Funding, Notes, (2)	8.000%	6/22/53	Baa3	2,125,000
5,600	Progressive Corporation	6.700%	6/15/67	A2	4,962,238
10,200	Prudential Financial Inc.	8.875%	6/15/18	BBB+	10,914,000
1,100	Prudential PLC	6.500%	6/29/49	A-	902,000
14,600	XL Capital, Limited	6.500%	10/15/57	BBB-	11,169,000
	Total Insurance				51,661,145
	Real Estate – 0.4%
3	Sovereign Real Estate Investment Trust, 144A	12.000%	10/31/50	BBB+	2,921,750
	Road & Rail – 0.7%
6,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB-	6,159,302
	Total Capital Preferred Securities (cost $224,097,645)				196,715,527

Shares	Description (1)	Value
	Investment Companies – 1.4% (1.0% of Total Investments)
354,750	Blackrock Preferred Income Strategies Fund	$3,331,103
298,160	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.	4,165,295
259,567	John Hancock Preferred Income Fund III	3,916,866
	Total Investment Companies (cost $17,755,185)	11,413,264
Shares	Description (1)	Value
	Warrants – 0.0% (0.0% of Total Investments)
262,605	Endeavor Financial Corporation, 144A	$195,852
1,580	Woodside Petroleum Limited, (11)	6,725
	Total Warrants (cost $34,344)	202,577

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 1.6% (1.2% of Total Investments)
$10,240	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09,	0.000%	1/04/10	$10,239,617
	repurchase price $10,239,617, collateralized by $10,485,000
	U.S. Treasury Notes, 1.000%, due 12/31/11, value $10,445,681
3,041	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $3,041,427, collateralized by: $900,000 U.S. Treasury Notes, 2.625%, due 4/30/16, value $879,750, and $2,235,000 U.S. Treasury Notes, 1.000%, due 12/31/11, value $2,226,619	0.010%	1/04/10	3,041,427
$13,281	Total Short-Term Investments (cost $13,281,044)			13,281,044
	Total Investments (cost $1,161,284,042) – 131.8%			1,107,315,913

Shares	Description (1)	Value
	Common Stocks Sold Short – (0.7)%
	Chemicals – (0.1)%
(10,500)	Sigma-Aldrich Corporation	$(530,565)

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Diversified Consumer Services – (0.1)%
(3,750)	Strayer Education Inc.	$(796,838)
	Food Products – (0.0)%
(3,000)	Green Mountain Coffee Inc., (2)	(244,410)
	Health Care Equipment & Supplies – (0.1)%
(14,300)	C. R. Bard, Inc.	(1,113,970)
	Hotels, Restaurants & Leisure – (0.1)%
(7,100)	P.F. Changs China Bistro, Inc., (2)	(269,161)
(6,300)	WMS Industries Inc., (2)	(252,000)
	Total Hotels, Restaurants & Leisure	(521,161)
	Internet & Catalog Retail – (0.1)%
(2,800)	Amazon.com, Inc., (2)	(376,656)
	Specialty Retail – (0.2)%
(10,100)	AutoZone, Inc., (2)	(1,596,507)
(8,500)	Urban Outfitters, Inc., (2)	(297,415)
	Total Specialty Retail	(1,893,922)
	Total Common Stocks Sold Short (proceeds $5,253,474)	(5,477,522)

Number of Contracts	Type	Notional Amount (13)	Expiration Date	Strike Price	Value
	Call Options Written – (0.7)%
(396)	Aetna Inc.	$(1,069,200)	1/16/10	$27.0	$(190,080)
(604)	AngloGold Ashanti Limited	(2,114,000)	1/16/10	35.0	(323,140)
(1,545)	Arch Coal Inc.	(2,472,000)	1/16/10	16.0	(973,350)
(200)	Barrick Gold Corporation	(720,000)	1/16/10	36.0	(74,000)
(444)	Barrick Gold Corporation	(2,220,000)	1/16/10	50.0	(444)
(707)	BJ Services Company	(1,060,500)	1/16/10	15.0	(258,055)
(285)	BP PLC	(1,710,000)	1/16/10	60.0	(6,555)
(145)	Cameco Corporation	(326,250)	1/16/10	22.5	(140,650)
(289)	Cameco Corporation	(867,000)	1/16/10	30.0	(68,637)
(77)	Chevron Corporation	(654,500)	1/16/10	85.0	(193)
(78)	Chevron Corporation	(780,000)	1/16/10	100.0	(156)
(930)	Deutsche Telekom AG	(1,162,500)	1/16/10	12.5	(206,925)
(450)	eBay Inc.	(900,000)	1/16/10	20.0	(159,750)
(565)	Gold Fields Limited	(706,250)	1/16/10	12.5	(48,025)
(300)	Health Net Inc.	(600,000)	1/16/10	20.0	(102,000)
(630)	Ivanhoe Mines Ltd.	(472,500)	1/16/10	7.5	(450,450)
(1,342)	Korea Electric Power Corporation	(1,677,500)	3/20/10	12.5	(295,240)
(268)	Loews Corporation	(804,000)	1/16/10	30.0	(171,520)
(543)	Newmont Mining Corporation	(2,986,500)	1/16/10	55.0	(4,072)
(149)	Nippon Telegraph & Telephone Corporation	(298,000)	3/20/10	20.0	(9,685)
(745)	Nippon Telegraph & Telephone Corporation	(1,676,250)	3/20/10	22.5	(14,900)
(1,510)	Nippon Telegraph & Telephone Corporation	(3,020,000)	6/19/10	20.0	(139,675)
(1,385)	Pfizer Inc.	(2,077,500)	1/16/10	15.0	(446,663)
(187)	Royal Dutch Shell PLC	(1,028,500)	1/16/10	55.0	(99,110)
(300)	Sanofi-Aventis	(1,050,000)	1/16/10	35.0	(129,000)
(582)	Smithfield Foods, Inc.	(727,500)	1/16/10	12.5	(158,595)
(1,164)	Smithfield Foods, Inc.	(2,037,000)	1/16/10	17.5	(8,730)
(357)	Tech Data Corporation	(1,071,000)	1/16/10	30.0	(596,190)
(770)	Tesoro Corporation	(1,078,000)	1/16/10	14.0	(15,400)
(1,748)	Tyson Foods, Inc.	(1,748,000)	1/16/10	10.0	(402,040)
(1,112)	UBS AG	(1,946,000)	1/16/10	17.5	(11,120)
(434)	Wal-Mart Stores, Inc.	(2,170,000)	1/16/10	50.0	(152,985)
(20,241)	Total Call Options Written (premiums received $3,657,228)	(43,230,450)			(5,657,335)
	Borrowings – (32.1)% (14), (15)				(270,000,000)
	Other Assets Less Liabilities – 1.7%				13,665,356
	Net Assets Applicable to Common Shares – 100%				$839,846,412

Nuveen Investments

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged as collateral for call options written during and as of the end of the reporting period.

  (4)  Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (8)  Position, or portion of position, represents an unfunded Senior Loan Commitment outstanding at December 31, 2009.

  (9)  At or subsequent to December 31, 2009, this issue is under the protection of the Federal Bankruptcy Court.

  (10)  This issue is under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

  (11)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

  (12)  Principal Amount (000) rounds to less than $1,000.

  (13)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (14)  Borrowings as a percentage of Total Investments is 24.4%.

  (15)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2009, investments with a value of $794,094,268 have been pledged as collateral for Borrowings.

  (16)  The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

  (17)  As of March 1, 2009, this issue is under protection of the Federal Bankruptcy Court (the "Bankruptcy Court"). As a result, the Fund's Adviser concluded that the issuer was not likely to meet its future interest payment obligations and directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records. On July 1, 2009, the Fund received its June 1, 2009, interest payment and subsequently received its September 1, 2009, interest payment as directed by the Bankruptcy Court's Final Order. As of September 2, 2009, the Fund ceased accruing additional income on this issue. On December 8, 2009, the Fund received its December 1, 2009, interest payment and resumed accruing interest on this issue.

  (18)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

  (19)  As of December 31, 2009, this issue is under protection of the Federal Bankruptcy Court. Subsequent to the reporting period, the Fund's Adviser concluded this issue was no longer likely to meet its future interest payment obligations and directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records. Also subsequent to the reporting period, the issue underwent reorganization and was renamed SuperMedia.

  N/A  Not applicable.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2

Portfolio of INVESTMENTS

  December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 35.7% (27.1% of Total Investments)
	Aerospace & Defense – 0.3%
1,980	Alliant Techsystems Inc., (2)	$174,775
3,515	Esterline Technologies Corporation, (2)	143,307
8,215	GeoEye, Inc., (2)	229,034
25,620	Raytheon Company	1,319,942
33,800	Thales S.A., (17)	1,737,161
	Total Aerospace & Defense	3,604,219
	Air Freight & Logistics – 0.4%
12,620	FedEx Corporation	1,053,139
402,899	Toll Holdings Limited, (17)	3,146,232
12,620	United Parcel Service, Inc., Class B	724,009
	Total Air Freight & Logistics	4,923,380
	Auto Components – 0.0%
2,600	Magna International Inc., Class A	131,508
	Automobiles – 0.5%
94,011	Honda Motor Company Limited	3,139,252
37,820	Toyota Motor Corporation	1,575,580
13,103	Toyota Motor Corporation, Sponsored ADR	1,102,748
	Total Automobiles	5,817,580
	Beverages – 1.0%
1,810	Boston Beer Company, (2)	84,346
325,953	Coca-Cola Amatil Limited, (17)	3,360,750
26,850	Coca-Cola Femsa SAB de CV	1,764,582
29,610	Coca-Cola Company	1,687,770
30,975	Coca-Cola Enterprises Inc.	656,670
25,088	Diageo PLC, Sponsored ADR	1,741,358
12,365	Dr. Pepper Snapple Group, (2)	349,930
45,106	Heineken N.V., (17)	2,141,342
10,330	Molson Coors Brewing Company, Class B	466,503
	Total Beverages	12,253,251
	Biotechnology – 0.3%
7,945	Alnylam Pharmaceuticals, Inc., (2)	139,991
15,820	Amgen Inc., (2)	894,937
6,340	Biogen Idec Inc., (2)	339,190
9,655	BioMarin Pharmaceutical Inc., (2)	181,611
3,820	Celgene Corporation, (2)	212,698
33,040	Gilead Sciences, Inc., (2)	1,429,971
15,695	ISIS Pharmaceuticals, Inc., (2)	174,215
5,879	Medivation, Inc., (2)	221,344
	Total Biotechnology	3,593,957

Nuveen Investments

Shares	Description (1)	Value
	Building Products – 0.1%
9,731	Apogee Enterprises, Inc.	$136,234
8,710	Masco Corporation	120,285
36,123	Masonite Worldwide Holdings, (2)	1,390,736
	Total Building Products	1,647,255
	Capital Markets – 0.9%
1,690	Affiliated Managers Group Inc., (2)	113,822
5,110	Ameriprise Financial, Inc.	198,370
39,325	Credit Suisse Group	1,946,387
33,461	Deutsche Bank AG	2,370,579
466,600	Endeavor Financial Corporation, Corporate Shares S, 144A, (2)	789,675
8,560	Goldman Sachs Group, Inc.	1,445,270
16,985	Invesco LTD	398,978
4,730	Lazard Limited	179,598
22,620	Legg Mason, Inc.	682,219
3,400	Piper Jaffray Companies	172,074
5,050	Stifel Financial Corporation, (2)	299,162
5,060	T. Rowe Price Group Inc.	269,445
161,387	UBS AG, (2), (3)	2,503,112
	Total Capital Markets	11,368,691
	Chemicals – 0.7%
13,430	Celanese Corporation, Series A	431,103
5,790	Eastman Chemical Company	348,790
3,490	Lubrizol Corporation	254,596
3,550	Minerals Technologies Inc.	193,369
28,757	Mosaic Company	1,717,656
121,591	Nissan Chemical Industries Limited	1,724,612
3,540	Scotts Miracle Gro Company	139,157
19,210	Solutia Inc., (2)	243,967
121,973	Umicore, (17)	4,068,851
5,375	Westlake Chemical Corporation	133,999
	Total Chemicals	9,256,100
	Commercial Banks – 2.2%
42,682	Banco Itau Holdings Financeira, S.A.	974,857
205,965	Banco Santander Central Hispano S.A.	3,410,266
34,526	Bank of Nova Scotia	1,624,869
15,400	BB&T Corporation	390,698
13,481	Commerce Bancshares Inc.	521,984
10,620	Community Bank System Inc.	205,072
112,370	Credit Agricole S.A., (17)	1,972,079
294,358	DnB NOR ASA, (2)	3,190,260
7,920	First Financial Bancorp.	115,315
4,440	Hancock Holding Company	194,428
28,048	ICICI Bank Limited, ADR	1,057,690
2,750,000	Krung Thai Bank Public Company Limited, Foreign Shares	812,463
387,858	Mitsubishi UFJ Financial Group, Inc.	1,882,341
156,985	Nordic Baltic Holdings FDR	1,599,548
29,155	Royal Bank of Canada	1,572,254
160,447	Standard Chartered PLC, (2), (17)	4,050,633
16,873	Sumitomo Trust & Banking Company, ADR, (17)	83,184
4,970	SunTrust Banks, Inc.	100,841
2,940	SVB Financial Group, (2)	122,569
114,070	Svenska Handelbanken AB, A Shares	3,255,658
5,885	UMB Financial Corporation	231,575
8,780	Wells Fargo & Company	236,972
	Total Commercial Banks	27,605,556

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Commercial Services & Supplies – 0.3%
19,150	Corrections Corporation of America, (2)	$470,133
16,315	EnergySolutions Inc.	138,514
15,269	Republic Services, Inc.	432,265
11,888	Stericycle Inc., (2)	655,861
203,000	Toppan Printing Company Limited	1,636,903
6,200	Waste Management, Inc.	209,622
	Total Commercial Services & Supplies	3,543,298
	Communications Equipment – 0.4%
26,565	CommScope Inc., (2)	704,769
3,070	Comtech Telecom Corporation, (2)	107,604
11,510	Interdigital Inc., (2)	305,475
8,195	Plantronics Inc.	212,906
25,520	QUALCOMM, Inc.	1,180,555
307,519	ZTE Corporation, (17)	1,898,563
	Total Communications Equipment	4,409,872
	Computers & Peripherals – 0.8%
18,275	Apple, Inc., (2)	3,853,467
14,280	Hewlett-Packard Company	735,563
19,355	International Business Machines Corporation (IBM)	2,533,570
6,370	Network Appliance Inc., (2)	219,064
36,180	Seagate Technology	658,114
41,355	Western Digital Corporation, (2)	1,825,823
	Total Computers & Peripherals	9,825,601
	Construction & Engineering – 0.2%
75,103	JGC Corporation	1,375,699
20,690	Royal Boskalis Westminster NV, (17)	796,506
3,894	Shaw Group Inc., (2)	111,953
	Total Construction & Engineering	2,284,158
	Consumer Finance – 0.1%
18,900	American Express Company	765,828
10,220	Capital One Financial Corporation	391,835
	Total Consumer Finance	1,157,663
	Containers & Packaging – 0.0%
7,940	Packaging Corp. of America	182,699
5,480	Rock-Tenn Company	276,247
	Total Containers & Packaging	458,946
	Diversified Financial Services – 0.3%
86,815	Bank of America Corporation	1,307,434
810	CME Group, Inc.	272,120
57,725	JPMorgan Chase & Co.	2,405,401
12,272	PHH Corporation, (2)	197,702
	Total Diversified Financial Services	4,182,657
	Diversified Telecommunication Services – 1.3%
8,010	Cbeyond Inc., (2)	126,158
5,870	CenturyTel, Inc.	212,553
138,000	Deutsche Telekom AG, ADR, (3)	2,028,600
43,300	KT Corporation, Sponsored ADR	728,306
369,428	Nippon Telegraph and Telephone Corporation, (3)	7,292,509
3,270,000	Telecom Italia S.p.A.	3,623,599

Nuveen Investments

Shares	Description (1)	Value
	Diversified Telecommunication Services (continued)
20,602	Telefonica SA	$1,720,679
7,110	Telus Corporation	221,477
5,730	Verizon Communications Inc.	189,835
	Total Diversified Telecommunication Services	16,143,716
	Electric Utilities – 1.3%
204,942	Centrais Electricas Brasileiras S.A., PFD B ADR, (2)	3,832,415
15,070	E.ON A.G.	631,473
40,690	E.ON A.G., ADR, (17)	1,698,808
22,000	Electricite de France S.A, (17)	1,307,533
24,700	Exelon Corporation	1,207,089
14,615	FPL Group, Inc.	771,964
7,230	Great Plains Energy Incorporated	140,190
393,034	Korea Electric Power Corporation, Sponsored ADR, (2), (3)	5,714,714
18,900	Progress Energy, Inc.	775,089
12,600	Southern Company	419,832
	Total Electric Utilities	16,499,107
	Electrical Equipment – 0.3%
75,818	ABB Limited, ADR, (2)	1,448,124
99,841	ABB Limited, (2)	1,924,530
20,480	GrafTech International Ltd., (2)	318,464
6,600	Harbin Electric, Inc.	135,564
	Total Electrical Equipment	3,826,682
	Electronic Equipment & Instruments – 1.0%
56,120	Corning Incorporated	1,083,677
60,899	Hoya Corporation	1,608,542
8,444	Ingram Micro, Inc., Class A, (2)	147,348
5,913	Multi Fineline Electronix, Inc., (2)	167,752
37,787	Nidec Corporation	3,464,873
286,664	Nippon Electric Glass Company Limited	3,912,063
55,163	Tech Data Corporation, (2), (3)	2,573,906
	Total Electronic Equipment & Instruments	12,958,161
	Energy Equipment & Services – 0.9%
186,259	AMEC PLC, (2), (17)	2,373,034
324,628	BJ Services Company, (3)	6,038,081
13,965	Cooper Cameron Corporation, (2)	583,737
12,340	FMC Technologies Inc., (2)	713,746
29,560	Halliburton Company	889,460
15,840	Pride International Inc., (2)	505,454
	Total Energy Equipment & Services	11,103,512
	Food & Staples Retailing – 1.1%
25,902	Casino Guichard-Perrachon S.A, (17)	2,307,742
28,490	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	2,140,169
286,090	Jeronimo Martins SGPS, (17)	2,861,160
123,375	Koninklijke Ahold N.V., (17)	1,634,558
12,676	Kroger Co.	260,238
1,042	Seven & I Holdings, (17)	43,139
94,686	Wal-Mart Stores, Inc.	5,060,967
	Total Food & Staples Retailing	14,307,973
	Food Products – 1.6%
9,400	Archer-Daniels-Midland Company	294,314
25,340	Campbell Soup Company	856,492
9,690	General Mills, Inc.	686,149

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Food Products (continued)
10,170	H.J. Heinz Company	$434,869
17,965	Hershey Foods Corporation	642,967
14,210	Kellogg Company	755,972
18,474	Nestle SA	896,510
354,544	Smithfield Foods, Inc., (2), (3)	5,385,523
537,459	Tyson Foods, Inc., Class A, (3)	6,594,622
96,318	Unilever PLC	3,072,544
	Total Food Products	19,619,962
	Gas Utilities – 0.0%
2,810	National Fuel Gas Company	140,500
	Health Care Equipment & Supplies – 0.4%
29,280	Baxter International, Inc.	1,718,150
15,570	Becton, Dickinson and Company	1,227,850
13,080	Covidien PLC	626,401
8,730	Edwards Lifesciences Corporation, (2)	758,201
7,810	ev3, Inc., (2)	104,185
6,290	Inverness Medical Innovation, (2)	261,098
8,680	Masimo Corporation, (2)	264,046
2,250	Steris Corporation	62,933
826	Zimmer Holdings, Inc., (2)	48,825
	Total Health Care Equipment & Supplies	5,071,689
	Health Care Providers & Services – 1.0%
65,423	Aetna Inc., (3)	2,073,909
20,650	AmerisourceBergen Corporation	538,346
5,645	Centene Corporation, (2)	119,505
6,270	Community Health Systems Inc., (2)	223,212
13,410	Coventry Health Care, Inc., (2)	325,729
4,300	Emergency Medical Services Corporation, (2)	232,845
18,498	Express Scripts, Inc., (2)	1,599,152
32,567	Fresenius Medical Care, ADR	1,724,596
52,534	Health Net Inc., (2), (3)	1,223,517
14,945	HealthSouth Corporation, (2)	280,518
3,534	Humana Inc., (2)	155,107
2,050	Laboratory Corporation of America Holdings, (2)	153,422
15,480	McKesson HBOC Inc.	967,500
15,050	Medco Health Solutions, Inc., (2)	961,846
3,377	Omnicare, Inc.	81,656
15,200	Quest Diagnostics Incorporated	917,776
16,500	Universal Health Services, Inc., Class B	503,250
	Total Health Care Providers & Services	12,081,886
	Hotels, Restaurants & Leisure – 0.3%
69,165	Carnival Corporation, (17)	2,356,328
9,430	Las Vegas Sands, (2)	140,884
20,850	Starbucks Corporation, (2)	480,801
382,418	Thomas Cook Group PLC, (17)	1,412,721
	Total Hotels, Restaurants & Leisure	4,390,734
	Household Durables – 0.4%
135,916	Electrolux AB, Class B Shares, (2)	3,181,977
7,535	Meritage Corporation, (2)	145,652
40,170	Newell Rubbermaid Inc.	602,952
3,705	Sekisui House, Ltd., Sponsored ADR, (17)	34,160
18,160	Tempur Pedic International Inc., (2)	429,121
	Total Household Durables	4,393,862

Nuveen Investments

Shares	Description (1)	Value
	Household Products – 0.3%
20,230	Colgate-Palmolive Company	$1,661,895
3,430	KAO Corporation, Sponsored ADR, (17)	80,125
9,980	Kimberly-Clark Corporation	635,826
16,186	Reckitt and Benckiser, (17)	876,151
	Total Household Products	3,253,997
	Independent Power Producers & Energy Traders – 0.1%
19,200	Constellation Energy Group	675,264
	Industrial Conglomerates – 0.0%
926	Siemens AG, Sponsored ADR	84,914
	Insurance – 1.0%
5,890	Ace Limited	296,856
13,775	Allstate Corporation	413,801
2,023	Aon Corporation	77,562
6,350	Arch Capital Group Limited, (2)	454,343
6,920	Aspen Insurance Holdings Limited	176,114
2,739	Axis Capital Holdings Limited	77,815
2,759	CNA Financial Corporation, (2)	66,216
10,775	Delphi Financial Group, Inc.	241,037
4,067	Fairfax Financial Holdings Limited	1,594,368
62,476	Hannover Rueckversicherung AG	2,929,588
40,000	Loews Corporation, (3)	1,454,000
441,280	Mapfre S.A.	1,851,611
9,806	Mapfre S.A.	37,533
3,850	Marsh & McLennan Companies, Inc.	85,008
155,544	Prudential Corporation PLC, (17)	1,592,190
17,360	Prudential Financial, Inc.	863,834
9,845	Travelers Companies, Inc.	490,872
8,880	WR Berkley Corporation	218,803
	Total Insurance	12,921,551
	Internet & Catalog Retail – 0.3%
12,215	Amazon.com, Inc., (2)	1,643,162
25,530	NetFlix.com Inc., (2)	1,407,724
7,360	Nutri System Inc.	229,411
	Total Internet & Catalog Retail	3,280,297
	Internet Software & Services – 0.7%
210,672	eBay Inc., (2), (3)	4,959,219
8,580	Equinix Inc., (2)	910,767
3,950	Google Inc., Class A, (2)	2,448,921
14,670	Rackspace Hosting Inc., (2)	305,870
	Total Internet Software & Services	8,624,777
	IT Services – 0.5%
195,543	CGI Group Inc., (2)	2,651,563
5,810	MasterCard, Inc.	1,487,244
14,270	VeriFone Holdings Inc., (2)	233,743
19,435	Visa Inc.	1,699,785
8,830	Wright Express Corporation, (2)	281,324
	Total IT Services	6,353,659
	Leisure Equipment & Products – 0.0%
17,825	Hasbro, Inc.	571,470

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Life Sciences Tools & Services – 0.1%
1,510	Bio-Rad Laboratories Inc., (2)	$145,655
16,840	Illumina Inc., (2)	516,146
8,280	Life Technologies Corporation, (2)	432,464
5,090	Millipore Corporation, (2)	368,262
	Total Life Sciences Tools & Services	1,462,527
	Machinery – 0.8%
4,903	AGCO Corporation, (2)	158,563
8,050	Caterpillar Inc.	458,770
3,070	Cummins Inc.	140,790
8,260	Donaldson Company, Inc.	351,380
9,345	Flowserve Corporation	883,383
97,149	Kone OYJ	4,172,468
470,666	Minebea Company Limited	2,536,902
21,870	Oshkosh Truck Corporation	809,846
7,180	Terex Corporation, (2)	142,236
5,630	Timken Company	133,487
7,500	Trinity Industries Inc.	130,800
	Total Machinery	9,918,625
	Marine – 0.1%
11,150	Genco Shipping and Trading Limited	249,537
56,500	Stolt-Nielsen S.A.	783,123
	Total Marine	1,032,660
	Media – 0.4%
20,750	Cablevision Systems Corporation	535,765
35,425	Comcast Corporation, Class A	597,266
42,215	DIRECTV Group, Inc.	1,407,870
116,696	Net Servios de Comunicao, (2)	1,578,897
15,190	Scripps Networks Interactive, Class A Shares	630,385
2,174	Time Warner Cable, Class A, (2)	89,982
	Total Media	4,840,165
	Metals & Mining – 4.3%
112,600	AngloGold Ashanti Limited, Sponsored ADR, (3)	4,524,268
198,820	Barrick Gold Corporation, (3)	7,829,532
65,667	BHP Billiton PLC, ADR, (17)	2,512,862
22,270	Cliffs Natural Resources Inc.	1,026,424
68,499	Crystallex International Corporation, (2)	26,030
23,170	First Quantum Minerals Limited, (2)	1,778,098
25,591	Freeport-McMoRan Copper & Gold, Inc.	2,054,701
177,000	Gold Fields Limited, ADR, (3)	2,320,470
173,365	Ivanhoe Mines Ltd., (2), (3)	2,532,863
2,043	Kinross Gold Corporation	37,591
11,911	Lihir Gold Limited, Sponsored ADR, (2)	347,682
1,718,750	Lihir Gold Limited, (2), (17)	5,012,443
1,500,000	Minara Resources Limited, (2), (17)	1,087,147
176,660	Newmont Mining Corporation, (3)	8,357,785
1,699,256	NovaGold Resources Inc., (2)	10,416,439
2,171	Silver Standard Resources, Inc., (2)	47,480
27,635	Steel Dynamics Inc.	489,692
29,860	United States Steel Corporation	1,645,883
21,020	Walter Industries Inc.	1,583,016
	Total Metals & Mining	53,630,406

Nuveen Investments

Shares	Description (1)	Value
	Multiline Retail – 0.3%
9,415	Big Lots, Inc., (2)	$272,847
27,850	Federated Department Stores, Inc.	466,766
91,469	Next PLC, (2), (17)	3,058,367
	Total Multiline Retail	3,797,980
	Multi-Utilities – 0.3%
53,285	Ameren Corporation, (3)	1,489,316
6,260	PG&E Corporation	279,509
20,048	RWE AG	1,953,157
	Total Multi-Utilities	3,721,982
	Oil, Gas & Consumable Fuels – 3.5%
16,125	Alpha Natural Resources Inc., (2)	699,503
5,140	Anadarko Petroleum Corporation	320,839
314,814	Arch Coal Inc., (3)	7,004,612
84,737	BP PLC, Sponsored ADR, (3)	4,912,204
14,864	Cabot Oil & Gas Corporation	647,922
90,904	Cameco Corporation, (3)	2,924,382
16,711	Chesapeake Energy Corporation	432,481
24,518	Chevron Corporation, (3)	1,887,641
26,668	Cimarex Energy Company	1,412,604
3,168	Comstock Resources Inc., (2)	128,526
3,515	ConocoPhillips	179,511
862	CONSOL Energy Inc.	42,928
33,505	Continental Resources Inc., (2)	1,437,029
7,230	Devon Energy Corporation	531,405
43,691	Eni S.p.A., Sponsored ADR	2,211,202
4,230	EOG Resources, Inc.	411,579
46,600	Gazprom OAO, ADR, (17)	1,176,749
15,240	Hess Corporation	922,020
5,680	McMoran Exploration Corporation, (2)	45,554
7,560	Newfield Exploration Company, (2)	364,619
58,800	Nexen Inc.	1,407,084
13,840	Occidental Petroleum Corporation	1,125,884
2,529	Peabody Energy Corporation	114,336
2,295	Petrobras Energia S.A., ADR, (2)	35,871
22,295	Petrohawk Energy Corporation, (2)	534,857
3,130	Pioneer Natural Resources Company	150,772
41,053	Repsol YPF S.A.	1,094,473
14,070	Rosetta Resources, Inc., (2)	280,415
53,600	Royal Dutch Shell PLC, Class B, Sponsored ADR, (3)	3,115,768
8,290	SandRidge Energy Inc., (2)	78,175
13,220	Southwestern Energy Company, (2)	637,204
69,386	StatoilHydro ASA, Sponsored ADR	1,728,405
7,560	Stone Energy Corporation, (2)	136,458
130,381	Tesoro Corporation, (3)	1,766,663
13,113	Total S.A., Sponsored ADR	839,757
11,535	Total S.A., (17)	740,892
10,625	Valero Energy Corporation	177,969
1,330	Whiting Petroleum Corporation, (2)	95,029
27,960	Woodside Petroleum Limited, (17)	1,179,134
10,280	World Fuel Services Corporation	275,401
	Total Oil, Gas & Consumable Fuels	43,207,857
	Paper & Forest Products – 0.0%
6,675	Buckeye Technologies Inc., (2)	65,148

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Personal Products – 0.1%
10,130	Estee Lauder Companies Inc., Class A	$489,887
4,690	Mead Johnson Nutrition Company, Class A Shares	204,953
	Total Personal Products	694,840
	Pharmaceuticals – 1.9%
55,950	AstraZeneca Group, (17)	2,629,497
44,465	Bristol-Myers Squibb Company	1,122,741
91,149	GlaxoSmithKline PLC, (17)	1,932,897
9,737	GlaxoSmithKline PLC, ADR	411,388
29,095	Johnson & Johnson	1,874,009
46,634	Novartis AG	2,547,074
20,178	Novo-Nordisk A/S	1,288,365
5,730	Perrigo Company	228,283
215,722	Pfizer Inc., (3)	3,923,983
45,000	Sanofi-Aventis, Sponsored ADR, (3)	1,767,150
30,703	Sanofi-Aventis, SA, (17)	2,414,571
41,200	Takeda Chemical Industries	1,694,272
4,546	Takeda Pharmaceuticals Company Limited, (17)	93,420
31,840	Watson Pharmaceuticals Inc., (2)	1,261,182
	Total Pharmaceuticals	23,188,832
	Professional Services – 0.0%
6,860	TrueBlue Inc., (2)	101,597
	Real Estate – 0.2%
41,945	Annaly Capital Management Inc.	727,746
16,730	Duke Realty Corporation	203,604
4,420	Equity Lifestyles Properties Inc.	223,077
9,850	Hatteras Financial Corp.	275,406
4,730	Health Care Property Investors Inc.	144,454
16,390	Inland Real Estate Corporation	133,579
26,760	Kimco Realty Corporation	362,063
6,430	LaSalle Hotel Properties	136,509
2,540	PS Business Parks Inc.	127,127
4,348	Simon Property Group, Inc.	346,970
6,812	Tanger Factory Outlet Centers	265,600
6,640	Walter Investment Management Corporation	95,151
	Total Real Estate	3,041,286
	Real Estate Management & Development – 0.2%
162,705	Sun Hung Kai Properties Limited, (17)	2,419,280
	Road & Rail – 0.2%
2,764	Canadian Pacific Railway Limited	149,256
15,960	CSX Corporation	773,900
3,950	Kansas City Southern Industries, (2)	131,496
12,190	Norfolk Southern Corporation	639,000
3,520	Union Pacific Corporation	224,928
	Total Road & Rail	1,918,580
	Semiconductors & Equipment – 0.5%
34,540	Broadcom Corporation, Class A, (2)	1,086,283
86,275	Intel Corporation	1,760,010
38,440	KLA-Tencor Corporation	1,389,990
66,640	Marvell Technology Group Ltd., (2)	1,382,780
9,516	Monolithic Power Systems, Inc., (2)	228,099
23,360	Novellus Systems, Inc., (2)	545,222
17,255	ON Semiconductor Corporation, (2)	152,017
6,750	Xilinx, Inc.	169,155
	Total Semiconductors & Equipment	6,713,556

Nuveen Investments

Shares	Description (1)	Value
	Software – 0.3%
2,660	Advent Software Inc., (2)	$108,342
7,715	Ansys Inc., (2)	335,294
4,680	Citrix Systems, (2)	194,735
11,985	CommVault Systems, Inc., (2)	283,925
5,645	JDA Software Group, (2)	143,778
4,370	Manhattan Associates Inc., (2)	105,011
7,772	Microsoft Corporation	236,968
15,650	Rovi Corporation, (2)	498,765
12,740	Salesforce.com, Inc., (2)	939,829
13,380	Sybase, Inc., (2)	580,691
	Total Software	3,427,338
	Specialty Retail – 0.3%
34,810	Abercrombie & Fitch Co., Class A	1,213,128
14,650	Chico's FAS, Inc., (2)	205,831
7,538	Guess Inc.	318,855
34,555	Home Depot, Inc.	999,674
4,440	J. Crew Group Inc., (2)	198,644
6,330	PetSmart Inc.	168,946
12,050	Stein Mart, Inc., (2)	128,451
8,260	Williams-Sonoma Inc.	171,641
	Total Specialty Retail	3,405,170
	Textiles, Apparel & Luxury Goods – 0.1%
4,810	Fossil Inc., (2)	161,422
7,360	LVMH Moet Hennessy, (17)	825,258
3,190	Steven Madden Limited, (2)	131,554
	Total Textiles, Apparel & Luxury Goods	1,118,234
	Thrifts & Mortgage Finance – 0.1%
61,190	Hudson City Bancorp, Inc.	840,137
10,640	People's United Financial, Inc.	177,686
	Total Thrifts & Mortgage Finance	1,017,823
	Tobacco – 0.3%
8,250	Lorillard Inc.	661,896
55,285	Philip Morris International	2,664,182
	Total Tobacco	3,326,078
	Trading Companies & Distributors – 0.4%
345,112	Mitsui & Company Limited	4,857,912
	Water Utilities – 0.0%
16,824	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	658,153
	Wireless Telecommunication Services – 0.3%
14,070	Crown Castle International Corporation, (2)	549,291
14,343	Millicom International Cellular S.A.	1,068,510
6,165	Millicom International Cellular S.A.	454,791
2,079	TIM Participacoes S.A.	61,766
4,343	Turkcell Iletisim Hizmetleri A.S., ADR	75,958
814,962	Vodafone Group PLC, (17)	1,887,219
	Total Wireless Telecommunication Services	4,097,535
	Total Common Stocks (cost $419,274,792)	444,030,969

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 1.8% (1.3% of Total Investments)
	Capital Markets – 0.0%
8,150	AMG Capital Trust II, Convertible Bond	5.150%	BB	$262,838
	Commercial Banks – 0.4%
5,300	Fifth Third Bancorp, Convertible Bond	8.500%	Baa3	630,700
4,450	Wells Fargo & Company, Convertible Bond	7.500%	A-	4,085,100
	Total Commercial Banks			4,715,800
	Communications Equipment – 0.5%
8,250	Lucent Technologies Capital Trust I	7.750%	B3	6,410,250
	Diversified Financial Services – 0.3%
4,100	Bank of America Corporation	7.250%	BB	3,603,900
	Food Products – 0.1%
10,450	Bunge Limited, Convertible Bonds	4.875%	Ba1	935,275
	Independent Power Producers & Energy Traders – 0.1%
9,950	AES Trust III, Convertible Preferred	6.750%	B	460,188
304	NRG Energy Inc., Convertible Bond	4.000%	B2	358,796
	Total Independent Power Producers & Energy Traders			818,984
	Insurance – 0.0%
5,600	Reinsurance Group of America Inc.	5.750%	BBB	352,576
	Multi-Utilities – 0.1%
10,400	CMS Energy Corporation, Convertible Bonds	4.500%	Ba2	890,500
	Oil, Gas & Consumable Fuels – 0.2%
600	El Paso Corporation, 144A	4.990%	B	542,400
600	El Paso Corporation	4.990%	B	542,400
5,150	Whiting Petroleum Corporation	6.250%	B	925,248
	Total Oil, Gas & Consumable Fuels			2,010,048
	Real Estate – 0.1%
16,600	HRPT Properties Trust, Preferred Convertible Bonds	6.500%	Baa3	297,140
8,550	Simon Property Group, Inc., Series I	6.000%	Baa1	581,400
	Total Real Estate			878,540
	Total Convertible Preferred Securities (cost $21,339,912)			20,878,711
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 38.2% (28.9% of Total Investments)
	Capital Markets – 4.0%
61,800	Ameriprise Financial, Inc.	7.750%	A	$1,554,270
171,100	BNY Capital Trust V, Series F	5.950%	Aa3	4,262,101
725,702	Credit Suisse	7.900%	Aa3	18,636,027
1,175,757	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	24,432,230
7,000	Deutsche Bank Capital Funding Trust IX	6.625%	Aa3	146,930
16,600	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A2	347,770
18,600	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A2	390,600
15,900	Morgan Stanley Capital Trust V	5.750%	A3	312,435
2,500	Morgan Stanley Capital Trust VII	6.600%	A3	54,850
	Total Capital Markets			50,137,213
	Commercial Banks – 4.7%
76,400	ASBC Capital I	7.625%	A3	1,514,248
992,672	Banco Santander Finance	10.500%	A2	28,172,031
28,800	Banesto Holdings, Series A, 144A	10.500%	Baa1	721,800
28,400	Barclays Bank PLC	7.750%	BBB+	676,772

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Commercial Banks (continued)
1,300	Barclays Bank PLC	7.100%	A+	$28,717
170,400	BB&T Capital Trust VI	9.600%	A2	4,842,768
38,600	BB&T Capital Trust VII	8.100%	A2	997,810
146,500	Cobank Agricultural Credit Bank, 144A	7.000%	N/R	5,461,710
48,000	Cobank Agricultural Credit Bank	11.000%	A	2,397,000
45,812	HSBC Finance Corporation	6.875%	A	1,122,394
1,400	HSBC Holdings PLC	6.200%	A2	29,946
15,100	HSBC USA Inc., Series F	2.858%	A-	671,950
150,200	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	3,206,770
355,241	National City Capital Trust II	6.625%	Baa1	7,939,636
9,700	Wells Fargo Capital Trust VII	5.850%	A-	216,407
	Total Commercial Banks			57,999,959
	Diversified Financial Services – 1.4%
188,023	ING Groep N.V.	7.200%	Ba1	3,619,443
755,475	ING Groep N.V.	7.050%	Ba1	14,021,616
4,825	National Rural Utilities Cooperative Finance Corporation	6.100%	A3	117,006
	Total Diversified Financial Services			17,758,065
	Diversified Telecommunication Services – 0.7%
109,405	AT&T Inc.	6.375%	A	2,920,019
38,500	BellSouth Capital Funding (CORTS)	7.120%	A	946,861
30,500	BellSouth Corporation (CORTS)	7.000%	A	746,298
25,000	Verizon Communications (CORTS)	7.625%	A	635,500
142,306	Verizon Communications, Series 2004-1 (SATURNS)	6.125%	A	3,429,575
	Total Diversified Telecommunication Services			8,678,253
	Electric Utilities – 0.6%
4,293	Entergy Louisiana LLC	7.600%	A-	110,502
259,300	Entergy Texas Inc.	7.875%	BBB+	7,001,100
	Total Electric Utilities			7,111,602
	Food Products – 0.2%
35,100	Dairy Farmers of America Inc., 144A	7.875%	BBB-	2,656,631
	Insurance – 9.9%
1,146,570	Aegon N.V.	6.375%	BBB	20,477,740
192,234	Arch Capital Group Limited, Series B	7.875%	BBB-	4,796,238
379,873	Arch Capital Group Limited	8.000%	BBB-	9,504,422
590,900	Berkley WR Corporation, Capital Trust II	6.750%	BBB-	13,543,428
675,001	Delphi Financial Group, Inc.	8.000%	BBB+	16,382,274
26,700	Delphi Financial Group, Inc.	7.376%	BBB-	475,260
199,472	EverestRe Capital Trust II	6.200%	Baa1	4,093,165
5,800	Financial Security Assurance Holdings	6.250%	A+	96,244
825,500	Lincoln National Capital VI, Series F	6.750%	BBB-	18,573,750
89,600	Markel Corporation	7.500%	BBB	2,307,200
882,951	PartnerRe Limited, Series C	6.750%	BBB+	20,749,349
143,600	PLC Capital Trust III	7.500%	BBB	3,275,516
14,000	PLC Capital Trust IV	7.250%	BBB	303,800
24,017	Protective Life Corporation	7.250%	BBB	523,571
136,730	Prudential Financial Inc.	9.000%	BBB+	3,630,182
27,082	Prudential PLC	6.750%	A-	649,968
121,800	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	2,880,570
35,900	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	702,563
	Total Insurance			122,965,240
	IT Services – 0.0%
5,100	Vertex Industries Inc. (PPLUS)	7.625%	A	129,693

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)		Coupon	Ratings (4)	Value
	Media – 4.4%
32,700	CBS Corporation		7.250%	BBB-	$742,290
600,321	CBS Corporation		6.750%	BBB-	12,660,770
1,014,662	Comcast Corporation		7.000%	BBB+	25,407,136
647,540	Viacom Inc.		6.850%	BBB	15,508,583
	Total Media				54,318,779
	Multi-Utilities – 0.8%
131,800	Dominion Resources Inc.		8.375%	BBB	3,611,320
233,000	Xcel Energy Inc.		7.600%	Baa2	6,197,800
	Total Multi-Utilities				9,809,120
	Oil, Gas & Consumable Fuels – 1.2%
613,300	Nexen Inc.		7.350%	BB+	15,179,175
	Pharmaceuticals – 0.1%
43,800	Bristol Myers Squibb Company (CORTS)		6.250%	A+	1,110,768
	Real Estate – 9.8%
331,813	Developers Diversified Realty Corporation, Series H		7.375%	Ba1	6,155,131
7,300	Duke Realty Corporation, Series K		6.500%	Baa3	137,605
72,830	Duke Realty Corporation, Series L, (2)		6.600%	Baa3	1,380,129
22,700	Duke Realty Corporation, Series N		7.250%	Baa3	481,240
365,177	Duke Realty Corporation, Series O		8.375%	Baa3	8,976,051
122,700	Duke-Weeks Realty Corporation		6.625%	Baa3	2,342,343
151,515	Equity Residential Properties Trust, Series N		6.480%	BBB-	3,412,118
400,883	HRPT Properties Trust, Series B		8.750%	Baa3	9,781,545
531,900	HRPT Properties Trust, Series C		7.125%	Baa3	10,829,484
586,116	Kimco Realty Corporation, Series G		7.750%	Baa2	14,389,148
3,997	Prologis Trust, Series C		8.540%	Baa3	181,114
51,275	Prologis Trust, Series G		6.750%	Baa3	1,058,829
236,606	Public Storage, Inc.		6.750%	Baa1	5,508,188
27,632	Public Storage, Inc., Series C		6.600%	Baa1	624,760
149,500	Public Storage, Inc., Series E		6.750%	Baa1	3,460,925
69,911	Public Storage, Inc., Series H		6.950%	Baa1	1,663,882
32,903	Realty Income Corporation		6.750%	Baa2	787,040
136,189	Regency Centers Corporation		7.450%	Baa3	3,188,184
626,351	Vornado Realty LP		7.875%	BBB	15,239,120
1,227,443	Wachovia Preferred Funding Corporation		7.250%	A-	27,286,058
7,000	Weingarten Realty Trust		8.100%	BBB	153,650
117,000	Weingarten Realty Trust		6.950%	Baa3	2,503,800
103,225	Weingarten Realty Trust		6.500%	Baa3	2,141,919
	Total Real Estate				121,682,263
	Wireless Telecommunication Services – 0.4%
176,900	Telephone and Data Systems Inc.		7.600%	Baa2	4,344,664
11,900	United States Cellular Corporation		7.500%	Baa2	296,430
	Total Wireless Telecommunication Services				4,641,094
	Total $25 Par (or similar) Preferred Securities (cost $513,891,056)				474,177,855
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 8.2% (6.3% of Total Investments) (6)
	Aerospace & Defense – 0.1%
$574	DAE Aviation Holdings, Inc., Term Loan B1	4.030%	7/31/14	B	$531,383
561	DAE Aviation Holdings, Inc., Term Loan B2	4.040%	7/31/14	B	518,530
900	McKechnie Aerospace Holdings, Inc., Term Loan	5.240%	5/11/15	N/R	747,000
2,035	Total Aerospace & Defense				1,796,913

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Airlines – 0.2%
$2,504	ACTS Aero Technical Support & Services, Inc., Term Loan, (7)	6.534%	10/16/14	N/R	$888,794
1,950	Delta Air Lines, Inc., Term Loan	3.534%	4/30/14	B	1,632,312
4,454	Total Airlines				2,521,106
	Automobiles – 0.1%
1,786	Ford Motor Company, Term Loan, WI/DD	TBD	TBD	Ba3	1,659,702
	Building Products – 0.3%
3,506	Building Materials Corporation of America, Term Loan	3.000%	2/22/14	BB	3,259,159
993	TFS Acquisition, Term Loan	10.000%	8/11/13	CCC+	688,714
4,499	Total Building Products				3,947,873
	Chemicals – 0.4%
602	Hercules Offshore, Inc., Term Loan	6.000%	7/11/13	B	577,459
695	LyondellBasell Finance Company, DIP Term Loan, (7), (8), (9)	13.000%	2/03/10	CC	742,407
54	LyondellBasell Finance Company, Dutch Revolving Line of Credit, (7), (9)	3.731%	12/20/13	N/R	40,334
123	LyondellBasell Finance Company, Dutch Tranche A, Term Loan, (7), (9)	3.731%	12/20/13	N/R	91,297
155	LyondellBasell Finance Company, German Tranche B1, Euro Term Loan, (7), (9)	3.981%	12/22/14	N/R	115,794
155	LyondellBasell Finance Company, German Tranche B2, Euro Term Loan, (7), (9)	3.981%	12/20/14	N/R	115,794
155	LyondellBasell Finance Company, German Tranche B3, Euro Term Loan, (7), (9)	3.981%	12/22/14	N/R	115,794
203	LyondellBasell Finance Company, Revolving Line of Credit, (7), (9)	3.731%	12/20/13	N/R	151,251
1,201	LyondellBasell Finance Company, Roll-Up DIP Term Loan, (7), (9)	5.794%	2/03/10	N/R	1,250,828
387	LyondellBasell Finance Company, US Tranche A, Term Loan, (7), (9)	3.731%	12/20/13	N/R	288,176
674	LyondellBasell Finance Company, US Tranche B1, Term Loan, (7), (9)	7.000%	12/22/14	N/R	503,306
674	LyondellBasell Finance Company, US Tranche B2, Term Loan, (7), (9)	7.000%	12/22/14	N/R	502,463
674	LyondellBasell Finance Company, US Tranche B3, Term Loan, (7), (9)	7.000%	12/22/14	N/R	502,463
5,752	Total Chemicals				4,997,366
	Commercial Services & Supplies – 0.1%
69	Aramark Corporation, Letter of Credit	2.025%	1/26/14	BB	65,963
1,055	Aramark Corporation, Term Loan	2.126%	1/26/14	BB	1,003,015
1,124	Total Commercial Services & Supplies				1,068,978
	Communications Equipment – 0.2%
2,992	Avaya Inc., Term Loan	3.011%	10/26/14	B+	2,595,834
	Diversified Consumer Services – 0.1%
958	Cengage Learning Acquisitions, Inc., Term Loan	2.750%	7/05/14	B+	876,942
	Electric Utilities – 0.4%
899	Calpine Corporation, DIP Term Loan	3.135%	3/29/14	B+	852,545
1,955	TXU Corporation, Term Loan B2	3.735%	10/10/14	B+	1,596,991
2,527	TXU Corporation, Term Loan B3	3.735%	10/10/14	B+	2,045,355
5,381	Total Electric Utilities				4,494,891
	Electrical Equipment – 0.1%
1,683	Allison Transmission Holdings, Inc., Term Loan	3.009%	8/07/14	B	1,549,821
	Health Care Providers & Services – 0.7%
124	Community Health Systems, Inc., Delayed Term Loan	2.511%	7/25/14	BB	117,531
2,500	Community Health Systems, Inc., Term Loan	2.506%	7/25/14	BB	2,362,842
489	Concentra, Inc., Term Loan	2.510%	6/25/14	Ba3	457,592
32	HCA, Inc., Term Loan A	1.751%	11/17/12	BB	30,336
1,761	HCA, Inc., Term Loan	2.501%	11/18/13	BB	1,685,477
2,070	Health Management Associates, Inc., Term Loan	2.001%	2/28/14	BB-	1,934,639
274	IASIS Healthcare LLC, Delayed Term Loan	2.231%	3/14/14	Ba2	256,203
74	IASIS Healthcare LLC, Letter of Credit	2.231%	3/14/14	Ba2	69,361
792	IASIS Healthcare LLC, Term Loan	2.231%	3/14/14	Ba2	740,305
1,123	Select Medical Corporation, Term Loan B2	2.267%	2/24/12	Ba2	1,072,116
585	Select Medical Corporation, Term Loan	2.267%	2/24/12	Ba2	558,588
9,824	Total Health Care Providers & Services				9,284,990

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Hotels, Restaurants & Leisure – 0.8%
$2,204	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	BB-	$2,157,200
741	Cedar Fair LP, Extended US Term Loan	4.231%	8/30/14	BB-	733,433
372	Cedar Fair LP, Term Loan	2.231%	8/30/12	BB-	369,149
991	Harrah's Operating Company, Inc., Term Loan B2	3.282%	1/28/15	B-	805,714
978	Orbitz Worldwide, Inc., Term Loan	3.237%	7/25/14	B+	900,522
1,960	Travelport LLC, Delayed Term Loan	2.781%	8/23/13	Ba3	1,875,283
134	Travelport LLC, Letter of Credit	2.751%	8/23/13	Ba3	128,186
669	Travelport LLC, Term Loan	2.770%	8/23/13	Ba3	638,852
581	Venetian Casino Resort LLC, Delayed Term Loan	2.010%	5/23/14	B-	510,882
1,708	Venetian Casino Resort LLC, Term Loan	2.010%	5/23/14	B-	1,500,549
10,338	Total Hotels, Restaurants & Leisure				9,619,770
	Insurance – 0.2%
2,236	Conseco, Inc., Term Loan	7.500%	10/10/13	B-	2,122,732
	IT Services – 0.5%
2,128	First Data Corporation, Term Loan B1	2.983%	9/24/14	B+	1,894,123
1,199	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	3.990%	7/28/12	B+	1,083,916
2,297	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	3.990%	7/28/12	B+	2,077,547
1,188	SunGard Data Systems, Inc., Term Loan B	1.985%	2/28/14	BB	1,126,326
6,812	Total IT Services				6,181,912
	Leisure Equipment & Products – 0.2%
583	Herbst Gaming, Inc., Delayed Term Loan, (7), (9)	0.000%	12/02/11	D	307,328
671	Herbst Gaming, Inc., Term Loan, (7), (9)	0.000%	12/02/11	D	353,709
6,000	Wimar OpCo LLC, Term Loan, (7), (9)	6.500%	1/03/12	N/R	1,867,500
7,254	Total Leisure Equipment & Products				2,528,537
	Media – 2.0%
2,244	Cequel Communications LLC, Term Loan B	2.261%	11/05/13	BB-	2,134,814
4,629	Charter Communications Operating Holdings LLC, Term Loan, (9)	2.260%	3/06/14	BB+	4,349,599
2,500	Citadel Broadcasting Corporation, Term Loan, (15)	1.990%	6/12/14	D	1,872,396
1,883	Gray Television, Inc., Term Loan B	3.790%	12/31/14	Caa1	1,647,033
956	Idearc, Inc., Term Loan, (18)	0.000%	11/17/14	D	500,580
3,142	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (7)	20.500%	4/08/12	N/R	2,032,281
882	Nielsen Finance LLC, Term Loan A	2.235%	8/09/13	Ba3	827,337
1,873	Nielsen Finance LLC, Term Loan B	3.985%	5/02/16	Ba3	1,771,595
944	Philadelphia Newspapers, Term Loan, (7), (9)	7.750%	6/29/13	N/R	188,820
530	Reader's Digest Association, Inc., DIP Term Loan, (9)	13.500%	3/01/14	N/R	553,106
130	Reader's Digest Association, Inc., Euro Term Loan, (9)	7.000%	3/03/14	N/R	67,182
363	Reader's Digest Association, Inc., Revolving Credit Loan, (9)	4.500%	3/02/13	D	187,331
1,461	Reader's Digest Association, Inc., U.S. Term Loan, (9)	4.233%	3/03/14	D	754,410
5,925	Tribune Company, Term Loan B, (7), (9)	5.250%	6/04/14	Ca	3,446,377
1,256	Tribune Company, Term Loan X, (7), (9)	5.000%	N/A	Ca	717,272
5,600	Univision Communications, Inc., Term Loan	2.501%	9/29/14	B2	4,886,000
34,318	Total Media				25,936,133
	Metals & Mining – 0.2%
2,014	John Maneely Company, Term Loan	3.508%	12/08/13	B	1,895,203
	Oil, Gas & Consumable Fuels – 0.3%
2,947	CCS Income Trust, Term Loan	3.231%	11/14/14	B	2,470,263
1,978	Venoco, Inc., Term Loan	4.250%	5/07/14	BB-	1,786,948
4,925	Total Oil, Gas & Consumable Fuels				4,257,211
	Pharmaceuticals – 0.1%
2,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/15/15	Baa3	1,885,000

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Real Estate Management & Development – 0.3%
$3,403	LNR Property Corporation, Term Loan B	3.480%	7/12/11	CCC	$2,433,301
1,723	Realogy Corporation, Delayed Term Loan	3.286%	10/10/13	Caa1	1,535,899
5,126	Total Real Estate Management & Development				3,969,200
	Road & Rail – 0.1%
913	Swift Transportation Company, Inc., Term Loan	8.250%	5/10/14	B-	832,342
	Software – 0.1%
904	IPC Systems, Inc., Term Loan	2.493%	5/31/14	B1	768,783
	Specialty Retail – 0.7%
2,346	Burlington Coat Factory Warehouse Corporation, Term Loan	2.510%	5/28/13	B-	2,177,987
1,985	Claire's Stores, Inc. Term Loan B	3.060%	5/29/14	B-	1,617,557
1,109	Michaels Stores, Inc., Term Loan B1	2.563%	10/31/13	B	1,004,940
1,492	Michaels Stores, Inc., Term Loan B2	4.813%	7/31/16	B	1,408,917
2,400	Toys "R" Us – Delaware, Inc., Term Loan B	4.481%	7/19/12	BB-	2,356,333
9,332	Total Specialty Retail				8,565,734
$126,660	Total Variable Rate Senior Loan Interests (cost $116,405,901)				103,356,973
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 11.1% (8.5% of Total Investments)
	Aerospace & Defense – 0.3%
$800	Alliant Techsystems, Inc., Convertible Bonds	2.750%	9/15/11	BB-	$852,000
650	Alliant Techsystems, Inc., Convertible Bonds	2.750%	2/15/24	BB-	741,813
1,700	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	1,793,500
3,150	Total Aerospace & Defense				3,387,313
	Airlines – 0.4%
3,375	JetBlue Airways Corporation	3.750%	3/15/35	CCC	3,370,781
790	JetBlue Airways Corporation	6.750%	10/15/39	CCC	1,087,238
4,165	Total Airlines				4,458,019
	Auto Components – 0.1%
700	BorgWarner Inc.	3.500%	4/15/12	BBB	886,375
	Beverages – 0.1%
900	Molson Coors Brewing Company, Senior Convertible Notes	2.500%	7/30/13	BBB-	999,000
	Biotechnology – 0.5%
925	Amgen Inc., 144A	0.125%	2/01/11	A+	918,063
2,950	Amgen Inc.	0.125%	2/01/11	A+	2,927,875
1,825	Amgen Inc.	0.375%	2/01/13	A+	1,845,531
600	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B-	644,250
250	Invitrogen Corporation, Convertible Bond	2.000%	8/01/23	BB+	385,938
6,550	Total Biotechnology				6,721,657
	Capital Markets – 0.1%
600	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB-	594,750
400	BlackRock Inc.	2.625%	2/15/35	A+	935,000
1,000	Total Capital Markets				1,529,750
	Commercial Banks – 0.2%
850	National City Corporation, Convertible Senior Notes	4.000%	2/01/11	A	870,188
450	SVB Financial Group, Convertible Bond, 144A	3.875%	4/15/11	A3	472,500
1,150	U.S. Bancorp, Convertible Bonds, Floating Rate	0.000%	12/11/35	Aa3	1,134,188
2,450	Total Commercial Banks				2,476,876

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Commercial Services & Supplies – 0.2%
$700	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	$810,250
600	Covanta Holding Corporation, Convertible Bonds	1.000%	2/01/27	Ba3	563,250
600	Universal City Development Partners, 144A	8.875%	11/15/15	B3	590,250
1,900	Total Commercial Services & Supplies				1,963,750
	Communications Equipment – 0.3%
600	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	456,000
950	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B	554,563
450	CommScope Inc.	3.250%	7/01/15	B	534,938
1,050	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	900,375
600	Lucent Technologies Inc.	2.875%	6/15/23	B1	597,750
3,650	Total Communications Equipment				3,043,626
	Computers & Peripherals – 0.5%
1,400	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A-	1,708,000
700	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A-	879,375
700	EMC Corporation, Convertible Bonds	1.750%	12/01/11	A-	854,000
1,200	EMC Corporation, Convertible Bonds	1.750%	12/01/13	A-	1,507,500
400	Maxtor Corporation, Convertible Bonds	2.375%	8/15/12	B	474,000
1,250	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	B	1,048,438
5,650	Total Computers & Peripherals				6,471,313
	Construction & Engineering – 0.0%
250	Fluor Corporation, Convertible Bonds	1.500%	2/15/24	A3	405,625
	Consumer Finance – 0.0%
350	Americredit Corporation	0.750%	9/15/11	B-	325,063
	Diversified Financial Services – 0.1%
1,000	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	Baa3	942,500
	Diversified Telecommunication Services – 0.2%
2,050	Qwest Communications International Inc.	3.500%	11/15/25	B+	2,137,125
700	Time Warner Telecom Inc., Convertible Bond	2.375%	4/01/26	B-	774,375
2,750	Total Diversified Telecommunication Services				2,911,500
	Electrical Equipment – 0.1%
300	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	Ba3	263,250
462	General Cable Corporation, Convertible Bonds	4.500%	11/15/29	B	477,593
550	Roper Industries Inc.	0.000%	1/15/34	BB+	360,938
1,312	Total Electrical Equipment				1,101,781
	Electronic Equipment & Instruments – 0.2%
600	Anixter International Inc., Convertible Bond	0.000%	7/07/33	BB-	444,750
500	Itron Inc.	2.500%	8/01/26	B-	626,250
900	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB-	974,250
2,000	Total Electronic Equipment & Instruments				2,045,250
	Energy Equipment & Services – 1.0%
450	Exterran Holdings Inc., Convertible Bond	4.250%	6/15/14	BB	528,750
1,200	Nabors Industries Inc. Convertible Bond Series 144A	0.940%	5/15/11	BBB+	1,179,000
1,300	Nabors Industries Inc. Convertible Bond	0.940%	5/15/11	BBB+	1,277,250
500	Schlumberger Limited	2.125%	6/01/23	A+	818,750
450	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	414,563
1,600	Transocean Inc., Convertible Bond	1.625%	12/15/37	BBB+	1,592,000
2,800	Transocean Inc., Series B	1.500%	12/15/37	BBB+	2,716,000
2,975	Transocean Inc., Series C	1.500%	12/15/37	BBB+	2,878,313
11,275	Total Energy Equipment & Services				11,404,626

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Food Products – 0.2%
$400	Archer Daniels Midland Company, Convertible Bonds, 144A	0.875%	2/15/14	A	$421,000
1,000	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	1,052,500
450	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B	476,438
250	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B-	247,188
700	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB	724,500
2,800	Total Food Products				2,921,626
	Health Care Equipment & Supplies – 0.8%
200	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	230,000
700	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	805,000
3,000	Hologic Inc.	2.000%	12/15/37	BB-	2,576,250
300	Invacare Corporation, Convertible Bond	4.125%	2/01/27	B-	344,625
300	Inverness Medical Innovation Inc., Convertible Bonds	3.000%	5/15/16	B-	345,750
850	Kinetic Concepts Inc., Convertible Bond, 144A	3.250%	4/15/15	B+	843,625
1,650	Medtronic, Inc., Convertible Bond	1.500%	4/15/11	AA-	1,683,000
2,750	Medtronic, Inc., Convertible Bond	1.625%	4/15/13	AA-	2,884,063
9,750	Total Health Care Equipment & Supplies				9,712,313
	Health Care Providers & Services – 0.4%
550	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	BB	530,750
450	LifePoint Hospitals, Inc., Convertible Bonds	3.250%	8/15/25	B1	416,813
1,175	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	1,100,094
3,715	Omnicare, Inc.	3.250%	12/15/35	B+	3,041,656
400	PSS World Medical Inc. Convertible Note, 144A	3.125%	8/01/14	BB	489,500
6,290	Total Health Care Providers & Services				5,578,813
	Hotels, Restaurants & Leisure – 0.2%
1,000	Carnival Corporation	2.000%	4/15/21	A3	1,036,250
900	International Game Technology	3.250%	5/01/14	BBB	1,101,375
1,900	Total Hotels, Restaurants & Leisure				2,137,625
	Household Durables – 0.1%
850	D.R. Horton, Inc.	2.000%	5/15/14	BB-	945,625
450	Newell Rubbermaid Inc.	5.500%	3/15/14	BBB-	852,188
1,300	Total Household Durables				1,797,813
	Independent Power Producers & Energy Traders – 0.0%
450	Allegheny Technologies Inc., Convetible Bond	4.250%	6/01/14	BBB-	618,188
	Insurance – 0.0%
400	Old Republic International Corporation	8.000%	5/15/12	A3	452,500
	Internet & Catalog Retail – 0.2%
50	Priceline.com Inc., Convertible Bond	0.500%	9/30/11	BB	270,750
250	Priceline.com Inc., Convertible Bond	0.750%	9/30/13	BB	1,354,375
50	Priceline.com Inc., Convertible Bond	2.250%	1/15/25	BB	288,188
350	Total Internet & Catalog Retail				1,913,313
	Internet Software & Services – 0.1%
450	Equinix Inc., Convertible Bond	3.000%	10/15/14	B-	524,250
550	Equinix Inc.	4.750%	6/15/16	B-	811,250
1,000	Total Internet Software & Services				1,335,500
	IT Services – 0.0%
450	Verifone Holdings Inc.	1.375%	6/15/12	B-	397,125
	Leisure Equipment & Products – 0.1%
650	Hasbro Inc.	2.750%	12/01/21	BBB	973,375

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Life Sciences Tools & Services – 0.2%
$550	Apogent Technologies, Inc., Convertible Bonds	0.000%	12/15/33	A-	$898,590
550	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	537,625
450	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BB+	522,000
500	Invitrogen Corporation, Convertible Bond	3.250%	6/15/25	BB+	592,500
2,050	Total Life Sciences Tools & Services				2,550,715
	Machinery – 0.1%
450	Ingersoll Rand	4.500%	4/15/12	BBB+	925,875
250	Terex Corporation	4.000%	6/01/15	B	361,875
700	Total Machinery				1,287,750
	Media – 0.3%
600	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	Ba3	599,250
1,200	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB-	621,000
2,550	Liberty Media Corporation	3.125%	3/30/23	BB-	2,578,688
500	Omnicom Group, Inc.	0.000%	7/01/38	A-	493,750
4,850	Total Media				4,292,688
	Metals & Mining – 0.7%
650	Alcoa Inc., Convertible Bond	5.250%	3/15/14	Baa3	1,689,188
3,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	2,032,500
250	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	310,938
650	Newmont Mining Corporation, 144A	1.625%	7/15/17	BBB+	808,438
900	Newmont Mining Corporation	1.250%	7/15/14	BBB+	1,127,250
350	Steel Dynamics, Inc.	5.125%	6/15/14	BB+	444,938
950	United States Steel Corporation	4.000%	5/15/14	BB	1,784,813
6,750	Total Metals & Mining				8,198,065
	Multiline Retail – 0.0%
450	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B-	374,063
	Oil, Gas & Consumable Fuels – 0.6%
500	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	BB	567,500
600	Chesapeake Energy Corporation, Convertible Bonds	2.750%	11/15/35	BB	587,250
1,100	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	990,000
1,600	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	1,218,000
1,000	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB-	878,750
900	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	913,500
450	Penn Virginia Corporation	4.500%	11/15/12	B	428,625
700	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	755,125
1,550	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	1,015,250
550	Western Refining Inc., Convertible Bond	5.750%	6/15/14	B-	437,938
8,950	Total Oil, Gas & Consumable Fuels				7,791,938
	Pharmaceuticals – 0.5%
475	Allergan Inc., Convertible Bond	1.500%	4/01/26	A	549,219
750	King Pharmaceuticals Inc., Convertible Bonds	1.250%	4/01/26	BB	698,438
750	Mylan Labs, Inc., Convertible Bonds	1.250%	3/15/12	BB-	781,875
850	Mylan Labs, Inc., Convertible Bonds	3.750%	9/15/15	BB-	1,312,188
1,300	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	BBB+	1,608,750
417	Teva Pharmaceutical Finance, Series B	0.250%	2/01/24	BBB+	681,795
400	Valeant Pharmaceuticals International Convertible Bond	4.000%	11/15/13	B-	480,000
4,942	Total Pharmaceuticals				6,112,265
	Real Estate – 0.9%
600	Boston Properties Limited Partnership, Convertible Bonds	2.875%	2/15/37	A2	591,750
1,700	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A-	1,693,625
1,250	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A-	1,232,813
300	Brandywine Operating Partnership, Convertible Bonds	3.875%	10/15/26	BBB-	295,875

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Real Estate (continued)
$450	Duke Realty Corporation, Series D, 144A	3.750%	12/01/11	BBB	$444,375
600	ERP Operating LP	3.850%	8/15/26	BBB+	594,000
250	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	277,813
300	Health Care REIT, Inc., Convertible Bonds	4.750%	7/15/27	Baa2	336,375
450	Hospitality Properties Trust, Convertible Bonds	3.800%	3/15/27	BBB	441,563
400	Host Hotels & Resorts Inc, Convertible Bonds, 144A	2.625%	4/15/27	BB+	377,000
350	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	BB+	351,750
350	Prologis Trust, Convertible Bonds, 144A	2.250%	4/01/37	BBB-	326,375
2,050	Prologis Trust, Convertible Bonds	2.250%	4/01/37	BBB-	1,911,625
400	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB	427,000
250	Ventas Inc., Convertible Bond, 144A	3.875%	11/15/11	BBB-	280,312
950	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	1,044,999
10,650	Total Real Estate				10,627,250
	Semiconductors & Equipment – 1.1%
2,350	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B-	2,126,749
924	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B-	915,914
1,875	Conexant Systems Inc., Convertible Bonds	4.000%	3/01/26	N/R	1,727,343
1,650	Intel Corporation, Convertible Bond	2.950%	12/15/35	A-	1,600,499
2,350	Intel Corporation, Convertible Bond	3.250%	8/01/39	A2	2,711,312
2,300	Micron Technology, Inc.	1.875%	6/01/14	B-	2,225,249
1,000	ON Semiconductor Corporation	2.625%	12/15/26	B+	1,116,249
450	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	418,499
650	Xilinx Inc., Convertible Bond	3.125%	3/15/37	BB	604,499
13,549	Total Semiconductors & Equipment				13,446,313
	Software – 0.0%
450	Nuance Communications Inc.	2.750%	8/15/27	B-	483,749
	Specialty Retail – 0.1%
700	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	753,374
600	United Auto Group, Inc., Convertible Bonds	3.500%	4/01/26	B-	608,249
1,300	Total Specialty Retail				1,361,623
	Textiles, Apparel & Luxury Goods – 0.1%
800	Iconix Brand Group, Inc., Convertible Notes, 144A	1.875%	6/30/12	B	718,999
250	Liz Claiborne Inc., Convertible Bond	6.000%	6/15/14	B-	450,312
1,050	Total Textiles, Apparel & Luxury Goods				1,169,311
	Trading Companies & Distributors – 0.0%
536	WESCO International Inc., Convertible Bond	6.000%	9/15/29	B	656,599
	Wireless Telecommunication Services – 0.1%
650	Liberty Media Corporation Convertible Bonds	3.750%	2/15/30	BB-	328,249
1,341	NII Holdings Inc.	3.125%	6/15/12	B-	1,237,072
1,991	Total Wireless Telecommunication Services				1,565,321
$132,610	Total Convertible Bonds (cost $127,809,380)				138,829,865

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 10.3% (7.8% of Total Investments)
	Aerospace & Defense – 0.3%
$1,200	Hawker Beechcraft Acquisition Company	8.500%	4/01/15	CCC-	$852,000
1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	965,000
1,800	Vought Aircraft Industries Inc.	8.000%	7/15/11	B3	1,784,250
4,000	Total Aerospace & Defense				3,601,250

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Auto Components – 0.0%
$600	TRW Automotive Inc., 144A	8.875%	12/01/17	B-	$627,000
	Chemicals – 0.5%
1,800	Hexion US Finance Corporation	9.750%	11/15/14	Caa1	1,773,000
1,000	Momentive Performance Materials	9.750%	12/01/14	Caa2	967,500
1,200	NOVA Chemicals Corporation, 144A	8.625%	11/01/19	B+	1,227,000
2,100	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B-	2,131,500
6,100	Total Chemicals				6,099,000
	Commercial Services & Supplies – 0.2%
1,200	McJunkin Red Man Corporation, 144A	9.500%	12/15/16	B	1,179,000
1,200	Ticketmaster	10.750%	8/01/16	BB-	1,299,000
2,400	Total Commercial Services & Supplies				2,478,000
	Construction Materials – 0.1%
1,200	Headwaters Inc., 144A	11.375%	11/01/14	B+	1,257,000
	Containers & Packaging – 0.2%
1,500	Graham Packaging Company LP, GPC Capital Corporation I, 144A	8.250%	1/01/17	CCC+	1,488,750
500	Owens-Brockway Glass Containers	7.375%	5/15/16	BB	518,750
2,000	Total Containers & Packaging				2,007,500
	Diversified Telecommunication Services – 0.4%
600	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	609,000
2,350	Cincinnati Bell Inc.	8.250%	10/15/17	Ba3	2,397,000
1,500	IntelSat Corporation	9.250%	8/15/14	BB-	1,548,750
1,200	Windstream Corporation, 144A	7.875%	11/01/17	BB-	1,191,000
5,650	Total Diversified Telecommunication Services				5,745,750
	Electric Utilities – 0.1%
1,000	Sierra Pacific Resources, Series 2006	6.750%	8/15/17	BB	979,285
	Energy Equipment & Services – 0.2%
1,200	Hercules Offshore LLC, 144A	10.500%	10/15/17	B	1,272,000
1,000	Pride International Inc.	7.375%	7/15/14	BBB-	1,037,500
2,200	Total Energy Equipment & Services				2,309,500
	Food & Staples Retailing – 0.2%
2,000	Stater Brothers Holdings Inc.	8.125%	6/15/12	B+	2,030,000
	Food Products – 0.4%
1,200	Dole Foods Company, 144A	8.000%	10/01/16	B+	1,224,000
2,700	Dole Foods Company	8.750%	7/15/13	B-	2,781,000
600	Tops Markets, 144A	10.125%	10/15/15	B	621,000
4,500	Total Food Products				4,626,000
	Health Care Equipment & Supplies – 0.4%
500	Biomet Inc.	10.000%	10/15/17	B-	545,625
4,050	Select Medical Corporation	7.625%	2/01/15	B-	3,948,750
4,550	Total Health Care Equipment & Supplies				4,494,375
	Health Care Providers & Services – 0.7%
2,000	Community Health Systems, Inc.	8.875%	7/15/15	B	2,075,000
2,000	HCA Inc., 144A	8.500%	4/15/19	BB	2,165,000
1,000	HCA Inc.	9.250%	11/15/16	BB-	1,076,250
2,100	HealthSouth Corporation	8.125%	2/15/20	CCC+	2,079,000
1,800	Select Medical Corporation	6.428%	9/15/15	CCC+	1,674,000
8,900	Total Health Care Providers & Services				9,069,250

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Hotels, Restaurants & Leisure – 0.7%
$1,875	Boyd Gaming Corporation	7.750%	12/15/12	B+	$1,905,469
500	Harrahs Operating Company Escrow	11.250%	6/01/17	B-	525,625
900	Landry's Restaurants Inc., 144A	11.625%	12/01/15	B	958,500
1,000	MGM Mirage Inc.	8.375%	2/01/11	CCC-	952,500
600	Peninsula Gaming LLC	8.375%	8/15/15	BB	601,500
600	Penn National Gaming Inc., 144A	8.750%	8/15/19	BB-	616,500
1,292	Pinnacle Entertainment Inc.	8.250%	3/15/12	B	1,298,460
1,750	Seminole Hard Rock Entertainment, Inc., 144A	2.757%	3/15/14	BB	1,450,313
8,517	Total Hotels, Restaurants & Leisure				8,308,867
	Independent Power Producers & Energy Traders – 0.1%
900	Dynegy Holdings, Inc., Term Loan	8.375%	5/01/16	B	859,500
1,000	NRG Energy Inc.	7.375%	1/15/17	BB-	1,005,000
1,900	Total Independent Power Producers & Energy Traders				1,864,500
	Internet Software & Services – 0.1%
2,000	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	1,547,500
	IT Services – 0.6%
2,950	First Data Corporation	9.875%	9/24/15	B-	2,765,625
1,950	Global Cash Access LLC	8.750%	3/15/12	B	1,952,438
2,250	Sungard Data Systems Inc.	9.125%	8/15/13	B	2,317,500
7,150	Total IT Services				7,035,563
	Machinery – 0.2%
3,000	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	2,493,750
	Media – 0.9%
5,450	Allbritton Communications Company, Series B	7.750%	12/15/12	B-	5,388,688
2,000	AMC Entertainment Inc.	8.000%	3/01/14	CCC+	1,920,000
1,500	Clear Channel Communications, Inc.	6.250%	3/15/11	CCC-	1,411,875
1,050	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	829,500
450	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	465,750
2,198	Dex Media West LLC, (15)	9.875%	8/15/13	D	697,865
4,000	Medianews Group Inc., (15)	6.375%	4/01/14	CC	10,400
3,500	Young Broadcasting Inc., (10)	10.000%	3/01/11	D	12,250
2,000	Young Broadcasting Inc., (10)	8.750%	1/15/14	D	7,000
22,148	Total Media				10,743,328
	Metals & Mining – 0.5%
900	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	892,125
5,200	MagIndustries Corporation, (11)	11.000%	12/14/12	N/R	4,706,000
500	Teck Resources Limited	9.750%	5/15/14	BB+	579,375
6,600	Total Metals & Mining				6,177,500
	Multiline Retail – 0.3%
2,650	Neiman Marcus Group Inc.	10.375%	10/15/15	CCC+	2,610,250
1,500	Toys R Us Property Company II LLC, 144A	8.500%	12/01/17	Ba2	1,533,750
4,150	Total Multiline Retail				4,144,000
	Multi-Utilities – 0.1%
1,200	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC	1,113,000
500	Northwestern Corporation	5.875%	11/01/14	A-	519,185
1,700	Total Multi-Utilities				1,632,185
	Oil, Gas & Consumable Fuels – 0.4%
600	Chaparral Energy Inc.	8.500%	12/01/15	CCC+	532,500
2,000	Premcor Refining Group Inc.	7.500%	6/15/15	BBB	1,987,485
1,800	Western Refining Inc.	11.250%	6/15/17	BB-	1,638,000
1,500	Whiting Petroleum Corporation	7.000%	2/01/14	BB	1,513,125
5,900	Total Oil, Gas & Consumable Fuels				5,671,110

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Paper & Forest Products – 0.2%
$1,200	Georgia-Pacific Corporation	8.125%	5/15/11	BB	$1,266,000
1,000	Georgia-Pacific Corporation	7.700%	6/15/15	BB	1,055,000
2,200	Total Paper & Forest Products				2,321,000
	Personal Products – 0.2%
1,600	Prestige Brands Inc.	9.250%	4/15/12	B	1,630,000
600	Revlon Consumer Products	9.750%	11/15/15	B-	622,500
2,200	Total Personal Products				2,252,500
	Real Estate – 0.2%
2,350	FelCor Lodging LP., 144A	10.000%	10/01/14	B2	2,382,313
	Real Estate Management & Development – 0.0%
600	Realogy Corporation	10.500%	4/15/14	Ca	522,000
	Semiconductors & Equipment – 0.2%
755	Avago Technologies Finance Pte Limited	11.875%	12/01/15	Ba3	835,218
337	NXP BV, 144A	10.000%	7/15/13	B-	347,952
1,200	Spansion LLC, 144A, (16)	3.394%	6/01/13	D	1,218,000
2,292	Total Semiconductors & Equipment				2,401,170
	Software – 0.3%
600	Telcordia Technologies, Inc., 144A	10.000%	3/15/13	CCC+	537,000
3,250	Telcordia Technologies, Inc.	4.003%	7/15/12	B	2,994,062
3,850	Total Software				3,531,062
	Specialty Retail – 0.6%
1,350	Claires Stores, Inc.	9.250%	6/01/15	CCC+	1,154,250
1,200	Michael's Stores	11.375%	11/01/16	CCC	1,269,000
4,825	Warnaco Inc., Senior Notes	8.875%	6/15/13	BB+	4,963,719
7,375	Total Specialty Retail				7,386,969
	Textiles, Apparel & Luxury Goods – 0.5%
600	Hanesbrands Inc.	8.000%	12/15/16	B+	614,250
4,000	Jostens IH Corporation	7.625%	10/01/12	BB-	4,040,000
1,800	Quiksilver Inc.	6.875%	4/15/15	CCC	1,485,000
6,400	Total Textiles, Apparel & Luxury Goods				6,139,250
	Wireless Telecommunication Services – 0.5%
1,500	IPCS, Inc.	2.406%	5/01/13	BB	1,410,000
3,550	Sprint Nextel Corporation	8.375%	8/15/17	BB	3,638,750
750	Syniverse Technologies Inc., Series B	7.750%	8/15/13	B	749,062
5,800	Total Wireless Telecommunication Services				5,797,812
$141,232	Total Corporate Bonds (cost $133,737,494)				127,676,289

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 22.4% (17.0% of Total Investments)
	Capital Markets – 0.2%
2,200	MUFG Capital Finance	4.850%	7/25/56	A2	$2,507,279
	Commercial Banks – 11.9%
39,700	AgFirst Farm Credit Bank	7.300%	12/15/53	A	28,892,469
2,720	Banco Santander Finance	10.500%	9/29/49	A2	3,016,918
13,400	Barclays Bank PLC, 144A	8.550%	6/15/15	BBB+	12,462,000
6,000	Barclays Bank PLC, 144A	7.434%	12/15/57	BBB+	5,550,000
1,000	Barclays Bank PLC	6.278%	12/15/34	BBB+	755,000

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Commercial Banks (continued)
1,750	BBVA International Unipersonal	5.919%	4/18/58	A2	$1,410,715
4,100	BNP Paribas, 144A	7.195%	12/25/57	A	3,813,000
1,420	Credit Agricole, S.A, 144A	6.637%	5/30/49	Aa3	1,171,500
900	Credit Agricole, S.A	9.750%	12/26/54	Aa3	956,250
5,750	First Empire Capital Trust I	8.234%	2/01/27	Baa1	5,155,318
3,500	First Union Capital Trust II, Series A	7.950%	11/15/29	A-	3,409,021
4,800	Fulton Capital Trust I	6.290%	2/01/36	Baa2	3,032,890
1,300	HSBC America Capital Trust I, 144A	7.808%	12/15/26	A2	1,283,750
9,300	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	11,322,750
4,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	3,362,956
7,800	LBG Capital I PLC	8.000%	6/15/20	B+	6,045,000
10,000	North Fork Capital Trust II	8.000%	12/15/27	Baa2	9,130,000
6,000	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A1	5,262,186
14,240	Rabobank Nederland, 144A	11.000%	12/31/49	Aa2	17,410,394
2,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	1,471,674
3,100	Standard Chartered PLC, 144A	6.409%	1/30/17	BBB	2,463,824
6,500	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	5,596,091
15,290	Unicredito Italiano Capital Trust, 144A	9.200%	4/05/51	A2	14,372,600
600	Union Bank of Norway	7.068%	11/19/49	A2	838,635
	Total Commercial Banks				148,184,941
	Diversified Financial Services – 1.1%
8	AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	254,775
7,870	Bank One Capital III	8.750%	9/01/30	A2	8,879,241
4,300	JPM Chase Capital XXV	6.800%	10/01/37	A2	4,285,556
	Total Diversified Financial Services				13,419,572
	Diversified Telecommunication Services – 1.6%
19	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB	19,437,750
	Electric Utilities – 0.4%
5,000	Dominion Resources Inc.	7.500%	6/30/66	BBB	4,856,100
	Insurance – 6.4%
2,000	Allstate Corporation	0.000%	5/15/57	Baa1	1,740,000
4,000	AXA S.A., 144A	6.463%	12/14/18	BBB+	3,140,000
1,000	AXA S.A., 144A	6.379%	12/14/36	BBB+	810,000
4,000	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	Baa1	2,980,000
750	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/46	A-	667,500
6,000	Hartford Financial Services Group Inc.	8.125%	6/15/18	BB+	5,820,000
3,500	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	2,922,500
4,000	National Financial Services Inc.	6.750%	5/15/37	Baa2	3,127,008
1,550	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	982,306
7,600	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	6,043,816
21,500	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	18,275,000
2,700	Progressive Corporation	6.700%	6/15/67	A2	2,392,508
5,100	Prudential Financial Inc.	8.875%	6/15/18	BBB+	5,457,000
10,000	Prudential PLC	6.500%	6/29/49	A-	8,200,000
22,200	XL Capital, Limited	6.500%	10/15/57	BBB-	16,983,000
	Total Insurance				79,540,638
	Real Estate – 0.2%
3	Sovereign Real Estate Investment Trust, 144A	12.000%	10/31/50	BBB+	2,921,749
	Road & Rail – 0.6%
7,600	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB-	7,314,172
	Total Capital Preferred Securities (cost $314,565,399)				278,182,201

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Investment Companies – 1.9% (1.4% of Total Investments)
682,749	Blackrock Preferred Income Strategies Fund	$6,411,013
49,293	Blackrock Preferred Opportunity Trust	506,239
679,959	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.	9,499,027
469,287	John Hancock Preferred Income Fund III	7,081,541
	Total Investment Companies (cost $37,452,153)	23,497,820
Shares	Description (1)	Value
	Warrants – 0.0% (0.0% of Total Investments)
383,295	Endeavor Financial Corporation, 144A	285,863
2,330	Woodside Petroleum Limited, (11)	9,918
	Total Warrants (cost $50,128)	295,781

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.3% (1.7% of Total Investments)
$28,589	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $28,589,311, collateralized by: $21,475,000 U.S. Treasury Notes, 0.875%, due 1/31/11, value $21,609,219, and $7,525,000 U.S. Treasury Notes, 0.875%, due 3/31/11, value $7,553,219	0.000%	1/04/10	$28,589,311
$28,589	Total Short-Term Investments (cost $28,589,311)			28,589,311
	Total Investments (cost $1,713,115,526) – 131.9%			1,639,515,775

Shares	Description (1)	Value
	Common Stocks Sold Short – (0.7)%
	Chemicals – (0.1)%
(15,600)	Sigma-Aldrich Corporation	$(788,268)
	Diversified Consumer Services – (0.1)%
(5,550)	Strayer Education Inc.	(1,179,320)
	Food Products – (0.0)%
(4,200)	Green Mountain Coffee Inc., (2)	(342,174)
	Health Care Equipment & Supplies – (0.1)%
(20,600)	C. R. Bard, Inc.	(1,604,740)
	Hotels, Restaurants & Leisure – (0.1)%
(10,500)	P.F. Changs China Bistro, Inc., (2)	(398,055)
(9,400)	WMS Industries Inc., (2)	(376,000)
	Total Hotels, Restaurants & Leisure	(774,055)
	Internet & Catalog Retail – (0.1)%
(4,100)	Amazon.com, Inc., (2)	(551,532)
	Specialty Retail – (0.2)%
(15,200)	AutoZone, Inc., (2)	(2,402,664)
(12,700)	Urban Outfitters, Inc., (2)	(444,373)
	Total Specialty Retail	(2,847,037)
	Total Common Stocks Sold Short (proceeds $7,755,849)	(8,087,126)

Nuveen Investments

Number of Contracts	Type	Notional Amount (12)	Expiration Date	Strike Price	Value
	Call Options Written – (0.7)%
(590)	Aetna Inc.	$(1,593,000)	1/16/10	$27.0	$(283,200)
(888)	AngloGold Ashanti Limited	(3,108,000)	1/16/10	35.0	(475,080)
(2,280)	Arch Coal Inc.	(3,648,000)	1/16/10	16.0	(1,436,400)
(223)	Barrick Gold Corporation	(802,800)	1/16/10	36.0	(82,510)
(734)	Barrick Gold Corporation	(3,670,000)	1/16/10	50.0	(734)
(1,537)	BJ Services Company	(2,305,500)	1/16/10	15.0	(561,005)
(417)	BP PLC	(2,502,000)	1/16/10	60.0	(9,591)
(426)	Cameco Corporation	(1,278,000)	1/16/10	30.0	(101,175)
(111)	Chevron Corporation	(943,500)	1/16/10	85.0	(277)
(112)	Chevron Corporation	(1,120,000)	1/16/10	100.0	(224)
(1,380)	Deutsche Telekom AG	(1,725,000)	1/16/10	12.5	(307,050)
(1,552)	eBay Inc.	(3,104,000)	1/16/10	20.0	(550,960)
(825)	Gold Fields Limited	(1,031,250)	1/16/10	12.5	(70,125)
(430)	Health Net Inc.	(860,000)	1/16/10	20.0	(146,200)
(900)	Ivanhoe Mines Ltd.	(675,000)	1/16/10	7.5	(643,500)
(1,910)	Korea Electric Power Corporation	(2,387,500)	3/20/10	12.5	(420,200)
(400)	Loews Corporation	(1,200,000)	1/16/10	30.0	(256,000)
(54)	Newmont Mining Corporation	(243,000)	1/16/10	45.0	(15,471)
(798)	Newmont Mining Corporation	(4,389,000)	1/16/10	55.0	(5,985)
(288)	Nippon Telegraph & Telephone Corporation	(576,000)	3/20/10	20.0	(18,720)
(1,098)	Nippon Telegraph & Telephone Corporation	(2,470,500)	3/20/10	22.5	(21,960)
(2,210)	Nippon Telegraph & Telephone Corporation	(4,420,000)	6/19/10	20.0	(204,425)
(2,060)	Pfizer Inc.	(3,090,000)	1/16/10	15.0	(664,350)
(3)	Royal Dutch Shell PLC	(15,000)	1/16/10	50.0	(3,060)
(288)	Royal Dutch Shell PLC	(1,584,000)	1/16/10	55.0	(152,640)
(450)	Sanofi-Aventis	(1,575,000)	1/16/10	35.0	(193,500)
(866)	Smithfield Foods, Inc.	(1,082,500)	1/16/10	12.5	(235,985)
(1,733)	Smithfield Foods, Inc.	(3,032,750)	1/16/10	17.5	(12,998)
(530)	Tech Data Corporation	(1,590,000)	1/16/10	30.0	(885,100)
(1,150)	Tesoro Corporation	(1,610,000)	1/16/10	14.0	(23,000)
(2,580)	Tyson Foods, Inc.	(2,580,000)	1/16/10	10.0	(593,400)
(1,587)	UBS AG	(2,777,250)	1/16/10	17.5	(15,870)
(596)	Wal-Mart Stores, Inc.	(2,980,000)	1/16/10	50.0	(210,090)
(31,006)	Total Call Options Written (premiums received $5,757,622)	(65,968,550)			(8,600,785)
	Borrowings – (32.2)% (13), (14)				(400,000,000)
	Other Assets Less Liabilities – 1.7%				19,970,663
	Net Assets Applicable to Common Shares – 100%				$1,242,798,527

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2009

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged as collateral for call options written during and as of the end of the reporting period.

  (4)  Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (8)  Position, or portion of position, represents an unfunded Senior Loan Commitment outstanding at December 31, 2009.

  (9)  At or subsequent to December 31, 2009, this issue was under the protection of the Federal Bankruptcy Court.

  (10)  This issue is under protection of the Federal Bankruptcy Court. As a result, the Fund's Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

  (11)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

  (12)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (13)  Borrowings as a percentage of Total Investments is 24.4%.

  (14)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2009, investments with a value of $1,107,806,072 have been pledged as collateral for Borrowings.

  (15)  The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

  (16)  As of March 1, 2009, this issue is under protection of the Federal Bankruptcy Court (the "Bankruptcy Court"). As a result, the Fund's Adviser concluded that the issuer was not likely to meet its future interest payment obligations and directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records. On July 1, 2009, the Fund received its June 1, 2009, interest payment and subsequently received its September 1, 2009, interest payment as directed by the Bankruptcy Court's Final Order. As of September 2, 2009, the Fund ceased accruing additional income on this issue. On December 8, 2009, the Fund received its December 1, 2009, interest payment and resumed accruing interest on this issue.

  (17)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

  (18)  As of December 31, 2009, this issue is under protection of the Federal Bankruptcy Court. Subsequent to the reporting period, the Fund's Adviser concluded this issue was no longer likely to meet its future interest payment obligations and directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records. Also subsequent to the reporting period, the issue underwent reorganization and was renamed SuperMedia.

  N/A  Not applicable.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  SATURNS  Structured Asset Trust Unit Repackaging

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2009

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Assets
Investments, at value (cost $1,161,284,042 and $1,713,115,526, respectively)	$1,107,315,913	$1,639,515,775
Deposits with brokers for securities sold short and options written	7,223,933	9,475,108
Cash	578,421	—
Cash denominated in foreign currencies (cost $0 and $59,476, respectively)	—	58,275
Receivables:
Dividends	858,185	1,819,165
Interest	5,054,783	7,157,696
Investments sold	2,356,746	4,088,611
Reclaims	74,202	109,042
Other assets	157,163	202,396
Total assets	1,123,619,346	1,662,426,068
Liabilities
Borrowings	270,000,000	400,000,000
Cash overdraft	—	40,037
Cash overdraft denominated in foreign currencies (cost $2,848 and $0, respectively)	2,868	—
Securities sold short, at value (proceeds $5,253,474 and $7,755,849, respectively)	5,477,522	8,087,126
Call options written, at value (premiums received $3,657,228 and $5,757,622, respectively)	5,657,335	8,600,785
Payable for investments purchased	1,551,620	1,375,394
Accrued expenses:
Interest on borrowings	27,014	40,021
Management fees	666,718	967,631
Other	389,857	516,547
Total liabilities	283,772,934	419,627,541
Net assets applicable to Common shares	$839,846,412	$1,242,798,527
Common shares outstanding	98,076,878	138,076,225
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$8.56	$9.00
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$980,769	$1,380,762
Paid-in surplus	1,338,751,646	1,912,798,305
Undistributed (Over-distribution of) net investment income	(15,289,950)	(26,017,406)
Accumulated net realized gain (loss) from investments, foreign currency, options written and derivative transactions	(428,401,924)	(568,585,489)
Net unrealized appreciation (depreciation) of investments, foreign currency, options written and derivative transactions	(56,194,129)	(76,777,645)
Net assets applicable to Common shares	$839,846,412	$1,242,798,527
Authorized shares:
Common	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2009

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Investment Income
Dividends (net of foreign tax withheld of $268,225 and $398,067, respectively)	$33,904,058	$48,842,485
Interest	30,359,913	47,584,907
Total investment income	64,263,971	96,427,392
Expenses
Management fees	7,953,734	11,578,244
Dividend expense on securities sold short	20,524	29,994
FundPreferred shares – auction fees	141,735	195,954
FundPreferred shares – dividend disbursing agent fees	47,359	35,618
Shareholders' servicing agent fees and expenses	6,786	8,712
Interest expense on borrowings	3,018,793	4,124,736
Custodian's fees and expenses	284,195	368,858
Trustees' fees and expenses	27,201	40,162
Professional fees	110,777	151,455
Shareholders' reports – printing and mailing expenses	230,180	343,632
Stock exchange listing fees	34,092	47,923
Investor relations expense	157,889	197,930
Other expenses	82,612	136,965
Total expenses before custodian fee credit and expense reimbursement	12,115,877	17,260,183
Custodian fee credit	(41)	(45)
Expense reimbursement	(1,584,594)	(2,575,870)
Net expenses	10,531,242	14,684,268
Net investment income	53,732,729	81,743,124
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(148,673,757)	(224,800,478)
Interest rate swaps	(170,494)	(231,988)
Options written	8,437,654	12,008,939
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	449,586,142	644,807,303
Interest rate swaps	164,738	224,156
Options written	(8,842,570)	(12,574,727)
Net realized and unrealized gain (loss)	300,501,713	419,433,205
Distributions to FundPreferred Shareholders
From net investment income	(272,564)	(376,424)
Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(272,564)	(376,424)
Net increase (decrease) in net assets applicable to Common shares from operations	$353,961,878	$500,799,905

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Operations
Net investment income	$53,732,729	$85,031,178	$81,743,124	$120,527,947
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(148,673,757)	(294,158,827)	(224,800,478)	(359,847,633)
Futures contracts	—	120,926	—	164,214
Interest rate swaps	(170,494)	(158,849)	(231,988)	(177,435)
Options written	8,437,654	7,409,398	12,008,939	10,084,230
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	449,586,142	(364,959,706)	644,807,303	(517,460,941)
Interest rate swaps	164,738	(750,783)	224,156	(1,069,643)
Options written	(8,842,570)	7,662,991	(12,574,727)	10,773,199
Distributions to FundPreferred shareholders:
From net investment income	(272,564)	(14,437,529)	(376,424)	(19,760,201)
Net increase (decrease) in net assets applicable to Common shares from operations	353,961,878	(574,241,201)	500,799,905	(756,766,263)
Distributions to Common Shareholders
From net investment income	(59,406,423)	(68,962,084)	(89,637,676)	(100,913,728)
Tax return of capital	(2,458,931)	(30,441,444)	(165,530)	(39,376,498)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(61,865,354)	(99,403,528)	(89,803,206)	(140,290,226)
Capital Share Transactions
Common shares repurchased	(8,947,761)	—	(11,667,571)	(426,558)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(8,947,761)	—	(11,667,571)	(426,558)
Net increase (decrease) in net assets applicable to Common shares	283,148,763	(673,644,729)	399,329,128	(897,483,047)
Net assets applicable to Common shares at the beginning of year	556,697,649	1,230,342,378	843,469,399	1,740,952,446
Net assets applicable to Common shares at the end of year	$839,846,412	$556,697,649	$1,242,798,527	$843,469,399
Undistributed (Over-distribution of) net investment income at the end of year	$(15,289,950)	$(10,834,261)	$(26,017,406)	$(19,517,521)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended December 31, 2009

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$353,961,878	$500,799,905
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments and securities sold short	(449,563,006)	(722,223,075)
Proceeds from sales and maturities of investments and securities sold short	455,716,509	742,314,473
Proceeds from (Purchases of) short-term investments, net	2,533,559	(8,890,395)
Proceeds from (Payments for) cash denominated in foreign currencies, net	1,256,652	1,409,471
Cash paid for terminated options written	(24,767)	(35,845)
Premiums received for options written	4,628,903	7,121,534
Proceeds from (Payments for) terminated interest rate swaps	(170,494)	(231,988)
Amortization (Accretion) of premiums and discounts, net	(2,508,634)	(3,633,689)
(Increase) Decrease in deposits with brokers for securities sold short and options written	89,963,907	92,079,318
(Increase) Decrease in receivable for dividends	181,145	(324,741)
(Increase) Decrease in receivable for interest	1,779,759	2,251,749
(Increase) Decrease in receivable for investments sold	5,298,265	3,092,651
(Increase) Decrease in receivable for reclaims	(25,879)	(40,872)
(Increase) Decrease in other assets	(21,070)	(12,620)
Increase (Decrease) in payable for investments purchased	(1,928,193)	(3,855,286)
Increase (Decrease) in payable for FundPreferred share dividends	(2,801)	(3,492)
Increase (Decrease) in accrued interest on borrowings	4,272	5,431
Increase (Decrease) in accrued management fees	186,679	276,576
Increase (Decrease) in accrued other liabilities	(267,802)	(712,031)
Net realized (gain) loss from investments, securities sold short and foreign currency	148,673,757	224,800,478
Net realized (gain) loss from interest rate swaps	170,494	231,988
Net realized (gain) loss from options written	(8,437,654)	(12,008,939)
Net realized (gain) loss from paydowns	(400,603)	(956,359)
Change in net unrealized (appreciation) depreciation of investments, securities sold short and foreign currency	(449,586,142)	(644,807,303)
Change in net unrealized (appreciation) depreciation of interest rate swaps	(164,738)	(224,156)
Change in net unrealized (appreciation) depreciation of options written	8,842,570	12,574,727
Net cash provided by (used in) operating activities	160,096,566	188,997,510
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	(1,612,898)	(2,001,733)
Increase (Decrease) in cash overdraft denominated in foreign currencies	2,868	—
Increase (Decrease) in borrowings	124,455,000	175,800,000
Increase (Decrease) in payable for FundPreferred shares noticed for redemption, at liquidation value	(92,900,000)	(95,525,000)
Increase (Decrease) in FundPreferred shares	(118,650,000)	(165,800,000)
Cash distributions paid to Common shareholders	(61,865,354)	(89,803,206)
Cost of Common shares repurchased	(8,947,761)	(11,667,571)
Net cash provided by (used in) financing activities	(159,518,145)	(188,997,510)
Net Increase (Decrease) in Cash	578,421	—
Cash at the beginning of year	—	—
Cash at the End of Year	$578,421	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings was $3,014,521 and $4,535,304 for Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide high current income by maintaining a portfolio exposure target of approximately 70% in income-oriented debt securities (preferred securities and fixed- and floating-rate debt including high yield debt and senior loans), and 30% in equities and equity-like securities (convertibles and domestic and international equities). The exact portfolio composition will vary over time as a result of market changes as well as Nuveen Asset Management's (the "Adviser"), a wholly-owned subsidiary of Nuveen Investment Inc. ("Nuveen"), view of the portfolio composition that best enables the Funds to achieve their investment objectives consistent with a strategic 70%/30% income/equity mix. Each Fund's secondary objective is total return.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices of fixed-income securities, senior loans and derivative instruments are provided by an independent pricing service approved by the Funds' Board of Trustees. The value of exchange-traded options are based on the last sale price, or in the absence of such a price, at the mean of the bid and asked price. Options traded in the over-the-counter (OTC) market are valued using market implied volatilities. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available, the pricing service or in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The senior loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2009, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had outstanding when-issued/delayed delivery purchase commitments of $1,515,399 and $1,375,394, respectively.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

The Funds make quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

FundPreferred Shares

During the fiscal year ended December 31, 2009, the Funds had outstanding auction rate preferred shares ("FundPreferred"), $25,000 stated liquidation value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

Nuveen Investments

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' Common share earnings likely have been lower than they otherwise might have been.

Effective May 1, 2009, auction participation fees with respect to auctions that had failed had been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants had signed new agreements incorporating this change.

During the fiscal years ended December 31, 2009 and December 31, 2008, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) redeemed all of their outstanding FundPreferred shares, at liquidation values of $708,000,000 and $965,000,000, respectively.

Short Sales

Each Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, each Fund has instructed the custodian to segregate assets of the Fund, which are then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. Each Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as "Dividend expense on securities sold short" on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency" on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. Each Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Each Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of "Net realized gain (loss) from investments, securities sold short and foreign currency" on the Statement of Operations.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions including foreign currency forward, futures, options and swap contracts. To the extent that each Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of "Net realized gain (loss) from investments, securities sold short and foreign currency" and "Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency" on the Statement of Operations, when applicable.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended December 31, 2009.

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period reflected on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2009, was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amount of interest rate swap contracts outstanding*	$14,200,000	$19,400,000

*   The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Funds were not invested in interest rate swaps at the end of the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage this and other possible risks. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When a written call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as "Net realized gain (loss) from options written" on the Statement of Operations. Each Fund, as a writer of an option, has no control over whether the underlying instrument may be sold

Nuveen Investments

(called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The Funds did not purchase call or put options during the fiscal year ended December 31, 2009. The average notional amount for options written during the fiscal year ended December 31, 2009, was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amounts:
Call options written	$(41,193,190)	$(60,963,770)
Put options written	—	(24,200	)*

*   The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in put options written at the end of the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In determining the value of the Funds' investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2009:

Multi-Strategy Income and Growth (JPC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$254,763,032	$46,711,684	$—	$301,474,716
Preferred Securities**	295,146,475	221,718,549	—	516,865,024
Variable Rate Senior Loan Interests	—	72,591,004	—	72,591,004
Convertible Bonds	—	98,779,769	—	98,779,769
Corporate Bonds	—	89,360,015	3,348,500	92,708,515
Investment Companies	11,413,264	—	—	11,413,264
Warrants	195,852	—	6,725	202,577
Short-Term Investments	13,281,044	—	—	13,281,044
Common Stocks Sold Short	(5,477,522)	—	—	(5,477,522)
Call Options Written	(5,657,335)	—	—	(5,657,335)
Total	$563,664,810	$529,161,021	$3,355,225	$1,096,181,056
Multi-Strategy Income and Growth 2 (JQC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$375,228,283	$68,802,686	$—	$444,030,969
Preferred Securities**	471,906,448	301,332,319	—	773,238,767
Variable Rate Senior Loan Interests	—	103,356,973	—	103,356,973
Convertible Bonds	—	138,829,865	—	138,829,865
Corporate Bonds	—	122,970,289	4,706,000	127,676,289
Investment Companies	23,497,820	—	—	23,497,820
Warrants	285,863	—	9,918	295,781
Short-Term Investments	28,589,311	—	—	28,589,311
Common Stocks Sold Short	(8,087,126)	—	—	(8,087,126)
Call Options Written	(8,600,785)	—	—	(8,600,785)
Total	$882,819,814	$735,292,132	$4,715,918	$1,622,827,864

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**  Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

Nuveen Investments

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Multi-Strategy Income and Growth (JPC)	Level 3 Corporate Bonds	Level 3 Warrants	Level 3 Total
Balance at beginning of year	$3,508,965	$—	$3,508,965
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	(209,497)	6,725	(202,772)
Net purchases at cost (sales at proceeds)	—	—	—
Net discounts (premiums)	49,032	—	49,032
Net transfers in to (out of) at end of period fair value	—	—	—
Balance at end of year	$3,348,500	$6,725	$3,355,225
Multi-Strategy Income and Growth 2 (JQC)	Level 3 Corporate Bonds	Level 3 Warrants	Level 3 Total
Balance at beginning of year	$4,931,519	$—	$4,931,519
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	(294,429)	9,918	(284,511)
Net purchases at cost (sales at proceeds)	—	—	—
Net discounts (premiums)	68,910	—	68,910
Net transfers in to (out of) at end of period fair value	—	—	—
Balance at end of year	$4,706,000	$9,918	$4,715,918

Multi-Strategy Income and Growth's (JPC) and Multi-Strategy Income and Growth 2's (JQC) "Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency" presented on the Statement of Operations includes $(202,772) and $(284,511), respectively, of net appreciation (depreciation) related to securities classified as Level 3 at period end.

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Multi-Strategy Income and Growth (JPC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$5,657,335

Multi-Strategy Income and Growth 2 (JQC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$8,600,785

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Interest Rate Swaps	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Interest Rate	$(170,494)	$(231,988)
Net Realized Gain (Loss) from Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$8,437,654	$12,008,939
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Interest Rate	$164,738	$224,156
Change in Net Unrealized Appreciation (Depreciation) of Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$(8,842,570)	$(12,574,727)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Common shares repurchased	(1,326,650)	—	(1,655,075)	(38,900)
Weighted average price per Common share repurchased	$6.72	—	$7.03	$10.95
Weighted average discount per Common share repurchased	16.86%	—	17.24%	12.44%

Nuveen Investments

FundPreferred Shares

Transactions in FundPreferred shares were as follows:

	Multi-Strategy Income and Growth (JPC)				Multi-Strategy Income and Growth 2 (JQC)
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/09		Year Ended 12/31/08
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
FundPreferred shares redeemed and/or noticed for redemption:
Series M	791	$19,775,000	3,929	$98,225,000	663	$16,575,000	3,197	$79,925,000
Series M2	—	—	—	—	663	16,575,000	3,197	79,925,000
Series T	791	19,775,000	3,929	98,225,000	663	16,575,000	3,197	79,925,000
Series T2	—	—	—	—	663	16,575,000	3,197	79,925,000
Series W	791	19,775,000	3,929	98,225,000	663	16,575,000	3,197	79,925,000
Series W2	—	—	—	—	664	16,600,000	3,196	79,900,000
Series TH	791	19,775,000	3,929	98,225,000	664	16,600,000	3,196	79,900,000
Series TH2	—	—	—	—	663	16,575,000	3,197	79,925,000
Series F	791	19,775,000	3,929	98,225,000	663	16,575,000	3,197	79,925,000
Series F2	791	19,775,000	3,929	98,225,000	663	16,575,000	3,197	79,925,000
	4,746	$118,650,000	23,574	$589,350,000	6,632	$165,800,000	31,968	$799,200,000

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments, options and derivative transactions) during the fiscal year ended December 31, 2009, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Purchases	$449,563,006	$722,223,075
Sales, maturities and proceeds from securities sold short	455,716,509	742,314,473

Transactions in options written during the fiscal year ended December 31, 2009, were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of year	23,276	$7,490,746	33,395	$10,680,873
Options written	24,887	4,628,903	37,275	7,121,534
Options terminated in closing purchase transactions	(1,643)	(489,941)	(2,336)	(708,666)
Options expired	(22,990)	(7,262,220)	(32,813)	(10,340,002)
Options exercised	(3,289)	(710,260)	(4,515)	(996,117)
Outstanding, end of year	20,241	$3,657,228	31,006	$5,757,622

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, timing differences in the recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2009, the cost of investments (excluding securities sold short and options written) was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Cost of investments	$1,178,803,552	$1,741,631,368

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding securities sold short and options written) at December 31, 2009, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Gross unrealized:
Appreciation	$62,837,173	$100,363,872
Depreciation	(134,324,812)	(202,479,465)
Net unrealized appreciation (depreciation) of investments	$(71,487,639)	$(102,115,593)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Funds' tax year end, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Undistributed net ordinary income *	$—	$—
Undistributed net long-term capital gains	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended December 31, 2009 and December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Distributions from net ordinary income *	$59,681,788	$90,017,592
Distributions from net long-term capital gains	—	—
Tax return of capital	2,458,931	165,530
2008	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Distributions from net ordinary income *	$83,808,086	$121,315,972
Distributions from net long-term capital gains	—	—
Tax return of capital	30,441,444	39,376,498

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2009, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward for both Funds will both expire as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Expiration:
December 31, 2016	$215,894,596	$268,355,995
December 31, 2017	204,895,930	289,143,715
Total	$420,790,526	$557,499,710

Nuveen Investments

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through December 31, 2009, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Post-October capital losses	$4,905,484	$7,070,587
Post-October currency losses	5,846	855,212

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee is separated into two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall investment strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), Symphony Asset Management, LLC ("Symphony") and Tradewinds Global Investors, LLC ("Tradewinds"). Symphony and Tradewinds are both subsidiaries of Nuveen. Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Symphony manages the portion of the Funds' investment portfolios allocated to debt securities and certain equity investments. Tradewinds manages the portion of the Funds' investment portfolios allocated to global equities. Each sub-adviser is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Multi-Strategy Income and Growth's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,			Year Ending March 31,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Multi-Strategy Income and Growth 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending June 30,			Year Ending June 30,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the senior loan agreements, each Fund may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the

Nuveen Investments

amount of unfunded senior loan commitments. At December 31, 2009, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had unfunded senior loan commitments of $231,472 and $347,209, respectively.

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, a Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, a Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2009, there were no such outstanding participation commitments in either Fund.

9. Borrowing Arrangements

Management determined that leveraging the Funds with debt as a replacement for FundPreferred shares continued to benefit the Funds' shareholders.

Multi-Strategy Income and Growth (JPC) has entered into a $270 million prime brokerage facility (amended from $450 million) with BNP Paribas Prime Brokerage, Inc. ("BNP"). As of December 31, 2009, the Fund's outstanding balance on this facility was $270,000,000. For the fiscal year ended December 31, 2009, the average daily balance outstanding and average interest rate on these borrowings were $156,452,438 and 1.64%, respectively.

Multi-Strategy Income and Growth 2 (JQC) has entered into a $400 million prime brokerage facility (amended from $640 million) with BNP. As of December 31, 2009, the Fund's outstanding balance on this facility was $400,000,000. For the fiscal year ended December 31, 2009, the average daily balance outstanding and average interest rate on these borrowings were $236,369,863 and 1.64%, respectively.

In order to maintain these borrowing facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Funds' Portfolios of Investments. Interest is charged on these borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance.

Interest expense incurred on the borrowed and undrawn balances are recognized as "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Funds are evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders†		Distributions from Capital Gains to Fund- Preferred Share- holders†	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Tax Return of Capital to Common Share- holders		Total
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2009	$5.60	$.54	$3.03	$—	****	$—	3.57	$(.61)	$—	$(.02)		$(.63)
2008	12.38	.86	(6.49)	(.15)		—	(5.78)	(.69)	—	(.31)		(1.00)
2007	14.26	.97	(1.34)	(.28)		(.09)	(.74)	(.77)	(.25)	(.12)		(1.14)
2006	14.18	1.02	.50	(.31)		(.03)	1.18	(.87)	(.08)	(.15)		(1.10)
2005	15.32	1.13	(.74)	(.22)		—	.17	(1.15)	(.16)	—		(1.31)
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2009	6.04	.59	3.01	—	****	—	3.60	(.65)	—	—	****	(.65)
2008	12.46	.86	(6.14)	(.14)		—	(5.42)	(.72)	—	(.28)		(1.00)
2007	14.29	.97	(1.30)	(.26)		(.10)	(.69)	(.79)	(.30)	(.05)		(1.14)
2006	14.20	1.04	.48	(.30)		(.03)	1.19	(.93)	(.09)	(.08)		(1.10)
2005	15.18	1.12	(.70)	(.21)		(.01)	.20	(1.09)	(.09)	—		(1.18)

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2008.

*  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**  After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

***  Rounds to less than .01%.

****  Rounds to less than $.01 per share.

†  The amounts shown are based on Common share equivalents.

Nuveen Investments

								Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement**
	Discount from Common Share Repurchases		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value*	Based on Common Share Net Asset Value*	Ending Net Assets Applicable to Common Shares (000)	Expenses††	Net Investment Income††	Expenses††	Net Investment Income††	Portfolio Turnover Rate
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2009	$.02		$8.56	$7.49	81.73%	67.37%	$839,846	1.80%	7.76%	1.57%	7.99%	50%
2008	—	****	5.60	4.60	(51.80)	(49.27)	556,698	2.47	8.14	2.04	8.57	36
2007	—	****	12.38	10.93	(16.28)	(5.71)	1,230,342	1.53	6.54	1.05	7.03	84
2006	—	****	14.26	14.29	29.81	8.71	1,421,951	1.49	6.80	1.00	7.28	72
2005	—		14.18	11.97	(7.63)	1.32	1,419,946	1.50	7.25	1.03	7.72	37
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2009	.01		9.00	7.69	76.23%	63.01%	1,242,799	1.75	8.01	1.48	8.27	55
2008	—	****	6.04	4.87	(49.39)	(45.84)	843,469	2.41	8.00	1.95	8.45	37
2007	—	****	12.46	11.00	(14.70)	(5.34)	1,740,952	1.50	6.51	1.02	6.99	78
2006	—	****	14.29	14.11	26.71	8.73	2,008,154	1.44	6.90	.96	7.37	77
2005	—		14.20	12.11	(4.40)	1.41	2,002,079	1.46	7.25	.99	7.72	34

††  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of the dividend expense on securities sold short and interest expense paid on borrowings as follows:

				FundPreferred Shares at End of Period			Borrowings at End of Period
	Ratios of Dividend Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(b)	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2009	—	%***	0.45%	$—	$—	$—	$270,000	$4,111
2008	0.01		0.82	118,650	25,000	142,298	145,545	5,640
2007	—	***	—	708,000	25,000	64,444	—	—
2006	—		—	708,000	25,000	75,210	—	—
2005	0.01		—	708,000	25,000	75,139	—	—
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2009	—	%***	0.46%	—	—	—	$400,000	$4,107
2008	0.01		0.83	165,800	25,000	152,182	224,200	5,502
2007	—	***	—	965,000	25,000	70,102	—	—
2006	—		—	965,000	25,000	77,025	—	—
2005	0.01		—	965,000	25,000	76,867	—	—

See accompanying notes to financial statements.

Nuveen Investments

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1997 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	199

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997- 2007), Credit Research Center at Georgetown University.	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199

■ WILLIAM J. SCHNEIDER

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199

■ CAROLE E. STONE

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

■ TERENCE J. TOTH

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	199

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002); and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chartered Financial Analyst.	199

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	123

■ MARK J.P. ANSON

6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	123

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ NIZIDA ARRIAGA

6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

■ MICHAEL T. ATKINSON

2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	199

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC, formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc,; formerly. Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	199

■ WILLIAM T. HUFFMAN

5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	134

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ DAVID J. LAMB

3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ InvestmentManagement Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

■ JOHN V. MILLER

4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

■ GREGORY MINO

1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ CHRISTOPHER M. ROHRBACHER

8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

■ JAMES F. RUANE

7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

■ MARK L. WINGET

12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management ("NAM") and each Fund and the sub-advisory agreements between NAM and Spectrum Asset Management, Inc. ("Spectrum"), NAM and Tradewinds Global Investors, LLC ("Tradewinds") and NAM and Symphony Asset Management LLC ("Symphony") (Spectrum, Tradewinds and Symphony are each a "Sub-Adviser"). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an "Investment Management Agreement") and sub-advisory agreements (each a "Sub-advisory Agreement," and each Investment Management Agreement and Sub-advisory Agreement, an "Advisory Agreement"), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a "Fund Adviser"), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into

Nuveen Investments

account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

The Independent Board Members also considered NAM's oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser's organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to

Nuveen Investments

visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with Tradewinds in February 2008 and 2009 and with Spectrum in September 2008. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by each particular Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Funds relative to the benchmark of each sleeve and the overall benchmark for each Fund for the year 2008. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range

Nuveen Investments

of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee. The Independent Board Members noted that with respect to Spectrum, the Sub-Adviser that is unaffiliated with Nuveen, such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. In addition, with respect to Spectrum, which is unaffiliated with Nuveen, the Independent Board Members also considered such Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that such Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the

Nuveen Investments

benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

With respect to Tradewinds, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. The Independent Board Members further noted that this Sub-Adviser's profitability may be lower if it were required to pay for this research with hard dollars. With respect to Spectrum, the Board noted that Spectrum does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. Spectrum, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive such research. Spectrum, however, serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: Beta is a measure describing the relationship between a security's return and the return of the security's asset class as a whole. Higher beta securities often show greater volatility than the general market, while lower beta securities have less perceived volatility.

•  Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt and preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) hereby designate 12.22% and 9.23%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 35.35% and 31.63%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Preferred Shares Redeemed
JPC	1,326,650	4,746

JQC	1,655,075	6,632

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

•  Share prices

•  Fund details

•  Daily financial news

•  Investor education

•  Interactive planning tools

EAN-F-1209D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Multi-Strategy Income and Growth Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2009	$23,436	$0	$0	$6,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2008	$23,872	$0	$0	$7,100

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2009	$6,000	$0	$0	$6,000
December 31, 2008	$7,100	$0	$0	$7,100

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum”), Tradewinds Global Investors, LLC (“Tradewinds”), and Symphony Asset Management, LLC (“Symphony”) (Spectrum, Tradewinds and Symphony are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:

SPECTRUM

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, the CCO will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•          Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•          Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•          Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

TRADEWINDS

Tradewinds’ Proxy Voting Policies and Procedures were developed and are maintained to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. Note that clients may otherwise reserve the right to vote their proxies.

Tradewinds has engaged a third party service provider, RiskMetrics Group (“RMG”) (formerly, Institutional Shareholder Services) to assist with the proxy voting process. We review their recommendations and frequently follow them; however, on selected issues, Tradewinds may not vote in accordance with the RMG recommendations when we believe that they are not in the best economic interest of our clients. If Tradewinds manages assets of a company or its pension plan and any of Tradewinds’ clients hold securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with

RMG recommendations to avoid any conflict of interest. If a client requests Tradewinds to follow specific voting guidelines or additional guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the request.

Tradewinds generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in Tradewinds’ judgment result in some other financial, legal, regulatory disability or burden to Tradewinds or the client (such as imputing control with respect to the issuer). Likewise, Tradewinds may determine not to recall securities on loan if negative consequences of such recall outweigh the benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh any benefits, in Tradewinds’ judgment.

SYMPHONY

Symphony Asset Management votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting. Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.

Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider. Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines. Service providers also provide proxy voting related research material as required.

In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients. Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders. Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients. Symphony’s Proxy Voting Committee reviews vote changes.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum”) for the registrant’s preferred securities investments, Tradewinds Global Investors, LLC (“Tradewinds”), for the registrant’s convertible securities and Symphony Asset Management, LLC (“Symphony”), for the registrant’s high yield, fixed income investments (Spectrum, Tradewinds and Symphony are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

Spectrum

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is Executive Director and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV — Managing Director and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995. From 1989-1995, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was co-portfolio manager of a $600 million preferred stock portfolio. Mr. Jacoby was a trader and portfolio manager at Northern Trust Company (1982-1983) and Vice President of Institutional Sales, E.F. Hutton (1983-1987). BS Business Administration & Finance, Boston University. NASD Series 55 “Equity Trader Limited Representative”.

BERNARD M. SUSSMAN - Mr. Sussman is Chief Investment Officer and Chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He was a Limited Partner at Goldman Sachs from December 1994 through November 1996. BS Industrial Relations and MBA Finance, Cornell University. NASD Series 55 “Equity Trader Limited Representative”. Mr. Sussman retired on December 31, 2009.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Phillip Jacoby	Separately Managed accounts	20	$1,380,502,089

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
	Pooled Accounts	4	$320,852,181
	Registered Investment Vehicles	8	$5,464,843,432

Mark Lieb	Separately Managed accounts	25	$1,392,487,071
	Pooled Accounts	4	$320,852,181
	Registered Investment Vehicles	8	$5,464,843,432

Bernard Sussman	Separately Managed accounts	21	$1,388,142,685
	Pooled Accounts	4	$320,852,181
	Registered Investment Vehicles	8	$5,464,843,432

* Assets are as of December 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).  FUND MANAGER COMPENSATION

All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:

•                  Changes in overall firm assets under management (employees have no direct incentive to increase assets)

•                  Portfolio performance relative to benchmarks

•                  Contribution to client servicing

•                  Compliance with firm and/or regulatory policies and procedures

•                  Work ethic

•                  Seniority and length of service

•                  Contribution to overall functioning of organization

Item 8(a)(4).  OWNERSHIP OF JPC SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Phillip Jacoby	$0
Mark Lieb	$0
Bernard Sussman	$0

Symphony

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

Eric Olson, CFA, Director of International Equity Strategies

Mr. Olson, Director of International Equity Strategies, is a member of the equity team and his responsibilities include coordinating portfolio management, trading and research for Symphony’s international strategies. Mr. Olson is the lead portfolio manager of the international long-only strategies. Prior to joining Symphony in 1998, Mr. Olson was a member of the active strategies group at Barclays Global Investors working on domestic and international quantitative stock selection operations. Mr. Olson received a BS in mathematics and physics from St. Lawrence University. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of San Francisco.

Gunther Stein, Chief Investment Officer

Mr. Stein, Chief Investment Officer, is responsible for Symphony’s fixed-income and equity investments. Mr. Stein joined Symphony in 1999. He has over 20 years of investment and research experience and is actively involved with the management of the firm’s fixed income products. Prior to joining Symphony, Mr. Stein spent six years at Wells Fargo where he was most recently a High-Yield Portfolio Manager and previously an Associate in the firm’s Loan Syndications & Leveraged Finance Group. Before joining Wells Fargo, Mr. Stein worked for First Interstate Bank as a Eurocurrency deposit trader. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Mr. Stein received an MBA from the University of Texas at Austin and a BA in economics from the University of California, Berkeley.

David T. Wang, Director of Equity Investments

Mr. Wang, Director of Equity Investments, is responsible for leading the firm’s equity portfolio management team and overseeing the equity trading and research activities. Prior to joining Symphony in 1994 when the firm was founded, Mr. Wang was an analyst in Barra, Inc.’s Active Strategies group. At Barra, Mr. Wang was a member of a team responsible for managing a number of equity strategies, including domestic and global tilt funds that combine quantitative and qualitative analysis. Mr. Wang received an MBA from the University of Illinois at Urbana-Champaign and holds a BS degree in chemical engineering from Tamkang University in Taipei.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PMs

As of 12/31/09

	Gunther Stein	Eric Olson	David Wang
(a) RICs
Number of accts	6	2	8
Assets	$2,203,380,134	$111,807,899	$208,428,126

(b) Other pooled accts

Non-performance fee accts
Number of accts	4	2	19
Assets	$93,913,616	$33,251,609	$533,273,136
Performance fee accts
Number of accts	22	0	10
Assets	$4,575,419,179	$0	$399,168,061

(c) Other
Non-performance fee accts
Number of accts	4	9	3
Assets	$6,713,595	$724,336	$539,948
Performance fee accts
Number of accts	0	0	0
Assets	$0	$0	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.   In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).  FUND MANAGER COMPENSATION

Symphony investment professionals receive competitive base salaries and annual bonus payments.   Base salaries are determined by Symphony’s senior management and reviewed periodically to ensure competitiveness with comparable positions at similar asset management firms.  The bonus pool is based in part on Symphony’s aggregate management fees.    Bonus compensation is determined by senior management on a discretionary basis and not on fixed formulas.  Investment professionals’ bonus payments are based on individual work performance, contribution to the investment team, strategy performance, and overall firm performance. In addition, Symphony’s investment professionals may participate in long-term incentive plans which are tied to ongoing year-over-year performance, profitability and firm growth.

Item 8(a)(4).  OWNERSHIP OF JPC SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X
Eric Olson	X
David Wang	X

Tradewinds

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHY

David Iben, CFA, Chief Investment Officer, Co-President of Tradewinds, and Executive Managing Director

Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996. Mr. Iben received a B.A. in Economics from the University of California at Davis and an M.B.A. from the Marshall School of Business at University of Southern California. In addition, he received his Chartered Financial Analyst designation in 1984 and is a member of the CFA Institute and the CFA Society of Los Angeles, Inc.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED

David Iben
(a) RICs
Number of accts	10
Assets ($000s)	3,785,322,126

(b) Other pooled accts
Non-performance fee accts
Number of accts	13
Assets ($000s)	1,672,495,801
(c) Other
Non-performance fee accts
Number of accts	4,716
Assets ($000s)	4,309,291,083
Performance fee accts
Number of accts	2
Assets ($000s)	69,145,910

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•                  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

•                  With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•                  The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

In addition, Merrill Lynch & Co., Inc. (“Merrill Lynch”), which was acquired by Bank of America Corporation (“Bank of America”, and together with their affiliates, “ML/BofA”), are indirect investors in Nuveen. While we do not believe that ML/BofA are affiliates of NWQ for purposes of the Investment Company Act of 1940, NWQ may determine to impose certain trading limitations in connection with ML/BofA broker-dealers.

Item 8 (a)(3).  FUND MANAGER COMPENSATION

Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

•                  Overall performance of client portfolios

•                  Objective review of stock recommendations and the quality of primary research

•                  Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

Item 8 (a)(4).  OWNERSHIP OF JPC SECURITIES AS OF DECEMBER 31, 2009.

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Iben	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2009	0		0	9,940,000

FEBRUARY 1-28, 2009	0		0	9,940,000

MARCH 1-31, 2009	0		0	9,940,000

APRIL 1-30, 2009	0		0	9,940,000

MAY 1-31, 2009	0		0	9,940,000

JUNE 1-30, 2009	67,900	$5.34	67,900	9,872,100

JULY 1-31, 2009	117,400	$5.65	117,400	9,754,700

AUGUST 1-31, 2009	88,400	$6.38	88,400	9,666,300

SEPTEMBER 1-30, 2009	600	$6.77	600	9,665,700

OCTOBER 1-31, 2009	487,600	$6.97	487,600	9,427,400

NOVEMBER 1-30, 2009	493,550	$6.92	493,550	8,933,850

DECEMBER 1-31, 2009	71,200	$7.17	71,200	8,862,650

TOTAL	1,326,650

* The registrant’s repurchase program, which authorized the repurchase of 9,940,000 shares, was announced August 7, 2008.  On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 9,915,000 shares.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Strategy Income and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 10, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 10, 2010